                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A
                                                                File No. 2-57791
                                                               File No. 811-2715

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/

         Pre-Effective Amendment No.                                         / /
                                      --------

         Post-Effective Amendment No.    45                                  /X/
                                      -------

                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /X/

         Amendment No.   45
                       ------

                   DELAWARE GROUP STATE TAX-FREE INCOME TRUST
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

              One Commerce Square, Philadelphia, Pennsylvania 19103
--------------------------------------------------------------------------------
                  (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code:               (800) 523-1918
                                                                  --------------

        Richelle S. Maestro, One Commerce Square, Philadelphia, PA 19103
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)


Approximate Date of Public Offering:                              April 30, 2001
                                                                  --------------
It is proposed that this filing will become effective:

    ____ immediately upon filing pursuant to paragraph (b)
    _X__  on April 30, 2001 pursuant to paragraph (b)
    ____ 60 days after filing pursuant to paragraph (a)(1)
    ____ on (date) pursuant to paragraph (a)(1)
    ____ 75 days after filing pursuant to paragraph (a)(2)
    ____ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate:

         _____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                             --- C O N T E N T S ---



This Post-Effective Amendment No. 46 to Registration File No. 2-57791 includes the following:

1.       Facing Page

2.       Contents Page

3.       Part A - Prospectus

4.       Part B - Statement of Additional Information

5.       Part C - Other Information

6.       Signatures

DELAWARE(SM)
INVESTMENTS
=====================
Philadelphia o London

Delaware Tax-Free
New Jersey Fund

Class A o Class B o Class C

Prospectus April 30, 2001

[GRAPHIC OMITTED]

Tax-Exempt Current Income Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Fund profile                                               page 2
Delaware Tax-Free New Jersey Fund                               2
 .................................................................
How we manage the Fund                                     page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Fund                              8
 .................................................................
Who manages the Fund                                      page 10
Investment manager                                             10
Portfolio managers                                             10
Fund administration (Who's who)                                11
 .................................................................
About your account                                        page 12
Investing in the Fund                                          12
   Choosing a share class                                      12
How to reduce your sales charge                                14
How to buy shares                                              15
How to redeem shares                                           17
Account minimums                                               18
Special services                                               19
Dividends, distributions and taxes                             21
 .................................................................
Financial highlights                                      page 22

Profile: Delaware Tax-Free New Jersey Fund

What is the Fund's goal?

Delaware Tax-Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and certain New Jersey state and local taxes, consistent with preservation of capital. Although the Fund will strive to meet its goal, there is no assurance that it will.


What are the Fund's main investment strategies? The Fund will invest primarily in municipal bonds and notes that are exempt from federal and New Jersey state income taxes. Municipal securities are debt obligations issued by state and local governments to raise funds for various public purposes such as hospitals, schools and general capital expenses. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions. We will attempt to adjust the average maturity of the bonds in the portfolio to provide a high level of tax-exempt income consistent with preservation of capital. The Fund's income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit our investment needs.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by adverse changes in interest rates. When interest rates rise, bond prices and the value of the Fund's investments will generally fall. The Fund may also be affected by the ability of individual municipalities to pay interest and repay principal on the bonds they issue. That ability may be impacted by weak economic conditions in the state of New Jersey. The Fund is permitted to invest up to 20% of its net assets in securities subject to the federal alternative minimum tax. Income from these securities would be taxable for investors subject to that tax. The Fund is considered "non-diversified" under federal laws and rules that regulate mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risks.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund

o Investors seeking monthly income, free from federal, New Jersey state and local taxes.

o  Investors with long-term financial goals.

Who should not invest in the Fund

o  Investors with very short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate especially over the short term.

o Investors who are concerned about the special risks associated with concentrating investments in a particular state or region of the country.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Tax-Free New Jersey Fund performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past three calendar years, as well as the average annual returns of all shares for one-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the caps.

Year-by-year total return (Class A)
[GRAPHIC OMITTED]

     1998          1999          2000
     ----          ----          ----
     6.50%        -8.29%        15.94%

As of March 31, 2001, the Fund's Class A shares had a calendar year-to-date return of 13.03%. During the periods illustrated in this bar chart, Class A's highest quarterly return was 6.98% for the quarter ended December 31, 2000 and its lowest quarterly return was -3.10% for the quarter ended June 30, 1999.

The maximum Class A sales charge of 3.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table on page 3 do include the sales charge.

--------------------------------------------------------------------------------

                                                                 Average annual returns for periods ending 12/31/00

  CLASS                                    A                      B                   C             Lehman Brothers
                                                                                                          Municipal
                                                     (if redeemed)*      (if redeemed)*                  Bond Index
-------------------------------------------------------------------------------------------------------------------
                            (Inception 9/2/97)   (Inception 9/2/97)  (Inception 9/2/97)
  1 year                                11.53%               11.09%              14.09%                      11.68%
  Lifetime                               4.16%                3.59%               4.27%                       7.32%

 The Fund's returns are compared to the performance of the Lehman Brothers Municipal Bond Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

*If shares were not redeemed, the returns for Class B would be 15.09% and 4.41% for the one-year and lifetime periods, respectively. Returns for Class C would be 15.09% and 4.27% for the one-year and lifetime periods, respectively.

What are the Fund's fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

CLASS                                                              A           B            C
---------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
   purchases as a percentage of offering price                  3.75%       none         none

Maximum contingent deferred sales charge (load)
   as a percentage of original purchase price or
   redemption price, whichever is lower                         none(1)       4%(2)        1%(3)

Maximum sales charge (load) imposed on
   reinvested dividends                                         none        none         none

Redemption fees                                                 none        none         none
----------------------------------------------------------------------------------------------

Annual fund operating expenses are deducted from the Fund's assets.

Management fees                                                 0.55%       0.55%        0.55%
Distribution and service (12b-1) fees                           0.25%(4)    1.00%        1.00%
Other expenses                                                  0.29%       0.29%        0.29%
Total operating expenses                                        1.09%       1.84%        1.84%
Fee waivers and payments5                                      (0.59%)     (0.59%)      (0.59%)
Net expenses                                                    0.50%       1.25%        1.25%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(6) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS(7)                                   A           B               B           C              C
                                                            (if redeemed)              (if redeemed)
1 year                                   $424        $127           $527        $127           $227
3 years                                  $652        $521           $821        $521           $521
5 years                                  $898        $941         $1,141        $941           $941
10 years                               $1,603      $1,913         $1,913      $2,110         $2,110

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first two years after you buy them, you will pay a contingent deferred sales charge of 4%, which declines to 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) The Board of Trustees has set the 12b-1 Plan payments at 0.25%. Payments under the Plan may not exceed 0.30%.

(5) The investment manager has contracted to waive fees and pay expenses through October 31, 2001, in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 0.25% of average daily net assets.

(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategies

We analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for a fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We invest primarily in municipal securities paying interest income that is exempt from federal and New Jersey gross income taxes. Determination of whether a bond's income qualifies for tax-exemption is based on the opinion of the bond issuer's legal counsel. The securities we invest in include debt obligations of the State of New Jersey and its political subdivisions, agencies, authorities and instrumentalities and also other issuers such as Puerto Rico and the Virgin Islands whose bonds are also free of federal and New Jersey income taxes.

The Fund will invest at least 80% of its net assets in tax-exempt securities that are described above. We will generally invest in securities for income rather than seeking capital appreciation through active trading. However, we may sell securities; for a variety of reasons such as: to reinvest the proceeds in higher yielding securities; to eliminate investments not consistent with the preservation of capital; or to honor redemption requests. As a result, we may realize losses or capital gains which could be taxable to shareholders.

The Fund intends to invest at least 80% of its net assets in debt obligations that are rated in the top four quality grades, that is BBB or better, by a nationally recognized statistical ratings organization (NRSRO) at the time of purchase. The Fund may buy securities that have not been rated if we believe they are comparable in quality to the top four rating categories. The fourth grade is considered medium grade and may have speculative characteristics. Each Fund may invest up to 20% of its net assets in securities with ratings lower than the top four grades and in comparable unrated securities. These securities (commonly known as "junk bonds") are speculative and may involve greater risks and have higher yields.

The Fund may invest up to 20% of its net assets in bonds whose income is subject to the federal alternative minimum tax.

The Fund may invest more than 25% of its assets in municipal obligations relating to similar types of projects or with other similar economic, business or political characteristics (such as bonds of housing finance agencies or health care facilities). In addition, the Fund may invest more than 25% of its assets in industrial development bonds or pollution control bonds, which may be backed only by the assets and revenues of a nongovernmental issuer. The Fund will, however, invest more than 25% of its total assets in bonds issued for companies in the same industry. Percentage limitations outlined above are determined at the time an investment is made.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change an objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change in the objective became effective

How to use
this glossary

The glossary contains definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Glossary A-C
Amortized cost
--------------------------------------------------------------------------------
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
--------------------------------------------------------------------------------
An average of when the individual bonds and other debt securities held in a portfolio will mature.

The securities we typically invest in
Fixed-income securities offer the potential for greater income payments than stocks, and may also provide capital appreciation. Municipal bond securities typically pay income free of federal income taxes and may also be free of state income taxes in the state where they are issued.

------------------------------------------------------------------------------------------------------------------------------------
                 Securities                                                           How we use them
------------------------------------------------------------------------------------------------------------------------------------
General obligation bonds: Municipal bonds on which the       The Fund may invest without limit in general obligation bonds with an
payment of principal and interest is secured by the          emphasis on bonds rated in the top four quality grades.
issuer's pledge of its full faith, credit and taxing
power.
------------------------------------------------------------------------------------------------------------------------------------
Revenue bonds: Municipal bonds on which principal and        The Fund may invest without limit in revenue bonds with an emphasis on
interest payments are made from revenues derived from a      bonds rated in the top four quality grades.
particular facility, from the proceeds of a special
excise tax or from revenue generated by the operating
project. Principal and interest are not secured by the
general taxing power. Tax-exempt industrial development
bonds, in most cases, are a type of revenue bond that
is not backed by the credit of the issuing municipality
and may therefore involve more risk.
------------------------------------------------------------------------------------------------------------------------------------
Insured municipal bonds: Various municipal issuers may       The Fund may invest without limit in insured bonds. We do not evaluate
obtain insurance for their obligations. In the event of      the creditworthiness of the private insurer. Instead, we focus first
a default, the insurer is required to make payments of       on the creditworthiness of the actual bond issuer and its ability to
interest and principal when due to the bondholders.          pay interest and principal.
However, there is no assurance that the insurance
company will meet its obligations. Insured obligations       It is possible that a substantial portion of the Fund's portfolio may
are typically rated in the top quality grades by an          consist of municipal bonds that are insured by a single insurance
NRSRO.                                                       company.

                                                             Insurance is available on uninsured bonds and the Fund may purchase such insurance directly. We will generally do so only if we believe that purchasing and insuring a bond provides an investment opportunity at least comparable to owning other available insured securities.

                                                             The purpose of insurance is to protect against credit risk. It does not insure against market risk or guarantee the value of the securities in the portfolio or the value of shares of the Fund.
------------------------------------------------------------------------------------------------------------------------------------
Private activity or private placement bonds: Municipal       The Fund may invest up to 20% of its assets in bonds whose income is
bond issues whose proceeds are used to finance certain       subject to the federal alternative minimum tax. This means that a
non-government activities, including some types of           portion of the Fund's distributions could be subject to the federal
industrial revenue bonds such as privately-owned sports      alternative minimum tax that applies to certain taxpayers.
and convention facilities. The Tax Reform Act of 1986
subjects interest income from these bonds to the
federal alternative minimum tax and makes the
tax-exempt status of certain bonds dependent on the
issuer's compliance with specific requirements after
the bonds are issued.
------------------------------------------------------------------------------------------------------------------------------------
Advanced refunded bonds: In an advance refunding, the        We may invest without limit in refunded bonds. These bonds are
issuer will use the proceeds of a new bond issue to          generally considered to be of very high quality because of the escrow
purchase high grade interest bearing debt securities         account which typically holds U.S. Treasuries.
that are deposited into an irrevocable escrow account
held by a trustee bank to secure all future payments of
principal and interest on pre-existing bonds which are
then considered to be "advance refunded bonds." Escrow
secured bonds often receive the highest rating from S&P
and Moody's.
------------------------------------------------------------------------------------------------------------------------------------

Bond
--------------------------------------------------------------------------------
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

Bond ratings
--------------------------------------------------------------------------------
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
--------------------------------------------------------------------------------
The amount of money you invest.

Capital appreciation
--------------------------------------------------------------------------------
An increase in the value of an investment.

------------------------------------------------------------------------------------------------------------------------------------
                 Securities                                                           How we use them
------------------------------------------------------------------------------------------------------------------------------------

Municipal leases and certificates of participation           The Fund may invest in municipal lease obligations primarily through
(COPs): COPs are widely used by state and local              certificates of participation.
governments to finance the purchase of property and
facilities. COPs are like installment purchase               As with its other investments, the Fund expects its investments in
agreements. A governmental corporation may create a COP      municipal lease obligations to be exempt from regular federal income
when it issues long-term bonds to pay for the                taxes.
acquisition of property or facilities. The property or
facilities are then leased to a municipality, which          We invest only in certificates of participation that are rated within
makes lease payments to repay interest and principal to      the four highest rating categories of NRSRO. We may also invest in
the holders of the bonds. Once the lease payments are        unrated COPs that we believe to be of comparable quality. We believe
completed, the municipality gains ownership of the           this quality strategy mitigates the risk of non-appropriation which is
property for a nominal sum.                                  described below.

                                                             A feature that distinguishes COPs from municipal debt is that leases typically contain a "nonappropriation" or "abatement" clause. This means the municipality leasing the property or facility must use its best efforts to make lease payments, but may terminate the lease without penalty if its legislature or other appropriating body does not allocate the necessary money. In such a case, the creator of the
                                                             COP, or its agent, is typically entitled to repossess the property. In most cases, however, the market value of the property will be less than the amount the municipality was paying.

                                                             COPs will be considered illiquid and subject to the Fund's limitation on illiquid securities unless we determine they are liquid according to the guidelines set by the board of trustees.
------------------------------------------------------------------------------------------------------------------------------------
Inverse floaters: Inverse floaters are a type of             The Fund may invest up to 10% of its assets in inverse floaters.
derivative tax-exempt obligation with floating or
variable interest rates that move in the opposite            Investment in inverse floaters could increase the volatility of the
direction of short-term interest rates, usually at an        Fund's share price.
accelerated speed. Consequently, the market values of
inverse floaters will generally be more volatile than
other tax-exempt investments.
------------------------------------------------------------------------------------------------------------------------------------
Variable rate and floating rate obligations: These           The Fund may purchase "floating-rate" and "variable-rate" obligations.
obligations pay interest at rates that are not fixed,        We generally do not intend to invest more than 5% of the Fund's net
but instead vary with changes in specified market rates      assets in these instruments.
or indexes on pre-designated dates.
------------------------------------------------------------------------------------------------------------------------------------
High-yield, higher risk municipal bonds: Municipal debt      The Fund may invest up to 20% of its net assets in high-yield, high
obligations rated lower than investment grade by an          risk fixed-income securities. We will not invest in securities that
NRSRO or, if unrated, of comparable quality. These           are rated lower than B by S&P or similarly by another rating agency.
securities are often referred to as "junk bonds" and         We will not invest in unrated bonds that we consider to be of a
are considered to be of poor standing and predominately      quality lower than B.
speculative.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities           We may invest in privately placed securities including those
whose resale is restricted under securities law.             securities that are eligible for resale only among certain institutional buyers without registration, which are commonly known as
                                                             "Rule 144A Securities."
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a           The Fund may invest up to 15% of its net assets in illiquid
ready market, and cannot be easily sold within seven         securities.
days at approximately the price that a fund has valued
them.
------------------------------------------------------------------------------------------------------------------------------------

C-D
Capital gains distributions
--------------------------------------------------------------------------------
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
--------------------------------------------------------------------------------
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
--------------------------------------------------------------------------------
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
--------------------------------------------------------------------------------
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

The Fund may also invest in other securities including repurchase agreements and enter into futures and options on futures contracts. The Fund may also invest in zero coupon bonds, derivative tax-exempt obligations and enter into options. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Borrowing money The Fund is permitted to borrow money but normally does not do so. As a temporary measure for extraordinary purposes or to meet redemption requests, the Fund may borrow up to 10% of the value of its assets. To the extent that it does so, the Fund may be unable to meet its investment objective.

Purchasing securities on a when-issued basis The Fund may buy securities on a when-issued basis; that is, make a commitment to buy a security with settlement up to 45 days later. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions The Fund may invest in taxable instruments for temporary defensive purposes. These would include instruments of the U.S. government, its agencies and instrumentalities. To the extent that the Fund holds these securities, the Fund may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Fund's annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.

Contingent deferred sales charge (CDSC)
--------------------------------------------------------------------------------
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

Corporate bond
--------------------------------------------------------------------------------
A debt security issued by a corporation. See Bond.

Depreciation
--------------------------------------------------------------------------------
A decline in an investment's value.

Diversification
--------------------------------------------------------------------------------
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
--------------------------------------------------------------------------------
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                     Risks                                                      How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities,              Because interest rate movements can be unpredictable, we do not try to
particularly bonds with longer maturities, will              increase return by aggressively capitalizing on interest rate moves.
decrease in value if interest rates rise.                    We do attempt to manage the duration of the Fund in order to take advantage of our market outlook, especially on a longer term basis.
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the        We maintain a long-term investment approach and focus on bonds we
securities in a certain market--like the stock or bond       believe will provide a steady income stream regardless of interim
market--will decline in value because of factors such        market fluctuations. We do not try to predict overall market movements
as economic conditions, future expectations or investor      and generally do not trade for short-term purposes.
confidence.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value        We generally spread the Fund's assets across different types of
of securities in a particular industry or the value of       municipal bonds and among bonds representing different industries and
an individual security will decline because of changing      regions within a state. We also follow a rigorous selection process
expectations for the performance of that industry or         before choosing securities for the portfolio.
for the individual issuer of the security.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk is the possibility that a bond's issuer (or      We conduct careful credit analysis of individual bonds. We focus on
an entity that insures the bond) will be unable to make      high quality bonds and limit our holdings of bonds rated below
timely payments of interest and principal.                   investment grade. We also hold a number of different bonds in the portfolio. All of this is designed to help reduce credit risk.
In the case of municipal bonds, issuers may be affected
by poor economic conditions in their state.
------------------------------------------------------------------------------------------------------------------------------------
High yield, high risk municipal bonds: Investing in          We limit the amount of each portfolio which may be invested in lower
so-called "junk" bonds entails the risk of principal         quality higher yielding bonds.
loss, which may be greater than the risk involved in
investment grade bonds. High-yield bonds are sometimes
issued by municipalities with lesser financial strength
and therefore less ability to make projected debt
payments on the bonds.

Although experts disagree on the impact recessionary
periods have had and will have on high-yield municipal
bonds, some analysts believe a protracted economic
downturn would adversely affect the value of
outstanding bonds and the ability of high-yield issuers
to repay principal and interest. In particular, for a
high yield revenue bond, adverse economic conditions to
the particular project or industry which backs the bond
would pose a significant risk.
------------------------------------------------------------------------------------------------------------------------------------

D-L
Duration
--------------------------------------------------------------------------------
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
--------------------------------------------------------------------------------
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
--------------------------------------------------------------------------------
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

------------------------------------------------------------------------------------------------------------------------------------
                     Risks                                                      How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Call risk is the risk that a bond issuer will prepay         We take into consideration the likelihood of prepayment when we select
the bond during periods of low interest rates, forcing       bonds and in certain environments may look for bonds that have
an investor to reinvest their money at interest rates        protection against early prepayment.
that might be lower than rates on the called bond.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities            We limit exposure to illiquid securities.
cannot be readily sold within seven days at
approximately the price that a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------
Non-diversified funds: Non-diversified funds have the        The Fund is a non-diversified investment company, subject to this
flexibility to invest as much as 50% of their assets in      risk. Nevertheless, we typically hold securities from a variety of
as few as two issuers provided no single issuer              different issuers representing different sectors and different types
accounts for more than 25% of the portfolio. The             of municipal projects. We also perform extensive credit analysis on
remaining 50% of the portfolio must be diversified so        all securities. We are particularly diligent in reviewing the credit
that no more than 5% of the fund's assets is invested        status of bonds that represent a larger percentage of portfolio
in the securities of a single issuer. When a fund            assets.
invests its assets in fewer issuers, the value of fund
shares may increase or decrease more rapidly than if
the fund were fully diversified. If a fund were to
invest a large portion of its assets in a single
issuer, the fund could be significantly affected if
that issuer was unable to satisfy its financial
obligations.
------------------------------------------------------------------------------------------------------------------------------------
Geographic concentration risk is the risk that a fund        The Fund invests primarily in a specific state and may be subject to
which concentrates on investments from a particular          geographic concentration risk. However, we believe that the economies
state or region could be adversely affected by               and municipal bond markets in New Jersey are broad enough to satisfy
political and economic conditions in that state or           our investment needs. In addition, we have the flexibility to invest
region. There is also a risk if that there could be an       in issuers in Puerto Rico and the Virgin Islands whose bonds are also
inadequate supply of municipal bonds in a particular         free of New Jersey state income taxes.
state.
------------------------------------------------------------------------------------------------------------------------------------
Alternative minimum tax risk: If a fund invests in           The Fund may invest up to 20% of its assets in bonds whose income is
bonds whose income is subject to an alternative minimum      subject to the federal alternative minimum tax.
tax, that portion of the fund's distributions would be
taxable for shareholders who are subject to this tax.
------------------------------------------------------------------------------------------------------------------------------------

Fixed-income securities
--------------------------------------------------------------------------------
With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Inflation
--------------------------------------------------------------------------------
The increase in the cost of goods and services over time. U.S.
inflation is frequently measured by changes in the Consumer Price
Index (CPI).

Investment goal
--------------------------------------------------------------------------------
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------
The Lehman Brothers Municipal Bond Index is an index that includes approximately 15,000 bonds. To be included in the index, a municipal bond must meet the following criteria: a minimum credit rating of at least Baa; has been part of a deal of at least $50 million; been issued within the last five years, and has a maturity of at least two years. Bonds subject to the Alternative Minimum Tax are excluded. Bonds with floating or zero coupons are also excluded.

Who manages the Fund

Investment manager
Delaware Tax-Free New Jersey Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, no fees were paid to the manager for the last fiscal year due to an expense cap in effect for the Fund.

Portfolio managers
Patrick P. Coyne and Mitchell L. Conery have primary responsibility for making day-to-day investment decisions for each Fund. Mr. Coyne and Mr. Conery have managed the Fund since its inception.

Patrick P. Coyne, Senior Vice President/Senior Portfolio Manager, is a graduate of Harvard University with an MBA from the University of Pennsylvania's Wharton School. Mr. Coyne joined Delaware Investments' fixed-income department in 1990. Prior to joining Delaware Investments, he was a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high grade municipal bonds and municipal futures contracts. Mr. Coyne is a member of the Municipal Bond Club of Philadelphia.

Mitchell L. Conery, Vice President/Senior Portfolio Manager, joined Delaware Investments in January 1997. Mr. Conery holds a bachelor's degree from Boston University and an MBA in Finance from the State University of New York at Albany. He has served as an investment officer with Travelers Insurance and as a research analyst with CS First Boston and MBIA Corporation.

M-P
Management fee
--------------------------------------------------------------------------------
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
--------------------------------------------------------------------------------
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
--------------------------------------------------------------------------------
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
--------------------------------------------------------------------------------
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Who's who?
This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.


                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------       The Fund       ------------------  The Chase Manhattan Bank
    One Commerce Square                               -------------------                      4 Chase Metrotech Center
  Philadelphia, PA 19103                              |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               One Commerce Square                  Service agent
  Portfolio managers                      Philadelphia, PA 19103         Delaware Service Company, Inc.
(see page 10 for details)               ---------------------------          One Commerce Square
----------------------------                          |                     Philadelphia, PA 19103
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                     Financial intermediary distributor        |
                                     Lincoln Financial Distributors, Inc.      |
                                              350 Church Street                |
                                             Hartford, CT 06103                |
                                     ------------------------------------      |
                                                                               |
                                                               ------------------
                                                               Financial advisers
                                                               ------------------
                                                                       |
                                                                  -------------
                                                                  Shareholders
                                                                  -------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as Delaware Tax-Free New Jersey Fund) that rely on exemptive rules created by the SEC, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary distributor Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

Nationally recognized statistical ratings organization (NRSRO)
--------------------------------------------------------------------------------
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), Duff & Phelps, Inc. (Duff), and Fitch IBCA, Inc. (Fitch).

Net asset value (NAV)
--------------------------------------------------------------------------------
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
--------------------------------------------------------------------------------
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
--------------------------------------------------------------------------------
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

About your account

Investing in the Fund
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Choosing a share class

Class A

o Class A shares have an front-end sales charge of up to 3.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o  If you invest $100,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information for details.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Class A shares generally are not subject to a contingent deferred sales charge.

Class A sales charges

------------------------------------------------------------------------------------------------------
                          Sales charge as %          Sales charge as %         Dealer's commission as
Amount of purchase        of offering price          of amount invested        % of offering price
------------------------------------------------------------------------------------------------------
Less than $100,000               3.75%                      3.90%                      3.25%
------------------------------------------------------------------------------------------------------
$100,000 but
under $250,000                   3.00%                      3.09%                      2.50%
------------------------------------------------------------------------------------------------------
$250,000 but
under $500,000                   2.50%                      2.56%                      2.00%
------------------------------------------------------------------------------------------------------
$500,000 but
under $1 million                 2.00%                      2.04%                      1.75%
------------------------------------------------------------------------------------------------------

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year, and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.

-------------------------------------------------------------------------------------------------------------------
                                  Sales charge as %            Sales charge as %            Dealer's commission as
Amount of purchase                of offering price            of amount invested           % of offering price
-------------------------------------------------------------------------------------------------------------------
$1 million up to $5 million            none                          none                          1.00%
-------------------------------------------------------------------------------------------------------------------
Next $20 million
up to $25 million                      none                          none                          0.50%
-------------------------------------------------------------------------------------------------------------------
Amount over $25 million                none                          none                          0.25%
-------------------------------------------------------------------------------------------------------------------

P-S
Principal
--------------------------------------------------------------------------------
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
--------------------------------------------------------------------------------
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
--------------------------------------------------------------------------------
To cash in your shares by selling them back to the mutual fund.

Risk
--------------------------------------------------------------------------------
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Class B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first two years after you buy them, the shares will be subject to a contingent deferred sales charge of 4%. The contingent deferred sales charge is 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information for details.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information for details.

o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Sales charge
--------------------------------------------------------------------------------
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
--------------------------------------------------------------------------------
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
--------------------------------------------------------------------------------
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
--------------------------------------------------------------------------------
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
--------------------------------------------------------------------------------
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Share class
Program                          How it works                           A                B                    C
------------------------------------------------------------------------------------------------------------------------------------
Letter of Intent           Through a Letter of Intent you               X          Although the Letter of Intent and Rights
                           agree to invest a certain                               of Accumulation do not apply to the
                           amount in Delaware Investments                          purchase of Class B and Class C shares,
                           Funds (except money market                              you can combine your purchase of Class A
                           funds with no sales charge)                             shares with your purchase of Class B and
                           over a 13-month period to                               Class C shares to fulfill your Letter of
                           qualify for reduced front-end                           Intent or qualify for Rights of
                           sales charges.                                          Accumulation.
---------------------------------------------------------------------------------
Rights of Accumulation     You can combine your holdings                X
                           or purchases of all funds in
                           the Delaware Investments
                           family (except money market
                           funds with no sales charge) as
                           well as the holdings and
                           purchases of your spouse and
                           children under 21 to qualify
                           for reduced front-end sales
                           charges.
------------------------------------------------------------------------------------------------------------------------------------
Reinvestment of            Up to 12 months after you            For Class A, you   For Class B, your             Not available.
Redeemed Shares            redeem shares, you can               will not have to   account will be
                           reinvest the proceeds without        pay an additional  credited with the
                           paying a sales charge as noted       front-end sales    contingent deferred
                           to the right.                        charge.            sales charge you
                                                                                   previously paid on
                                                                                   the amount you are
                                                                                   reinvesting. Your
                                                                                   schedule for
                                                                                   contingent deferred
                                                                                   sales charges and
                                                                                   conversion to Class
                                                                                   A will not start
                                                                                   over again; it will
                                                                                   pick up from the
                                                                                   point at which you
                                                                                   redeemed your
                                                                                   shares.
------------------------------------------------------------------------------------------------------------------------------------


S-V
Statement of Additional Information (SAI)
--------------------------------------------------------------------------------
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
--------------------------------------------------------------------------------
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

Total return
--------------------------------------------------------------------------------
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial adviser

Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]
By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. If you are making an initial purchase by mail, you must include a completed investment application with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]
By wire

Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]
By exchange

You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]
Through automated shareholder services

You can purchase or exchange shares through Delaphone, our automated telephone service or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act
--------------------------------------------------------------------------------
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.


Volatility
--------------------------------------------------------------------------------
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Once you have completed an application, you can generally open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of $25 or more.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine a Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]
Through your financial adviser

Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]
By mail

You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when you request redemption proceeds to be sent to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]
By telephone

You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]
By wire

You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]
Through automated shareholder services

You can redeem shares through Delaphone, our automated telephone service or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums

If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, a Fund may redeem your account after 60 days' written notice to you.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

--------------------------------------------------------------------------------
Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for similar shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

--------------------------------------------------------------------------------

MoneyLine(SM) On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. Delaware Investments does not charge a fee for this service; however, your bank may assess one. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000.

MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions and taxes

Dividends, if any, are paid monthly, while any capital gains are distributed annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your distributions from these Funds is the same whether you reinvest your dividends or receive them in cash.

Dividends paid by the Fund is generally expected to be exempt from federal income tax. However, they must be included in the tax base for determining how much of a shareholder's Social Security benefits are subject to federal income tax. Shareholders are required to disclose tax-exempt interest received from the Fund on their federal income tax returns.

Distributions from the Fund's long-term capital gains are taxable as capital gains. Short-term capital gains are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

The sale of Fund shares either through redemption or exchange, is a taxable event and may result in a capital gain or loss to shareholders.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year as well as all redemptions and exchanges.

Distributions paid by the Fund that are properly attributable to income or net capital gains from New Jersey state and municipal obligations or qualifying obligations of the United States and certain of its territories or possessions, the interest on which is exempt from state taxation under the laws of the state of New Jersey or the United States, will be exempt from the New Jersey gross income tax.

Gains from the redemption or sale of shares of the Fund will generally also be exempt from New Jersey gross income tax.

Delaware Tax-Free New Jersey Fund has qualified and will continue to qualify as a "qualified investment fund" under the New Jersey gross income tax law except when investing for defensive purposes under certain circumstances. This qualification is described more fully in the Statement of Additional Information. The exemptions described above are effective as long as the Fund remains a "qualified investment fund." If the Fund fails to be a qualified investment fund, none of its distributions for the entire taxable year will qualify for tax-exempt status under New Jersey law.

Financial highlights

The Financial highlights tables is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.


                                                                                                    Class A
------------------------------------------------------------------------------------------------------------------
                                                                                                     Period
                                                                                                    9/2/97(1)
Delaware Tax-Free                                                                   Year ended      through
New Jersey Fund                                               2/28/01     2/29/00      2/28/99      2/28/98
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $5.060      $5.750       $5.700      $5.500
Income (loss) from investment operations:
Net investment income                                           0.263       0.255        0.256       0.115
Net realized and unrealized gain (loss)
   on investments                                               0.540      (0.690)       0.075       0.200
                                                               ------      ------       ------      ------
Total from investment operations                                0.803      (0.435)       0.331       0.315
                                                               ------      ------       ------      ------
Less dividends and distributions:
Dividends from net investment income                           (0.263)     (0.255)      (0.256)     (0.115)
Distributions from net realized gain
   on investments                                                  --          --       (0.025)         --
                                                               ------      ------       ------      ------
Total dividends and distributions                              (0.263)     (0.255)      (0.281)     (0.115)
                                                               ------      ------       ------      ------
Net asset value, end of period                                 $5.600      $5.060       $5.750      $5.700
                                                               ======      ======       ======      ======
Total return(2/3)                                              16.25%      (7.68%)       5.93%       5.77%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $2,155      $1,750       $2,052      $1,141
Ratio of expenses to average net assets(5)                      0.50%       0.50%        0.50%       0.88%
Ratio of expenses to average net assets
   prior to expense limitation and expenses paid indirectly     1.09%       1.45%        1.75%       1.93%
Ratio of net investment income to average net assets            4.93%       4.74%        4.42%       4.23%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly     4.34%       3.79%        3.17%       3.18%
Portfolio turnover                                                26%         14%           0%         47%

(1) Date of initial public offering; ratios have been annualized but total return has not been annualized.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(3) Total investment return reflects a voluntary waiver and payment of fees by the manager.

(4) Shares of the Tax-Free New Jersey Fund C Class were initially offered on September 2, 1997. On October 20, 1997 the C Class sold shares which were subsequently repurchased, leaving a balance of 1 share, which is the initial seed purchase, as of February 28, 1998. Financial highlights for the period ended February 28, 1998 are not presented because the data is not believed to be meaningful.

(5) Ratios for the year ended February 29, 2000 including fees paid indirectly in accordance with Securities and Exchange Commission rules were 0.64%, 1.39% and 1.39% for A Class, B Class and C Class, respectively.

How to read the Financial highlights

Net investment income
--------------------------------------------------------------------------------
Net investment income includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.

Net realized and unrealized gain (loss)
--------------------------------------------------------------------------------

A realized gain on investments occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions-Distributions from net realized gain on investments."

Net asset value (NAV)
--------------------------------------------------------------------------------
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

                                             Class B                                 Class C
----------------------------------------------------- -----------------------------------------
                                             Period
                                            9/2/97(1)
                              Year ended     through                                Year ended
   2/28/01       2/29/00       2/28/99       2/28/98       2/28/01       2/29/00     2/28/99(4)
----------------------------------------------------- ------------------------------------------
  $5.060         $5.750        $5.700        $5.500        $5.060        $5.750        $5.700

   0.224          0.214         0.213         0.069         0.224         0.214         0.213

   0.540         (0.690)        0.075         0.200         0.540        (0.690)        0.075
  ------         ------        ------        ------        ------        ------        ------
   0.764         (0.476)        0.288         0.269         0.764        (0.476)        0.288
  ------         ------        ------        ------        ------        ------        ------
  (0.224)        (0.214)       (0.213)       (0.069)       (0.224)       (0.214)       (0.213)

      --             --        (0.025)           --            --            --        (0.025)
  ------         ------        ------        ------        ------        ------        ------
  (0.224)        (0.214)       (0.238)       (0.069)       (0.224)       (0.214)       (0.238)
  ------         ------        ------        ------        ------        ------        ------
  $5.600         $5.060        $5.750        $5.700        $5.600        $5.060        $5.750
  ======         ======        ======        ======        ======        ======        ======
  15.40%         (8.38%)        5.14%         4.90%        15.40%        (8.37%)        5.14%

  $2,728         $2,032        $1,680          $146          $273          $160          $171
   1.25%          1.25%         1.25%         1.56%         1.25%         1.25%         1.25%

   1.84%          2.20%         2.50%         2.61%         1.84%         2.20%         2.50%
   4.18%          3.99%         3.67%         3.63%         4.18%         3.99%         3.67%

   3.59%          3.04%         2.42%         2.58%         3.59%         3.04%         2.42%
     26%            14%            0%           47%           26%           14%            0%
----------------------------------------------------- ---------------------------------------

Total return
--------------------------------------------------------------------------------
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
--------------------------------------------------------------------------------
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
--------------------------------------------------------------------------------
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
--------------------------------------------------------------------------------
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
--------------------------------------------------------------------------------
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

Delaware Tax-Free
New Jersey Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at One Commerce Square, Philadelphia, PA 19103-7057, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202.942.8090.

Web site

www.delawareinvestments.com

E-mail

service@delinvest.com

Shareholder Service Center

800.523.1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

o  For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

Delaphone Service

800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-4997

Delaware Tax-Free New Jersey Fund Symbols

                              CUSIP                 NASDAQ
                              -----                 ------
Class A                     24609H107                DPJAX
Class B                     24609H206                DPJBX
Class C                     24609H305                DPJCX

DELAWARE(SM)
INVESTMENTS
=====================
Philadelphia o London

PR-173 [--] BUR 4/01

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

[GRAPHIC OMITTED]

Delaware Tax-Free
Pennsylvania Fund

Class A o Class B o Class C

Prospectus April 30, 2001


Tax-Exempt Current Income Funds

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Fund profile                                               page 2
Delaware Tax-Free Pennsylvania Fund                             2
 .................................................................
How we manage the Fund                                     page 4
Our investment strategies                                       4
The securities we typically invest in                           5
The risks of investing in the Fund                              8
 .................................................................
Who manages the Fund                                      page 10
Investment manager                                             10
Portfolio managers                                             10
Fund administration (Who's who)                                11
 .................................................................
About your account                                        page 12
Investing in the Fund                                          12
   Choosing a share class                                      12

How to reduce your sales charge                                14
How to buy shares                                              15
How to redeem shares                                           17
Account minimums                                               18
Special services                                               19
Dividends, distributions and taxes                             21
 .................................................................
Financial highlights                                      page 22

Profile: Delaware Tax-Free Pennsylvania Fund

What is the Fund's goal?

Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal income tax and certain Pennsylvania state and local taxes, consistent with preservation of capital. Although the Fund will strive to meet its goal, there is no assurance that it will.


What are the Fund's main investment strategies? The Fund will invest primarily in municipal bonds and notes that are exempt from federal and Pennsylvania state income taxes. Municipal securities are debt obligations issued by state and local governments to raise funds for various public purposes such as hospitals, schools and general capital expenses. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions. We will attempt to adjust the average maturity of the bonds in the portfolio to provide a high level of tax-exempt income consistent with preservation of capital. The Fund's income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit our investment needs.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be affected primarily by adverse changes in interest rates. When interest rates rise, bond prices and the value of the Fund's investments will generally fall. The Fund may also be affected by the ability of individual municipalities to pay interest and repay principal on the bonds they issue. That ability may be impacted by weak economic conditions in the Commonwealth of Pennsylvania. The Fund is permitted to invest up to 20% of its net assets in securities subject to the federal alternative minimum tax. Income from these securities would be taxable for investors subject to that tax. The Fund is considered "non-diversified" under federal laws and rules that regulate mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risks.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 8.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Who should invest in the Fund

o Investors seeking monthly income, free from federal and Pennsylvania state and local taxes.

o  Investors with long-term financial goals.

Who should not invest in the Fund

o  Investors with very short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate especially over the short term.

o Investors who are concerned about the special risks associated with concentrating investments in a particular state or region of the country.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Tax-Free Pennsylvania Fund performed?
--------------------------------------------------------------------------------
This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of all share classes for one-year, five-year and ten-year or lifetime periods, as applicable. The Fund's past performance does not necessarily indicate how it will perform in the future.

[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
Year-by-year total return (Class A)

12.85%  9.09%   10.98%   -3.92%  14.72%   3.41%   7.59%   5.03%   -4.76%   9.39%
--------------------------------------------------------------------------------
 1991    1992    1993     1994    1995    1996     1997    1998    1999    2000

As of March 31, 2001, the Fund's Class A shares had a calendar year-to-date return of 8.68%. During the ten years illustrated in this bar chart, Class A's highest quarterly return was 5.35% for the quarter ended March 31, 1995 and its lowest quarterly return was -3.32% for the quarter ended March 31, 1994.

The maximum Class A sales charge of 3.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table on page 3 do include the sales charge.

                                                           Average annual returns for periods ending 12/31/00
-------------------------------------------------------------------------------------------------------------
CLASS                                   A                   B                    C         Lehman Brothers
                                               (if redeemed)*       (if redeemed)*       Municipal Bond Index
-------------------------------------------------------------------------------------------------------------
                        (Inception 3/23/77)  (Inception 5/2/94)  (Inception 11/29/95)
1 year                         5.33%              4.52%                   7.51%                    11.68%
5 years                        3.23%              2.86%                   3.19%                     5.22%
10 years or lifetime**         5.85%              4.21%                   3.43%                     7.32%

   The Fund's returns are compared to the performance of the Lehman Brothers Municipal Bond Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown immediately above.

* If shares were not redeemed, the returns for Class B would be 8.52%, 3.19% and 4.21% for the one-year, five-year and lifetime periods, respectively. Returns for Class C would be 8.51%, 3.19% and 3.43% for the one-year, five-year and lifetime periods, respectively.

** Lifetime returns are shown if the Fund or Class existed for less than 10 years. Lehman Brothers Municipal Bond Index returns are for 10 years. Lehman Brothers Municipal Bond Index returns for Class B and Class C lifetimes were 6.68% and 6.18%, respectively.

What are the Fund's fees and expenses?

Sales charges are fees paid directly from your investments when you buy or sell shares of the Fund.

--------------------------------------------------------------------------------
CLASS                                                A          B         C
--------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
   purchases as a percentage of offering price     3.75%       none      none
Maximum contingent deferred sales charge (load)
   as a percentage of original purchase price or
   redemption price, whichever is lower             none(1)      4%(2)     1%(3)
Maximum sales charge (load) imposed on
   reinvested dividends                             none       none      none
Redemption fees                                     none       none      none
--------------------------------------------------------------------------------
Annual fund operating expenses are deducted from the Fund's assets.
--------------------------------------------------------------------------------

Management fees                                    0.53%       0.53%    0.53%
Distribution and service (12b-1) fees              0.20%(4)    1.00%    1.00%
Other expenses                                     0.19%       0.19%    0.19%
Total operating expenses                           0.92%       1.72%    1.72%
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.5 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

--------------------------------------------------------------------------------
CLASS(6)                 A           B              B           C            C
                                        (if redeemed)            (if redeemed)
--------------------------------------------------------------------------------
1 year                  $465        $175         $575        $175         $275
3 years                 $657        $542         $842        $542         $542
5 years                 $865        $933       $1,133        $933         $933
10 years              $1,464      $1,818       $1,818      $2,030       $2,030
--------------------------------------------------------------------------------

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.

(2) If you redeem Class B shares during the first two years after you buy them, you will pay a contingent deferred sales charge of 4%, which declines to 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.

(4) The Board of Trustees has set the 12b-1 plan payments at 0.20%. Payments under the plan may not exceed 0.30%.

(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.

(6) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Fund

Our investment strategies
We analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for a fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

We invest primarily in municipal securities paying interest income that is exempt from federal and Pennsylvania income taxes. Determination of whether a bond's income qualifies for tax-exemption is based on the opinion of the bond issuer's legal counsel. The securities we invest in include debt obligations of the Commonwealth of Pennsylvania and its political subdivisions, agencies, authorities and instrumentalities and also other issuers such as Puerto Rico and the Virgin Islands whose bonds are also free of federal and Pennsylvania income taxes.

The Fund will invest at least 80% of its net assets in tax-exempt securities that are described above. We will generally invest in securities for income rather than seeking capital appreciation through active trading. However, we may sell securities; for a variety of reasons such as: to reinvest the proceeds in higher yielding securities; to eliminate investments not consistent with the preservation of capital; or to honor redemption requests. As a result, we may realize losses or capital gains which could be taxable to shareholders.

The Fund intends to invest at least 80% of its net assets in debt obligations that are rated in the top four quality grades, that is BBB or better, by a nationally recognized statistical ratings organization (NRSRO) at the time of purchase. The Fund may buy securities that have not been rated if we believe they are comparable in quality to the top four rating categories. The fourth grade is considered medium grade and may have speculative characteristics. The Fund may invest up to 20% of its net assets in securities with ratings lower than the top four grades and in comparable unrated securities. These securities (commonly known as "junk bonds") are speculative and may involve greater risks and have higher yields.

How to use this glossary

This glossary contains definitions of investment terms used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

Glossary A-C

Amortized cost
--------------------------------------------------------------------------------
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

Average maturity
--------------------------------------------------------------------------------
An average of when the individual bonds and other debt securities held in a portfolio will mature.

The Fund may invest up to 20% of its net assets in bonds whose income is subject to the federal alternative minimum tax.

The Fund may invest more than 25% of its assets in municipal obligations relating to similar types of projects or with other similar economic, business or political characteristics (such as bonds of housing finance agencies or health care facilities).

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change an objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change in the objective became effective.

The securities we typically invest in
    Fixed-income securities offer the potential for greater income payments than stocks, and may also provide capital appreciation. Municipal bond securities typically pay income free of federal income taxes and may also be free of state income taxes in the state where they are issued.

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
General obligation bonds: Municipal bonds on which the               The Fund may invest without limit in general obligation
payment of principal and interest is secured by the issuer's         bonds with an emphasis on bonds rated in the top four
pledge of its full faith, credit and taxing power.                   quality grades.
------------------------------------------------------------------------------------------------------------------------------------
Revenue bonds: Municipal bonds on which principal and                The Fund may invest without limit in revenue bonds with an
interest payments are made from revenues derived from a              emphasis on bonds rated in the top four quality grades.
particular facility, from the proceeds of a special excise
tax or from revenue generated by the operating project.
Principal and interest are not secured by the general taxing power. Tax-exempt industrial development bonds, in most
cases, are a type of revenue bond that is not backed by the
credit of the issuing municipality and may therefore involve more risk.
------------------------------------------------------------------------------------------------------------------------------------
Insured municipal bonds: Various municipal issuers may               The Fund may invest without limit in insured bonds. We do
obtain insurance for their obligations. In the event of a            not evaluate the creditworthiness of the private insurer.
default, the insurer is required to make payments of                 Instead, we focus first on the creditworthiness of the
interest and principal when due to the bondholders. However,         actual bond issuer and its ability to pay interest and
there is no assurance that the insurance company will meet           principal.
its obligations. Insured obligations are typically rated in
the top quality grades by an NRSRO.                                  It is possible that a substantial portion of a Fund's
                                                                     portfolio may consist of municipal bonds that are insured by a single insurance company.

                                                                     Insurance is available on uninsured bonds and the Fund may purchase such insurance directly. We will generally do so
                                                                     only if we believe that purchasing and insuring a bond
                                                                     provides an investment opportunity at least comparable to
                                                                     owning other available insured securities.

                                                                     The purpose of insurance is to protect against credit risk.
                                                                     It does not insure against market risk or guarantee the
                                                                     value of the securities in the portfolio or the value of
                                                                     shares of the Fund.
------------------------------------------------------------------------------------------------------------------------------------

Bond
--------------------------------------------------------------------------------
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise.

Bond ratings
--------------------------------------------------------------------------------
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

Capital
--------------------------------------------------------------------------------
The amount of money you invest.

Capital appreciation
--------------------------------------------------------------------------------
An increase in the value of an investment.

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
Private activity or private placement bonds: Municipal bond          The Fund may invest up to 20% of its assets in bonds whose
issues whose proceeds are used to finance certain                    income is subject to the federal alternative minimum tax.
non-government activities, including some types of                   This means that a portion of the Fund's distributions could
industrial revenue bonds such as privately-owned sports and          be subject to the federal alternative minimum tax that
convention facilities. The Tax Reform Act of 1986 subjects           applies to certain taxpayers.
interest income from these bonds to the federal alternative
minimum tax and makes the tax-exempt status of certain bonds dependent on the issuer's compliance with specific
requirements after the bonds are issued.
------------------------------------------------------------------------------------------------------------------------------------
Advanced refunded bonds: In an advance refunding, the issuer         We may invest without limit in refunded bonds. These bonds
will use the proceeds of a new bond issue to purchase high           are generally considered to be of very high quality because
grade interest bearing debt securities that are deposited            of the escrow account which typically holds U.S. Treasuries.
into an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on
pre-existing bonds which are then considered to be "advance
refunded bonds." Escrow secured bonds often receive the
highest rating from S&P and Moody's.
------------------------------------------------------------------------------------------------------------------------------------
Municipal leases and certificates of participation (COPs):           The Fund may invest in municipal lease obligations primarily
COPs are widely used by state and local governments to               through certificates of participation.
finance the purchase of property and facilities. COPs are
like installment purchase agreements. A governmental                 As with its other investments, the Fund expects its
corporation may create a COP when it issues long-term bonds          investments in municipal lease obligations to be exempt from
to pay for the acquisition of property or facilities. The            regular federal income taxes.
property or facilities are then leased to a municipality,
which makes lease payments to repay interest and principal           We invest only in certificates of participation that are
to the holders of the bonds. Once the lease payments are             rated within the four highest rating categories of NRSRO. We
completed, the municipality gains ownership of the property          may also invest in unrated COPs that we believe to be of
for a nominal sum.                                                   comparable quality. We believe this quality strategy
                                                                     mitigates the risk of non-appropriation which is described below.

                                                                     A feature that distinguishes COPs from municipal debt is
                                                                     that leases typically contain a "nonappropriation" or
                                                                     "abatement" clause. This means the municipality leasing the property or facility must use its best efforts to make lease payments, but may terminate the lease without penalty if its legislature or other appropriating body does not allocate
                                                                     the necessary money. In such a case, the creator of the COP, or its agent, is typically entitled to repossess the
                                                                     property. In most cases, however, the market value of the
                                                                     property will be less than the amount the municipality was paying.

                                                                     COPs will be considered illiquid and subject to the Fund's limitation on illiquid securities unless we determine they are liquid according to the guidelines set by the Board of
                                                                     Trustees.
------------------------------------------------------------------------------------------------------------------------------------

C-D

Capital gains distributions
--------------------------------------------------------------------------------
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

Commission
--------------------------------------------------------------------------------
The fee an investor pays to a financial adviser for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

Compounding
--------------------------------------------------------------------------------
Earnings on an investment's previous earnings.

Consumer Price Index (CPI)
--------------------------------------------------------------------------------
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

------------------------------------------------------------------------------------------------------------------------------------
                      Securities                                                         How we use them
------------------------------------------------------------------------------------------------------------------------------------
Inverse floaters: Inverse floaters are a type of derivative          The Fund may invest in inverse floaters to the extent that
tax-exempt obligation with floating or variable interest             investments in these securities, when combined with futures
rates that move in the opposite direction of short-term              contracts, options on futures contracts and securities that
interest rates, usually at an accelerated speed.                     are rated below investment grade, do not exceed 20% of the
Consequently, the market values of inverse floaters will             Fund's total assets.
generally be more volatile than other tax-exempt
investments.                                                         Investment in inverse floaters could increase the volatility of the Fund's share price.
------------------------------------------------------------------------------------------------------------------------------------
Variable rate and floating rate obligations: These                   The Fund may purchase "floating-rate" and "variable-rate"
obligations pay interest at rates that are not fixed, but            obligations. We generally do not intend to invest more than
instead vary with changes in specified market rates or               5% of the Fund's net assets in these instruments.
indexes on pre-designated dates.
------------------------------------------------------------------------------------------------------------------------------------
High-yield, higher risk municipal bonds: Municipal debt              The Fund may invest up to 20% of its net assets in
obligations rated lower than investment grade by an NRSRO            high-yield, high risk fixed-income securities. We will not
or, if unrated, of comparable quality. These securities are          invest in securities that are rated lower than B by S&P or
often referred to as "junk bonds" and are considered to be           similarly by another rating agency. We will not invest in
of poor standing and predominately speculative.                      unrated bonds that we consider to be of a quality lower
                                                                     than B.
------------------------------------------------------------------------------------------------------------------------------------
Restricted securities: Privately placed securities whose             We may invest in privately placed securities including those
resale is restricted under securities law.                           that are eligible for resale only among certain
                                                                     institutional buyers without registration, which are
                                                                     commonly known as "Rule 144A Securities."
------------------------------------------------------------------------------------------------------------------------------------
Illiquid securities: Securities that do not have a ready             The Fund may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at               securities.
approximately the price that a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

The Fund may also invest in other securities including repurchase agreements and enter into futures and options on futures contracts. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

Borrowing money The Fund is permitted to borrow money but normally does not do so. To the extent that it does so, the Fund may be unable to meet its investment objective.

Purchasing securities on a when-issued basis The Fund may buy securities on a when-issued basis; that is, make a commitment to buy a security with settlement up to 45 days later. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions The Fund may invest in taxable instruments for temporary defensive purposes. These would include instruments of the U.S. government, its agencies and instrumentalities. To the extent that the Fund holds these securities, the Fund may be unable to achieve its investment objective.

Portfolio turnover We anticipate that the Fund's annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year. High turnover can result in increased transaction costs and tax liability for investors.

Contingent deferred sales charge (CDSC)
--------------------------------------------------------------------------------
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial adviser for advice and service, rather than an up-front commission.

Corporate bond
--------------------------------------------------------------------------------
A debt security issued by a corporation.
See Bond.

Depreciation
--------------------------------------------------------------------------------
A decline in an investment's value.

Diversification
--------------------------------------------------------------------------------
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

Dividend distribution
--------------------------------------------------------------------------------
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

The risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in a Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                        Risks                                                     How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities, particularly         Because interest rate movements can be unpredictable, we do
bonds with longer maturities, will decrease in value if              not try to increase return by aggressively capitalizing on
interest rates rise.                                                 interest rate moves. We do attempt to manage the duration of the Fund in order to take advantage of our market outlook, especially on a longer term basis.
------------------------------------------------------------------------------------------------------------------------------------
Market risk is the risk that all or a majority of the                We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond               bonds we believe will provide a steady income stream
market--will decline in value because of factors such as             regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                 predict overall market movements and generally do not trade
confidence.                                                          for short-term purposes.
------------------------------------------------------------------------------------------------------------------------------------
Industry and security risk is the risk that the value of             We generally spread the Fund's assets across different types
securities in a particular industry or the value of an               of municipal bonds and among bonds representing different
individual security will decline because of changing                 industries and regions within a state. We also follow a
expectations for the performance of that industry or for the         rigorous selection process before choosing securities for
individual issuer of the security.                                   the portfolio.
------------------------------------------------------------------------------------------------------------------------------------
Credit risk is the possibility that a bond's issuer (or an           We conduct careful credit analysis of individual bonds. We
entity that insures the bond) will be unable to make timely          focus on high quality bonds and limit our holdings of bonds
payments of interest and principal.                                  rated below investment grade. We also hold a number of
                                                                     different bonds in the portfolio. All of this is designed to
In the case of municipal bonds, issuers may be affected by           help reduce credit risk.
poor economic conditions in their state.
------------------------------------------------------------------------------------------------------------------------------------
High yield, high risk municipal bonds: Investing in                  We limit the amount of each portfolio which may be invested
so-called "junk" bonds entails the risk of principal loss,           in lower quality higher yielding bonds.
which may be greater than the risk involved in investment
grade bonds. High-yield bonds are sometimes issued by
municipalities with lesser financial strength and therefore
less ability to make projected debt payments on the bonds.

Although experts disagree on the impact recessionary periods have had and will have on high-yield municipal bonds, some
analysts believe a protracted economic downturn would
adversely affect the value of outstanding bonds and the
ability of high-yield issuers to repay principal and
interest. In particular, for a high yield revenue bond,
adverse economic conditions to the particular project or
industry which backs the bond would pose a significant risk.
------------------------------------------------------------------------------------------------------------------------------------

D-L

Duration
--------------------------------------------------------------------------------
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

Expense ratio
--------------------------------------------------------------------------------
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

Financial adviser
--------------------------------------------------------------------------------
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

------------------------------------------------------------------------------------------------------------------------------------
                        Risks                                                     How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Call risk is the risk that a bond issuer will prepay the             We take into consideration the likelihood of prepayment when
bond during periods of low interest rates, forcing an                we select bonds and in certain environments may look for
investor to reinvest their money at interest rates that              bonds that have protection against early prepayment.
might be lower than rates on the called bond.
------------------------------------------------------------------------------------------------------------------------------------
Liquidity risk is the possibility that securities cannot be          We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a fund has valued them.
------------------------------------------------------------------------------------------------------------------------------------

Non-diversified funds: Non-diversified funds have the                The Fund is a non-diversified investment company, subject to
flexibility to invest as much as 50% of their assets in as           this risk. Nevertheless, we typically hold securities from a
few as two issuers provided no single issuer accounts for            variety of different issuers representing different sectors
more than 25% of the portfolio. The remaining 50% of the             and different types of municipal projects. We also perform
portfolio must be diversified so that no more than 5% of the         extensive credit analysis on all securities. We are
fund's assets is invested in the securities of a single              particularly diligent in reviewing the credit status of
issuer. When a fund invests its assets in fewer issuers, the         bonds that represent a larger percentage of portfolio
value of fund shares may increase or decrease more rapidly           assets.
than if the fund were fully diversified. If a fund were to
invest a large portion of its assets in a single issuer, the fund could be significantly affected if that issuer was
unable to satisfy its financial obligations.
------------------------------------------------------------------------------------------------------------------------------------
Geographic concentration risk is the risk that a fund which          The Fund invests primarily in a specific state and may be
concentrates on investments from a particular state or               subject to geographic concentration risk. However, we
region could be adversely affected by political and economic         believe that the economies and municipal bond markets in
conditions in that state or region. There is also a risk if          Pennsylvania are broad enough to satisfy our investment
that there could be an inadequate supply of municipal bonds          needs. In addition, we have the flexibility to invest in
in a particular state.                                               issuers in Puerto Rico and the Virgin Islands whose bonds
                                                                     are also free of Pennsylvania state income taxes.
------------------------------------------------------------------------------------------------------------------------------------
Alternative minimum tax risk: If a fund invests in bonds             The Fund may invest up to 20% of its assets in bonds whose
whose income is subject to an alternative minimum tax, that          income is subject to the federal alternative minimum tax.
portion of the fund's distributions would be taxable for
shareholders who are subject to this tax.
------------------------------------------------------------------------------------------------------------------------------------

Fixed-income securities
--------------------------------------------------------------------------------
With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

Inflation
--------------------------------------------------------------------------------
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

Investment goal
--------------------------------------------------------------------------------
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

Lehman Brothers Municipal Bond Index
--------------------------------------------------------------------------------
The Lehman Brothers Municipal Bond Index is an index that includes approximately 15,000 bonds. To be included in the index, a municipal bond must meet the following criteria: a minimum credit rating of at least Baa; has been part of a deal of at least $50 million; been issued within the last five years, and has a maturity of at least two years. Bonds subject to the Alternative Minimum Tax are excluded. Bonds with floating or zero coupons are also excluded.

Who manages the Fund

Investment manager

Delaware Tax-Free Pennsylvania Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager was paid 0.53% of average daily net assets for the last fiscal year.

Portfolio managers

Patrick P. Coyne and Mitchell L. Conery have primary responsibility for making day-to-day investment decisions for the Fund. Mr. Coyne assumed primary responsibility for managing Delaware Tax-Free Pennsylvania Fund in November 1996. Mr. Conery became co-manager of the Fund in January 1997.

Patrick P. Coyne, Senior Vice President/Senior Portfolio Manager, is a graduate of Harvard University with an MBA from the University of Pennsylvania's Wharton School. Mr. Coyne joined Delaware Investments' fixed-income department in 1990. Prior to joining Delaware Investments, he was a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high grade municipal bonds and municipal futures contracts. Mr. Coyne is a member of the Municipal Bond Club of Philadelphia.

Mitchell L. Conery, Vice President/Senior Portfolio Manager, joined Delaware Investments in January 1997. Mr. Conery holds a bachelor's degree from Boston University and an MBA in Finance from the State University of New York at Albany. He has served as an investment officer with Travelers Insurance and as a research analyst with CS First Boston and MBIA Corporation.

M-P

Management fee
--------------------------------------------------------------------------------
The amount paid by a mutual fund to the investment adviser for management services, expressed as an annual percentage of the fund's average daily net assets.

Market capitalization
--------------------------------------------------------------------------------
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

Maturity
--------------------------------------------------------------------------------
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD Regulation, Inc. (NASDR(SM))
--------------------------------------------------------------------------------
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

Who's who?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

                                                      -------------------
                                                       Board of Trustees
                                                      -------------------
----------------------------                                  |                              ---------------------------
    Investment manager                                -------------------                            Custodian
Delaware Management Company   ---------------------       The Fund       ------------------  The Chase Manhattan Bank
    One Commerce Square                               -------------------                      4 Chase Metrotech Center
  Philadelphia, PA 19103                              |                 |                         Brooklyn, NY 11245
----------------------------            ---------------------------     |                    ----------------------------
                   |                          Distributor               |
                   |                    Delaware Distributors, L.P.     ------------------------------
----------------------------               One Commerce Square                  Service agent
  Portfolio managers                      Philadelphia, PA 19103         Delaware Service Company, Inc.
(see page 10 for details)               ---------------------------          One Commerce Square
----------------------------                          |                     Philadelphia, PA 19103
                                                      |                  ------------------------------
                                     ------------------------------------      |
                                     Financial intermediary distributor        |
                                     Lincoln Financial Distributors, Inc.      |
                                              350 Church Street                |
                                             Hartford, CT 06103                |
                                     ------------------------------------      |
                                                                               |
                                                               ------------------
                                                               Financial advisers
                                                               ------------------
                                                                       |
                                                                  -------------
                                                                  Shareholders
                                                                  -------------

Board of Trustees A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. For funds (such as Delaware Tax-Free Pennsylvania Fund) that rely on exemptive rules created by the SEC, this percentage has been increased to a majority. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

Financial intermediary distributor Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

Nationally recognized statistical ratings organization (NRSRO)
--------------------------------------------------------------------------------
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P), Duff & Phelps, Inc. (Duff), and Fitch IBCA, Inc. (Fitch).

Net asset value (NAV)
--------------------------------------------------------------------------------
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

Preferred stock
--------------------------------------------------------------------------------
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

Price-to-earnings ratio
--------------------------------------------------------------------------------
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

About your account

Investing in the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

Class A

Choosing a share class

o Class A shares have a front-end sales charge of up to 3.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o If you invest $100,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information for details.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Class A shares generally are not subject to a contingent deferred sales charge.

Class A sales charges

-----------------------------------------------------------------------------------------------------------------------------------
                                   Sales charge as %                Sales charge as %                     Dealer's commission as
Amount of purchase                of offering price                 of amount invested                     % of offering price
-----------------------------------------------------------------------------------------------------------------------------------
Less than $100,000                      3.75%                             3.90%                                    3.25%
-----------------------------------------------------------------------------------------------------------------------------------
 $100,000 but
under $250,000                          3.00%                             3.09%                                    2.50%
-----------------------------------------------------------------------------------------------------------------------------------
 $250,000 but
under $500,000                          2.50%                             2.56%                                    2.00%
-----------------------------------------------------------------------------------------------------------------------------------
  $500,000 but
under $1 million                        2.00%                             2.04%                                    1.75%
-----------------------------------------------------------------------------------------------------------------------------------

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year, and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.
-----------------------------------------------------------------------------------------------------------------------------------
                                   Sales charge as %                Sales charge as %                     Dealer's commission as
Amount of purchase                of offering price                 of amount invested                     % of offering price
-----------------------------------------------------------------------------------------------------------------------------------
$1 million up to $5 million             none                              none                                     1.00%
-----------------------------------------------------------------------------------------------------------------------------------
Next $20 million
up to $25 million                       none                              none                                     0.50%
-----------------------------------------------------------------------------------------------------------------------------------
Amount over $25 million                 none                              none                                     0.25%
-----------------------------------------------------------------------------------------------------------------------------------

P-S

Principal
--------------------------------------------------------------------------------
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

Prospectus
--------------------------------------------------------------------------------
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

Redeem
--------------------------------------------------------------------------------
To cash in your shares by selling them back to the mutual fund.

Risk
--------------------------------------------------------------------------------
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

Class B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first two years after you buy them, the shares will be subject to a contingent deferred sales charge of 4%. The contingent deferred sales charge is 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information for details.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

Class C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information for details.

o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Sales charge
--------------------------------------------------------------------------------
Charge on the purchase or redemption of fund shares sold through financial advisers. May vary with the amount invested. Typically used to compensate advisers for advice and service provided.

SEC (Securities and Exchange Commission)
--------------------------------------------------------------------------------
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

Share classes
--------------------------------------------------------------------------------
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

Signature guarantee
--------------------------------------------------------------------------------
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

Standard deviation
--------------------------------------------------------------------------------
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.
                                                                              13

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Share class
     Program                How it works                            A                       B                       C
------------------------------------------------------------------------------------------------------------------------------------
Letter of Intent            Through a Letter of                     X                Although the Letter of Intent and Rights
                            Intent you agree to                                      of Accumulation do not apply to the
                            invest a certain amount                                  purchase of Class B and Class C shares,
                            in Delaware Investments                                  you can combine your purchase of Class A
                            Funds (except money                                      shares with your purchase of Class B and
                            market funds with no                                     Class C shares to fulfill your Letter of
                            sales charge) over a                                     Intent or qualify for Rights of
                            13-month period to                                       Accumulation.
                            qualify for reduced
                            front-end sales charges.
-------------------------------------------------------------------------------------
Rights of Accumulation      You can combine your                    X
                            holdings or purchases of
                            all funds in the Delaware
                            Investments family
                            (except money market
                            funds with no sales
                            charge) as well as the
                            holdings and purchases of
                            your spouse and children
                            under 21 to qualify for
                            reduced front-end sales
                            charges.
------------------------------------------------------------------------------------------------------------------------------------
Reinvestment of Redeemed    Up to 12 months after you     For Class A, you will not  For Class B, your account    Not available.
Shares                      redeem shares, you can        have to pay an additional  will be credited with the
                            reinvest the proceeds         front-end sales charge.    contingent deferred sales
                            without paying a sales                                   charge you previously
                            charge as noted to the                                   paid on the amount you
                            right.                                                   are reinvesting. Your
                                                                                     schedule for contingent
                                                                                     deferred sales charges
                                                                                     and conversion to Class A
                                                                                     will not start over
                                                                                     again; it will pick up
                                                                                     from the point at which
                                                                                     you redeemed your shares.
------------------------------------------------------------------------------------------------------------------------------------

S-V

Statement of Additional Information (SAI)
--------------------------------------------------------------------------------
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

Stock
--------------------------------------------------------------------------------
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as "equities."

Total return
--------------------------------------------------------------------------------
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

How to buy shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. If you are making an initial purchase by mail, you must include a completed investment application with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

By exchange
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can purchase or exchange shares through Delaphone, our automated telephone service or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

Uniform Gifts to Minors Act and Uniform Transfers to Minors Act
--------------------------------------------------------------------------------
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

Volatility
--------------------------------------------------------------------------------
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

Once you have completed an application, you can generally open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of $25 or more.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine a Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

How to redeem shares

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

Through your financial adviser
Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

By mail
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, One Commerce Square, Philadelphia, PA 19103-7057. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when you request redemption proceeds to be sent to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

By telephone
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

By wire
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

Through automated shareholder services
You can redeem shares through Delaphone, our automated telephone service or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums

If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, a Fund may redeem your account after 60 days' written notice to you.

Special services
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.
--------------------------------------------------------------------------------

Automatic Investing Plan
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend Reinvestment Plan
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for similar shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

--------------------------------------------------------------------------------

MoneyLine(SM) On Demand Service
Through our MoneyLine(SM) On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. Delaware Investments does not charge a fee for this service; however, your bank may assess one. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000.

MoneyLine Direct Deposit Service
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

Systematic Withdrawal Plan
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

Dividends, distributions and taxes
Dividends, if any, are paid monthly, while any capital gains are distributed annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your distributions from the Fund is the same whether you reinvest your dividends or receive them in cash.

Dividends paid by the Fund is generally expected to be exempt from federal income tax. However, they must be included in the tax base for determining how much of a shareholder's Social Security benefits are subject to federal income tax. Shareholders are required to disclose tax-exempt interest received from the Fund on their federal income tax returns.

Distributions from the Fund's long-term capital gains are taxable as capital gains. Short-term capital gains are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

The sale of Fund shares either through redemption or exchange, is a taxable event and may result in a capital gain or loss to shareholders.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year as well as all redemptions and exchanges.

Distributions paid by the Fund that are attributable to interest on Pennsylvania state and municipal obligations or qualifying obligations of the United States and certain of its territories or possessions, the interest on which is exempt from state taxation under the laws of Pennsylvania or the United States, will be exempt from Pennsylvania personal income tax. For shareholders who are residents of Philadelphia, income from these sources, as well as distributions paid by the Fund designated as capital gain dividends for federal income tax purposes, will also be exempt from Philadelphia School District income tax.

Shares of the Fund are exempt from Pennsylvania county personal property tax to the extent the portfolio securities consist of Pennsylvania state and municipal obligations or qualifying obligations of the United States and its agencies and instrumentalities on the annual assessment date. It should be noted, however, that at present, Pennsylvania counties generally have stopped assessing personal property taxes. This is due, in part, to ongoing litigation challenging the validity of the tax.

Shareholders of the Fund will receive notification from the Fund annually as to the taxability of such distributions in Pennsylvania.

Financial highlights

The Financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800.523.1918.

                                                                                                                Class A
-----------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free Pennsylvania Fund
                                                                                                             Year ended
                                                              2/28/01     2/29/00      2/28/99     2/28/98      2/28/97
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $7.460      $8.290       $8.420      $8.240       $8.460
Income (loss) from investment operations:
Net investment income                                           0.402       0.410        0.415       0.430        0.456
Net realized and unrealized gain (loss)
   on investments                                               0.360      (0.830)      (0.034)      0.193       (0.105)
                                                               ------      ------       ------      ------       ------
Total from investment operations                                0.762      (0.420)       0.381       0.623        0.351
                                                               ------      ------       ------      ------       ------
Less dividends and distributions:
Dividends from net investment income                           (0.402)     (0.410)      (0.415)     (0.430)      (0.456)
Distributions from net realized gain
   on investments                                                  --          --       (0.096)     (0.013)      (0.115)
                                                               ------      ------       ------      ------       ------
Total dividends and distributions                              (0.402)     (0.410)      (0.511)     (0.443)      (0.571)
                                                               ------      ------       ------      ------       ------
Net asset value, end of period                                 $7.820      $7.460       $8.290      $8.420       $8.240
                                                               ======      ======       ======      ======       ======
Total return(1)                                                10.47%      (5.18%)       4.64%       7.78%        4.35%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $695,329    $716,646     $871,740    $917,364     $954,258
Ratio of expenses to average net assets                         0.92%       0.92%        0.95%       0.94%        0.91%
Ratio of net investment income to
   average net assets                                           5.26%       5.21%        4.96%       5.20%        5.52%
Portfolio turnover                                                23%         38%          41%         32%          27%
-----------------------------------------------------------------------------------------------------------------------

(1) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

How to read the Financial highlights

Net investment income
--------------------------------------------------------------------------------
Net investment income includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.

Net realized and unrealized gain (loss)
--------------------------------------------------------------------------------
A realized gain on investments occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions--Distributions from net realized gain on investments.

Net asset value (NAV)
--------------------------------------------------------------------------------
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

--------------------------------------------------------------------------------------------------------------------------------
                                                     Class B                                                             Class C
--------------------------------------------------------------------------------------------------------------------------------
                                                  Year ended                                                          Year ended
 2/28/01       2/29/00     2/28/99      2/28/98     2/28/97             2/28/01     2/29/00      2/28/99     2/28/98     2/28/97
--------------------------------------------------------------------------------------------------------------------------------
  $7.460        $8.290      $8.420        8.240       8.460              $7.460      $8.290        8.420       8.240       8.460

   0.341         0.347       0.348        0.370       0.390               0.340       0.347        0.355       0.364       0.390

   0.360        (0.830)     (0.034)       0.193      (0.105)              0.360      (0.830)      (0.034)      0.193      (0.105)
  ------        ------      ------       ------      ------              ------      ------       ------      ------      ------
   0.701        (0.483)      0.314        0.563       0.285               0.700      (0.483)       0.321       0.557       0.285
  ------        ------      ------       ------      ------              ------      ------       ------      ------      ------

  (0.341)       (0.347)     (0.348)      (0.370)     (0.390)             (0.340)     (0.347)      (0.355)     (0.364)     (0.390)

      --            --      (0.096)      (0.013)     (0.115)                 --          --       (0.096)     (0.013)     (0.115)
  ------        ------      ------       ------      ------              ------      ------       ------      ------      ------
  (0.341)       (0.347)     (0.444)      (0.383)     (0.505)             (0.340)     (0.347)      (0.451)     (0.377)     (0.505)
  ------        ------      ------       ------      ------              ------      ------       ------      ------      ------
  $7.820        $7.460      $8.290       $8.420      $8.240              $7.820      $7.460       $8.290      $8.420      $8.240
  ======        ======      ======       ======      ======              ======      ======       ======      ======      ======
   9.59%        (5.94%)      3.81%        6.92%       3.52%               9.58%      (5.94%)       3.81%       6.92%       3.52%

 $36,350       $37,390     $42,994      $37,631     $31,644              $3,898      $3,909       $3,963      $2,569      $1,181
   1.72%         1.72%       1.75%        1.74%       1.71%               1.72%       1.72%        1.75%       1.74%       1.71%

   4.46%         4.41%       4.16%        4.40%       4.72%               4.46%       4.41%        4.16%       4.40%       4.72%
     23%           38%         41%          32%         27%                 23%         38%          41%         32%         27%
--------------------------------------------------------------------------------------------------------------------------------

Total return
--------------------------------------------------------------------------------
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
--------------------------------------------------------------------------------
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
--------------------------------------------------------------------------------
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income to average net assets
--------------------------------------------------------------------------------
We determine this ratio by dividing net investment income by average net assets.

Portfolio turnover
--------------------------------------------------------------------------------
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


                       This page intentionally left blank

Delaware Tax-Free Pennsylvania Fund

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at One Commerce Square, Philadelphia, PA 19103-7057, or call toll-free 800.523.1918. You may also obtain additional information about the Fund from your financial adviser.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202.942.8090.

Web site

www.delawareinvestments.com

E-mail

service@delinvest.com

Shareholder Service Center

800.523.1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

o For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

Delaphone Service

800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Investment Company Act file number: 811-2715

Delaware Tax-Free Pennsylvania Fund Symbols

                    CUSIP        NASDAQ
                    -----        ------
Class A           233216100       DELIX
Class B           233216209       DPTBX
Class C           233216308       DPTCX

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


PR-007 [--] BUR 4/01

Delaware Investments includes funds with a      DELAWARE GROUP STATE-TAX FREE
wide range of investment objectives. Stock      INCOME TRUST
funds, income funds, national and               DELAWARE TAX-REE NEW JERSEY FUND
state-specific tax-exempt funds, money          CLASS A SHARES
market funds, global and international          CLASS B SHARES
funds and closed-end funds give investors       CLASS C SHARES
the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Fund
Classes should contact their financial
adviser or call Delaware Investments at
800-523-1918.


INVESTMENT MANAGER
Delaware Management Company
One Commerce Square
Philadelphia, PA 19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
One Commerce Square
Philadelphia, PA 19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT                                   PART B
Delaware Service Company, Inc.
One Commerce Square                                  STATEMENT OF
Philadelphia, PA 19103                               ADDITIONAL INFORMATION

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square                                  April 30, 2001
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
The Chase Manhattan Bank                             DELAWARE(SM)
4 Chase Metrotech Center                             INVESTMENTS
Brooklyn, NY 11245                                   ------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 30, 2001

                   DELAWARE GROUP STATE TAX-FREE INCOME TRUST
                        DELAWARE TAX-FREE NEW JERSEY FUND

                               One Commerce Square
                             Philadelphia, PA 19103

       For Prospectus, Performance and Information on Existing Accounts of Class A Shares, Class B Shares and Class C Shares: Nationwide 800-523-1918

         Dealer Services: (BROKER/DEALERS ONLY) Nationwide 800-362-7500

         Delaware Group State Tax-Free Income Trust (the "Trust") is a professionally-managed mutual fund of the series type which currently offers one series of shares: Delaware Tax-Free New Jersey Fund (the "Fund").

         The Fund offers three retail classes: Class A Shares, Class B Shares and Class C Shares (individually, a "Class" and collectively, the "Fund Classes").

         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectus for the Fund Classes dated April 30, 2001, as it may be amended from time to time. Part B should be read in conjunction with the Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A prospectus relating to the Fund Classes may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), at the above address or by calling the above phone numbers. The Fund's financial statements, the notes relating thereto, the financial highlights and the report of independent auditors are incorporated by reference from the Annual Report into this Part B. The Annual Report will accompany any request for Part B. The Annual Report can be obtained, without charge, by calling 800-523-1918.

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TABLE OF CONTENTS                                       Page                                                                Page
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Cover Page                                                           Taxes
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
Investment Objectives and Policies                                   Investment Management Agreement
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Performance Information                                              Officers and Trustees
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Trading Practices and Brokerage                                      General Information
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Purchasing Shares                                                    Financial Statements
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Investment Plans                                                     Appendix A--Investing in New Jersey Tax-Exempt
                                                                     Obligations
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Determining Offering Price and Net Asset Value                       Appendix B--Description of Ratings
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Redemption and Exchange                                              Appendix C--Investment Objectives of the Funds in the
-------------------------------------------------------              Delaware Investments Family
Dividends and Distributions
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

INVESTMENT OBJECTIVES AND POLICIES

         Delaware Tax-Free New Jersey Fund--The investment objective of the Fund is to seek as high a level of current interest income exempt from federal income tax and certain New Jersey state and local taxes as is available from municipal bonds and as is consistent with preservation of capital. There is no assurance that this objective can be achieved.

         The Fund seeks to achieve its investment objective by investing its assets in a nondiversified portfolio of debt obligations issued by or on behalf of the State of New Jersey its political subdivisions, agencies, authorities and instrumentalities, certain interstate agencies, Puerto Rico, the Virgin Islands and certain other territories and qualified obligations of the United States that pay interest income which, in the opinion of counsel, is exempt from federal income taxes and from certain New Jersey state and local taxes. However, the Fund may invest not more than 20% of its assets in debt obligations issued by other states.

         The Fund intends to invest at least 80% of its net assets in New Jersey tax-exempt debt obligations which are rated by S&P, Moody's or Fitch at the time of purchase as being within their top four grades, or which are unrated but considered by the Manager to be comparable in quality to the top four grades. The fourth grade is considered medium grade and may have speculative characteristics. The Fund may also invest up to 20% of its net assets in securities with grades lower than the top four grades of S&P, Moody's or Fitch, and in comparable unrated securities. These securities are speculative and may involve greater risk and have higher yields.

         See Appendix B - Description of Ratings for a description of S&P, Moody's and Fitch ratings.

         The principal risk to which a Fund is subject is price fluctuation due to changes in interest rates caused by government policies and economic factors which are beyond the control of the investment manager. In addition, although some municipal bonds are government obligations backed by the issuer's full faith and credit, others are only secured by a specific revenue source and not by the general taxing power. The Fund will invest in both types.

         The Fund may invest more than 25% of its assets in municipal obligations relating to similar types of projects or with other similar economic, business or political characteristics (such as bonds of housing finance agencies or health care facilities). In addition, the Fund may invest more than 25% of its assets in industrial development bonds or pollution control bonds which may be backed only by the assets and revenues of a nongovernmental user.

         The Fund will invest its assets in securities of varying maturities, without limitation, depending on market conditions. Typically, the remaining maturity of municipal bonds will range between five and 30 years. From time to time, the Fund may also invest in short-term, tax-free instruments such as tax-exempt commercial paper and general obligation, revenue and project notes.

         Under abnormal conditions, the Fund may invest in taxable instruments for temporary defensive purposes. These would include obligations of the U.S. government, its agencies and instrumentalities.

         The Fund will invest in securities for income earnings rather than trading for profit. The Fund will not vary portfolio investments, except to:

         1. eliminate unsafe investments and investments not consistent with the preservation of the capital or the tax status of the investments of the Fund;

         2. honor redemption orders, meet anticipated redemption requirements, and negate gains from discount purchases;

         3. reinvest the earnings from securities in like securities; or

         4. defray normal administrative expenses.

Diversification

         The Fund is registered as a nondiversified investment company. The Fund has the ability to invest as much as 50% of its assets in as few as two issuers provided that no single issuer accounts for more than 25% of the portfolio. The remaining 50% must be diversified so that no more than 5% is invested in the securities of a single issuer. Because the Fund may invest its assets in fewer issuers, the value of Fund shares may fluctuate more rapidly than if the Fund were fully diversified. In the event the Fund invests more than 5% of its assets in a single issuer, it would be affected more than a fully-diversified fund if that issuer encounters difficulties in satisfying its financial obligations. The Fund may invest without limitation in U.S. government and government agency securities backed by the U.S. government or its agencies or instrumentalities.

Investment Restrictions

         Fundamental Restrictions - The Trust has adopted the following restrictions for the Fund which cannot be changed without approval by the holders of a "majority" of the respective Fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

The Fund shall not:

         1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 (the "1940 Act"), any rule or other thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or in certificates of deposit.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         Non-Fundamental Restrictions - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

         1. The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. No Fund may invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.


         The following sets forth additional non-fundamental investment restrictions for the Fund.

         The Fund shall not:

         1. Purchase securities other than municipal bonds and taxable short-term investments.

         2. Borrow money in excess of 10% of the value of its assets and then only as a temporary measure for extraordinary purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not normally be purchased while there is an outstanding borrowing.

         3. Make short sales of securities, or purchase securities on margin, except that the Fund may satisfy margin requirements with respect to futures transactions.

         4. Underwrite the securities of other issuers, except that the Fund may participate as part of a group in bidding for the purchase of municipal bonds directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available to members of such a group;

         5. Make loans, except to the extent that purchases of debt obligations (including repurchase agreements) in accordance with the Fund's investment objective and policies are considered loans.

         6. With respect to 50% of the value of the assets of the Fund, invest more than 5% of its assets in the securities of any one issuer or invest in more than 10% of the outstanding voting securities of any one issuer, except that U.S. government and government agency securities backed by the U.S. government or its agencies or instrumentalities may be purchased without limitation. For the purposes of this limitation, the Fund will regard the state and each political subdivision, agency or instrumentality of the state, and each multistate agency of which the state is a member as a separate issuer.

         7. Invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition, or in accordance with the limitations contained in the 1940 Act.

         8. Invest more than 25% of its total assets in any particular industry or industries, except that the Fund may invest more than 25% of the value of its total assets in municipal bonds, including industrial development and pollution control bonds, and in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         From time to time, more than 10% of the Fund's assets may be invested in municipal bonds insured as to payment of principal and interest by a single insurance company. The Fund believes such investments are consistent with the foregoing restrictions. As a matter of non-fundamental policy, no more than 15% of the Fund's total assets will be invested in repurchase agreements and other assets maturing in more than seven days, or invest in companies for the purpose of exercising control. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentages resulting from change in value of net assets will not result in a violation of the restrictions.

Special Considerations Relating to New Jersey Tax-Exempt Securities
         Delaware Tax-Free New Jersey Fund concentrates its investments in the State of New Jersey. Therefore, there are risks associated with the Fund that would not be present if the Fund were diversified nationally. These risks include any new legislation that would adversely affect New Jersey tax-exempt obligations, regional or local economic conditions that could adversely affect these obligations, and differing levels of supply and demand for municipal bonds particular to the State of New Jersey.


         Certain additional investment information about the Fund's policies is provided below.

Repurchase Agreements
         While the Fund is permitted to do so, it normally does not invest in repurchase agreements, except under some circumstances to invest cash balances.


         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain funds in the Delaware Investments family jointly to invest cash balances. Each Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.


         A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager, under the guidelines of the Board of Trustees, determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 102% of the repurchase price, including the portion representing the Fund's yield under such agreements which is monitored on a daily basis.


Municipal Bonds
         The term "municipal bonds" is generally understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general capital expenses and the obtaining of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposals. Such obligations are included within the term "municipal bonds" provided that the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer. In addition, the interest paid on industrial development bonds, the proceeds from which are used for the construction, equipment, repair or improvement of privately-operated industrial or commercial facilities, may be exempt from federal income tax, although current federal tax laws place substantial limitations on the size of such issues.

         The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications.


         The yields on municipal bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligations and rating of the issue. The imposition of the Fund's management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.


Private Purpose Bonds
         The Tax Reform Act of 1986 (the "Act") limits the amount of new "private purpose" bonds that each state can issue and subjects interest income from these bonds to the federal alternative minimum tax. "Private purpose" bonds are issues whose proceeds are used to finance certain nongovernment activities, and could include some types of industrial revenue bonds such as privately-owned sports and convention facilities. The Act also makes the tax-exempt status of certain bonds depend upon the issuer's compliance with specific requirements after the bonds are issued.


         The Fund intends to seek to achieve a high level of tax-exempt income. However, if the Fund invests in newly-issued private purpose bonds, a portion of Fund distributions would be subject to the federal alternative minimum tax applicable to certain shareholders.

Municipal Bond Insurance
         The practice has developed among municipal issuers of having their issues insured by various companies. In particular, the Municipal Bond Insurance Association ("MBIA") and its affiliate, Municipal Bond Investors Assurance Corporation ("MBIA Corp."), Financial Guaranty Insurance Company ("FGIC"), Financial Security Assurance ("FSA") and the AMBAC Indemnity Corporation ("AMBAC") are presently insuring a great many issues. It is expected that other insurance associations or companies will enter this field, and that a substantial portion of municipal bond issues available for investment by companies such as the Fund will be insured. Accordingly, from time to time a substantial portion of the Fund's assets may be invested in municipal bonds insured as to payment of principal and interest when due by a single insurance company. The Manager will review the creditworthiness of the issuer and its ability to meet its obligations to pay interest and repay principal and not the creditworthiness of the private insurer. However, since insured obligations are typically rated in the top grades by Moody's, S&P and Fitch, most insured obligations will qualify for investment under the Fund's ratings standards discussed above. If the issuer defaults on payment of interest or principal, the trustee and/or payment agent of the issuer will notify the insurer who will make payment to the bondholders. There is no assurance that any insurance company will meet its obligations. The Fund believes such investments are consistent with its fundamental investment policies and restrictions.

Municipal Leases
         The Fund may invest a portion of its assets in municipal lease obligations, primarily through certificates of participation ("COPs"). COPs function much like installment purchase agreements and are widely used by state and local governments to finance the purchase of property. The lease format is generally not subject to constitutional limitations on the issuance of state debt, and COPs enable a governmental issuer to increase government liabilities beyond constitutional debt limits. A principal distinguishing feature separating COPs from municipal debt is the lease, which contains a "nonappropriation" or "abatement" clause. This clause provides that, although the municipality will use its best efforts to make lease payments, it may terminate the lease without penalty if its appropriating body does not allocate the necessary funds. The Fund will invest only in COPs rated within the four highest rating categories of Moody's, S&P or Fitch, or in unrated COPs believed to be of comparable quality.

         The Fund follows certain guidelines to determine whether the COPs held in the Fund's portfolio constitute liquid investments. These guidelines set forth various factors to be reviewed by the Manager and which will be monitored by the Board. Such factors include (a) the credit quality of such securities and the extent to which they are rated; (b) the size of the municipal securities market for the Fund both in general and with respect to COPs; and (c) the extent to which the type of COPs held by the Fund trade on the same basis and with the same degree of dealer participation as other municipal bonds of comparable credit rating or quality.

Options
         The Fund may write put and call options on a covered basis only, and will not engage in option writing strategies for speculative purposes. The Fund may write covered call options and secured put options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain the Fund's investment objective. The Fund may also purchase (i) call options to the extent that premiums paid for such options do not exceed 2% of the Fund's total assets and (ii) put options to the extent that premiums paid for such options do not exceed 2% of the Fund's total assets.


         A. Covered Call Writing - A call option gives the purchaser of such option the right to buy, and the writer, in this case the Fund, the obligation to sell the underlying security at the exercise price during the option period. There is no percentage limitation on writing covered call options.


         The advantage to the Fund of writing covered calls is that the Fund receives a premium which is additional income. The disadvantage is that if the security rises in value the Fund will lose the appreciation.


         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.


         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, the Fund will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

         The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.


         Call options will be written only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell. Options written by the Fund will normally have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         B. Purchasing Call Options - The Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 2% of the Fund's total assets. When the Fund purchases a call option, in return for a premium paid by the Fund to the writer of the option, the Fund obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage is that the Fund may hedge against an increase in the price of securities which it ultimately wishes to buy. However, the premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option.

         The Fund may, following the purchase of a call option, liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. The Fund will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Fund will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

         Although the Fund will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that the Fund would be required to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund.

         C. Secured Put Writing - A put option gives the purchaser of the option the right to sell, and the writer, in this case the Fund, the obligation to buy the underlying security at the exercise price during the option period. During the option period, the writer of a put option may be assigned an exercise notice by the broker/dealer through whom the option was sold requiring the writer to make payment of the exercise price against delivery of the underlying security. In this event, the exercise price will usually exceed the then-market value of the underlying security. This obligation terminates upon expiration of the put option or at such earlier time at which the writer effects a closing purchase transaction. The operation of put options in other respects is substantially identical to that of call options. Premiums on outstanding put options written or purchased by the Fund may not exceed 2% of its total assets.

         The advantage to the Fund of writing such options is that it receives premium income. The disadvantage is that the Fund may have to purchase securities at higher prices than the current market price when the put is exercised.

         Put options will be written only on a secured basis, which means that the Fund will maintain in a segregated account with its Custodian Bank, (The Chase Manhattan Bank), cash or U.S. government securities in an amount not less than the exercise price of the option at all times during the option period. The amount of cash or U.S. government securities held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Fund. Secured put options will generally be written in circumstances where the Manager wishes to purchase the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

         D. Purchasing Put Options - The Fund may purchase put options to the extent that premiums paid for such options do not exceed 2% of the Fund's total assets. The Fund will, at all times during which it holds a put option, own the security covered by such option.

         The Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Fund to protect unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund will continue to receive interest income on the security. If the security does not drop in value, the Fund will lose the value of the premium paid. The Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

Futures
         The Fund may enter into contracts for the purchase or sale for future delivery of securities. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Fund's Custodian Bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

         The Fund may also purchase and write options to buy or sell futures contracts. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.

         The purpose of the purchase or sale of futures contracts for the Fund, which consists of a substantial number of municipal securities, is to protect the Fund against the adverse effects of fluctuations in interest rates without actually buying or selling such securities. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of municipal securities at higher prices.

         With respect to options on futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of municipal securities which the Fund intends to purchase.

         To the extent that the Fund purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

         In addition, when the Fund engages in futures transactions, to the extent required by the SEC, it will maintain with its Custodian Bank, assets in a segregated account to cover its obligations with respect to such contracts, which assets will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by the Fund with respect to such futures contracts.

         The Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and a Fund could then buy debt securities on the cash market.

         With respect to options on futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

         If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, the Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Variable or Floating Rate Demand Notes
         The Fund may also invest in variable and floating rate demand obligations (longer-term instruments with an interest rate that fluctuates and a demand feature that allows the holder to sell the instruments back to the issuer from time to time) but generally does not intend to invest more than 5% of its net assets in these instruments. The Manager will attempt to adjust the maturity structure of the portfolio to provide a high level of tax-exempt income consistent with preservation of capital.

         Variable or floating rate demand notes ("VRDNs") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The interest rates are adjustable at intervals ranging from daily to up to six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the price rate of a bank or some other appropriate interest rate adjustment index. The Manager will decide which variable or floating rate demand instruments the Fund will purchase in accordance with procedures prescribed by the Board of Trustees to minimize credit risks. Any VRDN must be of high quality as determined by the Manager and subject to review by the Board, with respect to both its long-term and short-term aspects, except where credit support for the instrument is provided even in the event of default on the underlying security, the Fund may rely only on the high quality character of the short-term aspect of the demand instrument, i.e., the demand feature. A VRDN which is unrated must have high quality characteristics similar to those rated in accordance with policies and guidelines determined by the Board. If the quality of any VRDN falls below the quality level required by the Board and any applicable rules adopted by the SEC, a Fund must dispose of the instrument within a reasonable period of time by exercising the demand feature or by selling the VRDN in the secondary market, whichever is believed by the Manager to be in the best interests of the Fund and its shareholders.

Inverse Floaters
         The Fund may invest in inverse floaters subject to certain limitations. Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction, usually at an accelerated speed, to short-term interest rates or interest rate indices. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments and may increase the volatility of the value of shares of the Fund.

When-Issued Securities
         The Fund may invest in "when-issued securities" for which the Fund will designate enough cash or securities to cover its obligations, and which the Fund will value the designated assets daily. When-issued securities involve commitments to purchase new issues of securities which are offered on a when-issued basis which usually involve delivery and payment up to 45 days after the date of transaction. During this period between the date of commitment and the date of delivery, the Fund does not accrue interest on the investment, but the market value of the bonds could fluctuate. This would result in the Fund having unrealized appreciation or depreciation which would affect the net asset value of its shares.

High Yield, High Risk Securities
         The Fund may invest up to 20% of its net assets in high yield, high risk fixed-income securities. These securities are rated lower than BBB by S&P, Baa by Moody's and/or rated similarly by another rating agency, or, if unrated, are considered by the Manager to be of equivalent quality. The Fund will not invest in securities which are rated lower than B by S&P, B by Moody's or similarly by another rating agency, or, if unrated, are considered by the Manager to be of a quality that is lower than such ratings. See Appendix B - Description of Ratings for more rating information. Fixed-income securities of this type are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk. If a security held by the Fund falls below such ratings, the Manager may commence the orderly sale of such security or continue to hold the security pending a workout or refinancing of the security, if it determined by the Manager that holding the security will create greater value for the Fund.

         Medium and low-grade bonds held by the Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) issuers, which are generally less able than more financially stable issuers to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

         The economy and interest rates may affect these high yield, high risk securities differently than other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the Fund's net asset value per share.

Zero-Coupon Bonds
         The Fund may invest in zero-coupon and payment-in-kind bonds. Zero-coupon bonds do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Since the Fund must distribute at least 90% of its investment income each year, in order to maintain its desired tax treatment, the Fund may be required to borrow or to liquidate portfolio securities in order to distribute income which has been attributed to zero-coupon bonds but which the Fund has not yet received. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Such securities generally are more volatile in response to changes in interest rates and are more speculative investments than are securities that pay interest periodically in cash.

Derivative Tax Exempt Obligations
         The Fund may also acquire Derivative Tax Exempt Obligations, which are custodial receipts or certificates that evidence ownership of future interest payments, principal payments or both on certain tax exempt securities. The sponsor of these certificates or receipts typically purchases and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues the receipts or certificates that evidence ownership. Although the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert such rights through the custodian bank. Thus, in the event of a default, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer.

         In addition, if the trust or custodial account in which the underlying security had been deposited is determined to be a taxable entity, it would be subject to state income tax on the income earned on the underlying security. Furthermore, amounts paid by the trust or custodial account to the Fund would become taxable in the hands of the Fund and its shareholders. However, the Fund will only invest in custodial receipts which are accompanied by a tax opinion stating that interest payable on the receipts is tax exempt. Also, it is possible that a portion of the discount at which the Fund purchases the receipts might have to be accrued as taxable income during the period that the Fund holds the receipts.

Restricted Securities
         The Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Fund. The Fund may invest no more than 15% of the value of its net assets in illiquid securities.

         Investing in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. While maintaining oversight, the Board of Trustees has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's percentage limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed its percentage limitation on investments in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

Concentration
         In applying the Fund's fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.


PERFORMANCE INFORMATION

         From time to time, the Fund may state its Classes' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year, or life-of-fund periods, as applicable. The Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC, applicable only to certain redemptions of those shares, will not be deducted from any computation of total return. See the Prospectus for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                                          n
                                                   P(1 + T) = ERV

             Where:             P  =   a hypothetical initial purchase order of
                                       $1,000 from which, in the case of only
                                       Class A Shares, the maximum front-end
                                       sales charge is deducted;

                                T  =   average annual total return;

                                n  =   number of years;

                              ERV  =   redeemable value of the hypothetical
                                       $1,000 purchase at the end of the period after the deduction of the applicable
                                       CDSC, if any, with respect to Class B
                                       Shares and Class C Shares


         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         The Fund may also state total return performance for its Classes in the form of an average annual return. This average annual return figure will be computed by taking the sum of a Class' annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount against the first year's return.

         The performance of Class A Shares, as shown below, is the average annual total return quotations of the Fund through February 28, 2001. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 3.75% paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge.

         The performance of Class B Shares and Class C Shares, as shown below, is the average annual total return quotations for the Fund through February 28, 2001. The average annual total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would have been paid if the shares were redeemed at February 28, 2001. The average annual total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at February 28, 2001 and therefore does not reflect the deduction of a CDSC.


         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.


                                                    Average Annual Total Return
------------------------------------- ------------- ------------- ------------- -------------- ------------- -------------
                                                                       Class B        Class B       Class C       Class C
                                           Class A       Class A     including      excluding     including     excluding
Delaware Tax-Free                         at offer        at NAV          CDSC           CDSC          CDSC          CDSC
New Jersey Fund(1)                      (Inception    (Inception    (Inception     (Inception    (Inception    (Inception
                                           9/2/97)       9/2/97)       9/2/97)        9/2/97)       9/2/97)       9/2/97)
------------------------------------- ------------- ------------- ------------- -------------- ------------- -------------
1 year ended 2/28/01                        11.83%        16.25%        11.40%         15.40%        14.40%        15.40%
------------------------------------- ------------- ------------- ------------- -------------- ------------- -------------
3 year ended 2/28/01                         3.06%         4.36%         2.66%          3.59%         3.59%         3.59%
------------------------------------- ------------- ------------- ------------- -------------- ------------- -------------
Life of Fund                                 4.29%         5.42%         3.72%          4.49%         4.36%         4.36%
------------------------------------- ------------- ------------- ------------- -------------- ------------- -------------

(1) Total return reflects voluntary expense caps in effect for the Fund. Returns would be lower without the caps. See Investment Management Agreement.

         The Fund may also quote its current yield for each Class in advertisements and investor communications. The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:



                                                       a--b       6
                                          YIELD = 2[(-------- + 1) -- 1]
                                                        cd

           Where:     a    =   dividends and interest earned during the period;

                      b    =   expenses accrued for the period (net of
                               reimbursements);

                      c    =   the average daily number of shares outstanding
                               during the period that were entitled to receive dividends;

                      d    =   the maximum offering price per share on the last
                               day of the period.

         The above formula will be used in calculating quotations of yield of each Class, based on specified 30-day periods identified in advertising by the Fund. The yields of Class A Shares, Class B Shares and Class C Shares of the Fund as of February 28, 2001 using this formula were as follows:

        ----------------------------------------------- -------------------- -------------------- --------------------
                                                          Class A Shares       Class B Shares       Class C Shares
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware Tax-Free New Jersey Fund                      4.44%                3.86%                3.86%
        ----------------------------------------------- -------------------- -------------------- --------------------

         Yield calculations assume the maximum front-end sales charge, if any, and does not reflect the deduction of any CDSC or Limited CDSC. The yields for the Fund reflect the voluntary waiver and payment of fees by the Manager. Actual yield may be affected by variations in sales charges on investments.

         Past performance, such as is reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any Class of the Fund in the future.


         The Fund may also publish a tax-equivalent yield concerning a Class based on federal and, if applicable, state tax rates, which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to such Class' yield. For the 30-day period ended February 28, 2001, the tax-equivalent yield, assuming a federal income tax rate of 31%, of Class A Shares, Class B Shares and Class C Shares of the Fund was as follows:

        ----------------------------------------------- -------------------- -------------------- --------------------
                                                          Class A Shares       Class B Shares       Class C Shares
        ----------------------------------------------- -------------------- -------------------- --------------------
        Delaware Tax-Free New Jersey Fund                      6.43%                5.59%                5.59%
        ----------------------------------------------- -------------------- -------------------- --------------------

         These yields were computed by dividing that portion of a Class' yield which is tax-exempt by one minus a stated income tax rate (in this case, a federal income tax rate of 31%) and adding the product to that portion, if any, of the yield that is not tax-exempt. The yields for the Fund reflect the voluntary waiver and payment of fees by the Manager. In addition, the Fund may advertise a tax-equivalent yield assuming other income tax rates, when applicable.

         Investors should note that the income earned and dividends paid by the Fund will vary with the fluctuation of interest rates and performance of the portfolio. The net asset value of the Fund may change. Unlike money market funds, the Fund invests in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Fund's net asset value will tend to rise when interest rates fall. Conversely, the Fund's net asset value will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Fund will vary from day to day and investors should consider the volatility of the Fund's net asset value as well as its yield before making a decision to invest.


         Total return performance of each Class will reflect the appreciation or depreciation of principal, reinvestment of income and any capital gains distributions paid during any indicated period, and the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount, annualized. The results will not reflect any income taxes, if applicable, payable by shareholders on the reinvested distributions included in the calculations. As securities prices fluctuate, an illustration of past performance should not be considered as representative of future results.


         From time to time, the Fund may also quote its Classes' actual total return and/or yield performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund (or Class) may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. A direct investment in an unmanaged index is not possible.

         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Fund may invest and the assumptions that were used in calculating the blended performance will be described.


         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.


         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. The Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Fund may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills.

         From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic stocks, and/or bonds, treasury bills and shares of the Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax planning and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Fund and may illustrate how to find the listings of the Fund in newspapers and periodicals. Materials may also include discussions of other Fund products and services.

         The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, a Fund may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. The Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to the Fund may include information regarding the background and experience of its portfolio managers.

         The following table present examples, for purposes of illustration only, of cumulative total return performance for each Class of the Fund through February 28, 2001. Comparative information on the Consumer Price Index is also included. For these purposes, the calculations reflect maximum sales charges, if any, and assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods. The performance does not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares as shown below, reflects maximum front-end sales charge paid on the purchase of shares but may also be shown without reflecting the impact on any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. The net asset value of a Class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered as representative of future performance.

                                                   Cumulative Total Return
------------------------------------------ ------------ ------------ ------------- ------------ ------------ ------------
                                                                          Class B      Class B      Class C      Class C
                                               Class A      Class A     including    excluding    including    excluding
                                              at offer       at NAV          CDSC         CDSC         CDSC         CDSC
                                            (Inception   (Inception    (Inception   (Inception   (Inception   (Inception
Delaware Tax-Free New Jersey Fund(1)           9/2/97)      9/2/97)       9/2/97)      9/2/97)      9/2/97)      9/2/97)
------------------------------------------ ------------ ------------ ------------- ------------ ------------ ------------
3 months ended 2/28/01                           1.15%        5.09%         0.90%        4.90%        3.91%        4.91%
------------------------------------------ ------------ ------------ ------------- ------------ ------------ ------------
6 months ended 2/28/01                           2.59%        6.59%         2.22%        6.22%        5.22%        6.22%
------------------------------------------ ------------ ------------ ------------- ------------ ------------ ------------
9 months ended 2/28/01                          10.41%       14.78%        10.15%       14.15%       13.15%       14.15%
------------------------------------------ ------------ ------------ ------------- ------------ ------------ ------------
1 year ended 2/28/01                            11.83%       16.25%        11.40%       15.40%       14.40%       15.40%
------------------------------------------ ------------ ------------ ------------- ------------ ------------ ------------
3 year ended 2/28/01                             9.45%       13.67%         8.21%       11.15%       11.17%       11.17%
------------------------------------------ ------------ ------------ ------------- ------------ ------------ ------------
Life of Fund                                    15.81%       20.23%        13.60%       16.60%       16.08%       16.08%
------------------------------------------ ------------ ------------ ------------- ------------ ------------ ------------

(1) Total return reflects voluntary expense caps in effect for the Fund. Returns would be lower without the caps. See Investment Management Agreement.

         Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Fund and other mutual funds available from Delaware Investments, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the Fund's, and other Delaware Investments funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by such persons.

Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of high fund share prices. Delaware Investments offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and Automatic Investing Plan under Investment Plans and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.


                   Investment Amount                 Price Per Share      Number of Shares Purchased
                      Month 1 $100                      $10.00                        10
                      Month 2 $100                      $12.50                         8
                      Month 3 $100                      $ 5.00                        12
                      Month 4 $100                      $10.00                        10
         -------------------------------------------------------------------------------------------------

                              $400                      $37.50                        48

Total Amount Invested:  $400
Total Number of Shares Purchased:  48
Average Price Per Share:  $9.38 ($37.50/4)
Average Cost Per Share:  $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund available from Delaware Investments.


The Power of Compounding
         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. The Fund may include illustrations showing the power of compounding in advertisements and other types of literature.


TRADING PRACTICES AND BROKERAGE

         Brokers, dealers and banks are selected to execute transactions for the purchase or sale of portfolio securities on the basis of the Manager's judgment of their professional capability to provide the service. The primary consideration is to have brokers, dealers or banks execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. In nearly all instances, trades are made on a net basis where securities are either bought or sold directly from or to a broker, dealer or bank. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.

         During the past three fiscal years, there were no brokerage commissions paid for the Fund.


         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         As provided in the Securities Exchange Act of 1934 (the "1934 Act") and the Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.


         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.


         Consistent with NASD Conduct Rules, and subject to seeking best execution, the Fund may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family such as custodian fees, and may, at the request of the Distributor, give consideration to sales of such funds' shares as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Portfolio Turnover
         Portfolio trading will be undertaken principally to accomplish a Fund's objective in relation to anticipated movements in the general level of interest rates. The Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended, (the "Code") and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving the Fund's investment objective. Portfolio transactions will be undertaken only to accomplish the Fund's objectives and not for the purpose of realizing capital gains, although capital gains may be realized on certain portfolio transactions. For example, capital gains may be realized when a security is sold: (1) so that, provided capital is preserved or enhanced, another security can be purchased to obtain a higher yield; (2) to take advantage of what the Manager believes to be a temporary disparity in the normal yield relationship between the two securities to increase income or improve the quality of the portfolio; (3) to purchase a security which the Manager believes is of higher quality than its rating or current market value would indicate; or
(4) when the Manager anticipates a decline in value due to market risk or credit risk. The Fund anticipates the portfolio turnover rate will ordinarily be less than 100%.

         During the past two fiscal years, the Fund's portfolio turnover rates were as follows:

         --------------------------------------------------- ---------------- -----------------
                                                                        2000              2001
         --------------------------------------------------- ---------------- -----------------
         Delaware Tax-Free New Jersey Fund                               14%               26%
         --------------------------------------------------- ---------------- -----------------

         The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.


PURCHASING SHARES

         The Distributor serves as the national distributor for the Fund's shares and has agreed to use its best efforts to sell shares of the Fund. See the Prospectus for information on how to invest. Shares of the Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Trust or the Distributor.


         The minimum initial purchase is generally $1,000 for each Class. Subsequent purchases must generally be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors and employees of any fund in the Delaware Investments family, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner Service are subject to a minimum initial investment of $2,000 per Asset Planner strategy selected.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. The Trust will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.


         Selling dealers are responsible for transmitting orders promptly. The Trust reserves the right to reject any order for the purchase of its shares of the Fund if in the opinion of management such rejection is in the Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         The Fund also reserves the right, following shareholder notification, to charge a service fee on accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.


         The NASD has adopted amendments to its Conduct Rules, as amended, relating to investment company sales charges. The Trust and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 3.75%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectus. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.


         Class A Shares, Class B Shares and Class C Shares represent a proportionate interest in the Fund's assets and will receive a proportionate interest in the Fund's income, before application of any expenses under the Fund's 12b-1 Plans.

         Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by the Trust for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% (currently no more than 0.25% in the case of the Fund) of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% (currently no more than 0.25% in the case of the Fund) of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.


         For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans under Rule 12b-1 for the Fund Classes.


         Dividends, if any, paid on Class A Shares, Class B Shares and Class C Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

Class A Shares
         Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectus, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission
         As described in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected.


         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of the Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.


         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.


Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of the Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge--Class B Shares and Class C Shares under Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares below. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% (currently no more than 0.25% in the case of the Fund) of average daily net assets of such shares.


         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Deferred Sales Charge Alternative - Class B Shares
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, the Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes.

Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

Plans Under Rule 12b-1 for the Fund Classes
         Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a separate plan for each of the Class A Shares, Class B Shares and Class C Shares of the Trust (the "Plans"). Each Plan permits the relevant Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies.


         The Plans permit the Fund, pursuant to its Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into dealer's agreements with the Distributor. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, the Fund may make payments out of the assets of Class A Shares, Class B Shares and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by the Fund under the Plans, and its Distribution Agreement, is on an annual basis up to 0.30% (currently, no more than 0.25% for the Fund pursuant to Board action) of average daily net assets of Class A Shares, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year. The Trust's Board of Trustees may reduce these amounts at any time.

         Effective June 1, 1992, the Board of Trustees has determined that the annual fee payable on a monthly basis for Class A Shares of the Fund, pursuant to its Plan, will be equal to the sum of: (i) the amount obtained by multiplying 0.30% by the average daily net assets represented by Class A Shares that were acquired by shareholders on or after June 1, 1992, and (ii) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class A Shares that were acquired before June 1, 1992. While this is the method for calculating Class A Shares' 12b-1 expense, such expense is a Class expense so that all such shareholders of the Class, regardless of when they purchased their shares, will bear 12b-1 expenses at the same rate per share. As Class A Shares are sold on or after June 1, 1992, the initial rate of at least 0.10% will increase over time. Thus, as the proportion of Class A Shares purchased on or after June 1, 1992 to Class A Shares outstanding prior to June 1, 1992 increases, the expenses attributable to payments under the Plan relating to Class A Shares will also increase (but will not exceed 0.30% of average daily net assets). The Board of Trustees set the fee for Class A Shares of Delaware Tax-Free New Jersey Fund at 0.25% of average daily net assets. While this describes the current basis for calculating the fees which will be payable under the Plans with respect to Class A Shares, such Plans permit a full 0.30% on all Class A Shares' assets to be paid at any time following appropriate Board approval.


         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares and Class C Shares would be borne by such persons without any reimbursement from the Classes. Subject to seeking best execution, the Classes may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreement, as amended, have been approved by the Board of Trustees of the Trust, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plans by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner, as specified above.

         Each year, the Trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Fund Class. The Plans and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." With respect to the Class A Share Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of the Trust having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of the Trust must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

         For the fiscal year ended February 28, 2001, payments from Class A Shares, Class B Shares and Class C Shares of the Fund were as follows:


------------------------------------ ----------------------------- ----------------------------- ----------------------------
                                        Delaware Tax-Free New         Delaware Tax-Free New         Delaware Tax-Free New
                                         Jersey Fund A Class           Jersey Fund B Class           Jersey Fund C Class
------------------------------------ ----------------------------- ----------------------------- ----------------------------
Advertising                                                    --                            --                           --
------------------------------------ ----------------------------- ----------------------------- ----------------------------
Annual/Semi Annual Reports                                    $34                            --                           --
------------------------------------ ----------------------------- ----------------------------- ----------------------------
Broker Trails                                              $1,418                        $4,256                       $1,113
------------------------------------ ----------------------------- ----------------------------- ----------------------------
Broker Sales Charges                                           --                        $6,732                         $681
------------------------------------ ----------------------------- ----------------------------- ----------------------------
Dealer Service Expenses                                        --                            --                           --
------------------------------------ ----------------------------- ----------------------------- ----------------------------
Interest on Broker Sales Charges                               --                        $6,105                          $15
------------------------------------ ----------------------------- ----------------------------- ----------------------------
Commissions to Wholesalers                                   $312                          $326                           --
------------------------------------ ----------------------------- ----------------------------- ----------------------------
Promotional- Broker Meetings                                   --                            --                           --
------------------------------------ ----------------------------- ----------------------------- ----------------------------
Promotional-Other                                            $654                            --                           $7
------------------------------------ ----------------------------- ----------------------------- ----------------------------
Prospectus Printing                                           $32                            --                           --
------------------------------------ ----------------------------- ----------------------------- ----------------------------
Telephone                                                      --                            --                           --
------------------------------------ ----------------------------- ----------------------------- ----------------------------
Other                                                      $2,109                            --                           --
------------------------------------ ----------------------------- ----------------------------- ----------------------------
Total                                                      $4,559                       $17,419                       $1,816
------------------------------------ ----------------------------- ----------------------------- ----------------------------


Other Payments to Dealers - Class A Shares, Class B Shares and Class C Shares
         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value
         Class A Shares of the Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Current and former officers, trustees/directors and employees of the Trust, any other fund in the Delaware Investments family, the Manager, or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the other funds in the Delaware Investments family, including any fund that may be created, at the net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         The Trust must be notified in advance that the trade qualifies for purchase at net asset value.

Letter of Intention
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Trust, which provides for the holding in escrow by the Transfer Agent of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of a Fund and of any class of any of the other mutual funds available from the Delaware Investments family (except shares of any fund in the Delaware Investments family which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a fund in the Delaware Investments family which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

Combined Purchases Privilege
         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Fund, as well as shares of any other class of any of the other funds in the Delaware Investments family (except shares of any funds in the Delaware Investments family which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a fund in the Delaware Investments family which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other holdings of shares of funds in the Delaware Investments family.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
         In determining the availability of the reduced front-end sales charge with respect to Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of the Fund as well as shares of any other class of any of the funds in the Delaware Investments family which offer such classes (except shares of any funds in the Delaware Investments family which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from shares from a fund in the Delaware Investments family which carried a front-end sales charge, CDSC or Limited
CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares, the charge applicable to the $60,000 purchase would currently be 3.00%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares in the Prospectus to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
         Holders of Class A Shares and Class B Shares of the Fund who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax adviser be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisers or the Transfer Agent, which also serves as each Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.


INVESTMENT PLANS

Reinvestment Plan/Open Account
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Classes in which an investor has an account (based on the net asset value in effect on the payable date) and will be credited to the shareholder's account on that date. Confirmations of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of each distribution from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

           Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to a Fund Class. Such purchases, which must meet the minimum subsequent purchase requirements stated in the Prospectus and this Part B, are made for Class A Shares at the public offering price and for Class B Shares and Class C Shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments, including the Fund, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Fund, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares of the Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of the Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of the Fund and Class C Shares of the Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund.

         Permissible exchanges into Class A Shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan--Investors may arrange for either Fund to accept for investment in Class A Shares, Class B Shares or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

                                    *   *   *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to the Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.

MoneyLine(SM) On Demand
         You or your investment dealer may request purchases of Fund shares by phone using MoneyLine(SM) On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectus and Redemption and Exchange in this Part B. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Redemption and Exchange for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

Asset Planner
         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisers or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial adviser, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.


DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated after receipt of the order by the Fund, its agent or certain other authorized persons. Orders for purchases of Class B Shares and Class C Shares are effected at the net asset value per share next calculated by the Fund after receipt of the order by the Fund, its agent or other certain authorized persons. See Distribution and Service under Investment Management Agreement. Selling dealers have the responsibility of transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in the Trust's financial statements which are incorporated by reference into this Part B.

         The Fund's net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities and dividing by the number of Fund shares outstanding. In determining the Fund's total net assets, portfolio securities are valued at fair value, using methods determined in good faith by the trustees. This method utilizes the services of an independent pricing organization which employs a combination of methods including, among others, the obtaining of market valuations from dealers who make markets and deal in such securities, and by comparing valuations with those of other comparable securities in a matrix of such securities. A pricing service's activities and results are reviewed by the officers of the Fund. In addition, money market instruments having a maturity of less than 60 days are valued at amortized cost. Expenses and fees are accrued daily.

         Each Class of the Fund will bear, pro-rata, all of the common expenses of the Fund. The net asset values of all outstanding shares of each Class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes, except that the Class A Shares, Class B Shares and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of the Fund may vary. However, the net asset value per share of each Class is expected to be equivalent.


REDEMPTION AND EXCHANGE

         You can redeem or exchange your shares in a number of different ways. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         In addition to redemption of Fund shares, the Distributor, acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the respective Fund, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Fund and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

         The value of the Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which there may be a bank wiring cost, neither the Fund nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Fund for a longer period of time than if the investment in New Shares were made directly.

Written Redemption
         You can write to each Fund at One Commerce Square, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
         You may also write to the Fund (at One Commerce Square, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Fund nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLine(SM) On Demand
         You or your investment dealer may request redemptions of Fund shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions. See MoneyLine(SM) On Demand under Investment Plans.

Right to Refuse Timing Accounts
         With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Funds will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments funds from Timing Firms. The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

Redemptions of Timing Accounts
         Redemption requests made from Timing Accounts will be made only by check. Redemption proceeds from these accounts will not be wired to shareholder bank accounts. Such checks will be sent no later than seven days after receipt of a redemption request in good order.

Restrictions on Timed Exchanges
         Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments funds: (1) Delaware Decatur Equity Income Fund, (2) Delaware Growth and Income Fund, (3) Delaware Balanced Fund, (4) Delaware Limited-Term Government Fund, (5) Delaware Tax-Free USA Fund, (6) Delaware Cash Reserve Fund, (7) Delaware Delchester Fund and (8) Delaware Tax-Free Pennsylvania Fund. No other Delaware Investments funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments funds not listed above may not be reinvested back into that Timing Account. Each Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

         The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

Systematic Withdrawal Plans
         Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in the Fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See Waiver of Contingent Deferred Sales Charges, below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine(SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value
         For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two-year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited Contingent Deferred Sales Charge -- Class A Shares
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares); and (iii) distributions from an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

Waiver of Contingent Deferred Sales Charge -- Class B Shares and Class C Shares
         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; and (ii) distributions from an account if the redemption results from the death of all registered owners, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Internal Revenue Code of 1986, as amended (the "Code")) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC of Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; and (ii) distributions from an account if the redemption results from the death of all registered owners, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         In addition, the applicable Limited CDSC for Class A Shares and CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established.

DIVIDENDS AND DISTRIBUTIONS

         Dividends, if any, are declared each day the Fund is open and are paid monthly on the first business day following the end of each month. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. Net investment income earned on days when the Fund is not open will be declared as a dividend on the next business day. Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if the Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Investors desiring to guarantee wire payments must have an acceptable financial condition and credit history in the sole discretion of the Fund. The Fund reserves the right to terminate this option at any time. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

         Any distributions from net realized securities profits will be made annually during the quarter following the close of the fiscal year. Such distributions will be reinvested in shares at the net asset value in effect on the first business day after month end, unless the shareholder elects to receive them in cash. The Trust will mail a quarterly statement showing dividends paid and all the transactions made during the period.

         Each Class of the Fund will share proportionately in the investment income and expenses of the Fund, except that each Class will alone incur distribution fees under its 12b-1 Plan. See Plans Under Rule 12b-1.

         Dividends are automatically reinvested in additional shares at net asset value on the payable date, unless an election to receive dividends in cash has been made. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.


TAXES

Federal Income Tax Aspects
         The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code, so as not to be liable for federal income tax to the extent its earnings are distributed. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

         Distributions by the Fund representing net interest received on municipal bonds are considered tax-exempt and are not includable by shareholders in gross income for federal income tax purposes because the Fund intends to meet the requirements of the Code applicable to regulated investment companies distributing exempt-interest dividends. Although exempt from regular federal income tax, interest paid on certain types of municipal obligations is deemed to be a preference item under federal tax law and is subject to the federal alternative minimum tax.

         For federal income tax purposes, portfolio securities of Delaware Tax-Free New Jersey Fund had net unrealized appreciation at February 28, 2001 of $71,161 on the basis of specific cost.

         Distributions representing net interest income received by the Fund from certain temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. government, its agencies and instrumentalities) and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income and will not qualify for the deduction for dividends-received by corporations. Distributions of long-term capital gains realized by the Fund, if any, will be taxable to shareholders as long-term capital gains regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares. Statements as to the tax status of each investor's dividends or distributions will be mailed annually. The percentage of taxable income at the end of the year will not necessarily bear relationship to the experience over a shorter period of time. Shareholders may incur a tax liability for federal, state and local taxes upon the sale or redemption of shares of the Fund.

         Section 265 of the Code provides that interest paid on indebtedness incurred or continued to purchase or carry obligations the interest on which is tax-exempt, and certain expenses associated with tax-exempt income, are not deductible. It is probable that interest on indebtedness incurred or continued to purchase or carry shares of the Fund is not deductible.

         The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by "industrial development bonds" or for investors who are "related persons" thereof within the meaning of Section 103 of the Code. Persons who are or may be considered "substantial users" should consult their tax advisers in this matter before purchasing shares of the Fund.

         The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes.

State and Local Taxes
         See Taxes in the Prospectus for a discussion of New Jersey taxation. Shares of the Fund may be taxable for purposes of, as applicable, New Jersey inheritance and estate tax.

         Delaware Tax-Free New Jersey Fund anticipates that substantially all dividends paid to shareholders will be exempt from federal and New Jersey gross income taxes. Information concerning the tax status of dividends and distributions will be mailed to shareholders annually, including what portion, if any, of the Fund's distribution is subject to the federal alternative minimum tax should the Fund invest in "private purpose" bonds.

         Distributions by the Fund may not be exempt from state or local income tax in states other than, as applicable, New Jersey. Shareholders of the Fund are advised to consult their own tax adviser in this regard.

         Under the 1997 Act, as revised by the 1998 Act and the Omnibus Consolidated and Emergency Supplemental Appropriations Act, the Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:

         "Long-term capital gains": Gains on securities sold after December 31, 1997 and held for more than 12 months as capital assets in the hands of the holders are taxed at the 20% rate when distributed to shareholders (10% for individual investors in the 15% bracket).

         "Short-term capital gains": Gains on securities sold by the Fund that do not meet the long-term holding period are considered short-term capital gains and are taxed as ordinary income.

         "Qualified 5-year gains": For individuals in the 15% bracket, qualified five-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rate brackets, qualified five-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at a higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified five-year property. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the five-year holding period.

         If you redeem some or all of your shares in the Fund, and then reinvest the sales proceeds in the Fund or in another Delaware Investments fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in the Fund. In doing so, all or a portion of the sales charge that you paid for your original shares in the Fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.


INVESTMENT MANAGEMENT AGREEMENT

          The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust

         The Manager and its predecessors have been managing the funds in Delaware Investments since 1938. On February 28, 2001, the Manager and its affiliates within Delaware Investments, including the Delaware International Advisers Ltd., were managing in the aggregate more than $44 billion in assets in the various institutional or separately managed (approximately $24,733,911,676) and investment company (approximately $19,038,004,997) accounts.

         The Investment Management Agreement for the Fund is dated April 29, 2000 and was approved by the initial shareholder on that date. The Agreement has an initial term of two years and may be further renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund to which the Agreement relates, and only if the terms of the renewal thereof have been approved by the vote of a majority of the trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days notice by the trustees of the Trust or by the Manager. The Agreement will terminate automatically in the event of its assignment.

         The Investment Management Agreement provides that the Fund shall pay the Manager a management fee equal to (on an annual basis) 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion and 0.425% on the average daily net assets in excess of $2.5 billion.

         The Manager contracted to waive that portion, if any, of the annual management fees payable by Delaware Tax-Free New Jersey Fund and to pay certain of the Fund's expenses to the extent necessary to ensure that the Total Operating Expenses of each Class of the Fund does not exceed 0.25% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 Plan expenses) from January 22, 1998 through October 31, 2001.


         On February 28, 2001, the total net assets of the Fund was  $5,155,168.

         The investment management fees paid for each Fund for the past three fiscal years were as follows:

         ------------------------------- ---------------------------- ---------------------------- -----------------------------
         Fund                            February 28, 2001            February 29, 2000            February 28, 1999
         ----                            -----------------            -----------------            -----------------

         ------------------------------- ---------------------------- ---------------------------- -----------------------------

         ------------------------------- ---------------------------- ---------------------------- -----------------------------
         New Jersey Fund(1)              $23,272 earned               $22,125 earned               $12,630 earned
                                         $-0- paid                    $-0- paid                    $-0- paid
                                         $23,272 waived               $22,125 waived               $12,630 waived
         ------------------------------- ---------------------------- ---------------------------- -----------------------------

         (1) Commenced operations on September 2, 1997.

         Under the general supervision of the Board of Trustees, the Manager makes all investment decisions which are implemented by the Fund. The Manager pays the salaries of all trustees, officers and employees of the Fund who are affiliated with the Manager. The Fund pays all of its other expenses, including its proportionate share of rent and certain other administrative expenses. The Manager is a series of Delaware Management Business Trust. The Manager changed its form of organization from a corporation to a business trust on March 1, 1998.

Distribution and Service
         The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at One Commerce Square, Philadelphia, PA 19103, serves as the national distributor for the Fund under a Distribution Agreement dated April 29, 2000. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Fund on behalf of the Class A Shares, Class B Shares and Class C Shares under their respective 12b-1 Plans. Delaware Distributors, Inc. ("DDI") is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.

         Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as the Trust's financial intermediary distributor pursuant to a Financial Intermediary Distribution Agreement with the Distributor dated January 1, 2001. LFD is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries (collectively, "Financial Intermediaries"). The address of LFD is 350 Church Street, Hartford, CT 06103. For its services, LFD receives a one-time fee from the Distributor with respect to each sale of Fund shares through Financial Intermediaries equal to a percentage of the net asset value of such shares. The rate of compensation paid to LFD for each sale of Fund shares for any calendar year is tied to the aggregate value of sales made by LFD during such calendar year with respect to (i) shares of Delaware Investments' non-money market retail funds; (ii) shares of Delaware Group Premium Fund sold through the products for which LFD acts as a wholesaler; and (iii) wrap separate account products (the products described in (i), (ii) and (iii) are referred to collectively as the "Wholesaler Products") according to the following schedule:

----------------------------------------------------------- -------------------------------------------------
Aggregate Value of Wholesaler Product Sales                            Compensation Paid to LFD
in Calendar Year                                               (% of NAV of Fund shares sold by LFD)
----------------------------------------------------------- -------------------------------------------------
$3.75 billion or less                                                            0.45%
----------------------------------------------------------- -------------------------------------------------
More than $3.75 billion, but less than $4.5 billion                              0.50%
----------------------------------------------------------- -------------------------------------------------
$4.5 billion and above                                                           0.55%
----------------------------------------------------------- -------------------------------------------------

         In addition to the non-recurring fee discussed above, the Distributor pays LFD a continuing fee at the annual rate of 0.04% of the average daily net assets of shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries.

         The fees associated with LFD's services to the Fund are borne exclusively by the Distributor and not by the Fund.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at One Commerce Square, Philadelphia, PA 19103, serves as the Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to an agreement dated April 29, 2000. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee effecting transactions through a broker or agent.


OFFICERS AND TRUSTEES

         The business and affairs of the Trust are managed under the direction of its Board of Trustees.

         Certain officers and trustees of the Trust hold identical positions in each of the other funds available from the Delaware Investments family. As of March 31, 2001, the Trust's officers and trustees, as a group, owned less than 1% of each of the Class A Shares, B Shares and C Shares of the Fund.

         As of March 31, 2001, management believes the following accounts held 5% or more of the outstanding shares of Class A Shares, Class B Shares and Class C Shares of the Fund:

-------------------------------- ------------------------------------------------- ------------------- -----------------
Class                            Name and Address of Account                             Share Amount     Percentage
-----                            ---------------------------                             ------------     ----------
-------------------------------- ------------------------------------------------- ------------------- -----------------
Delaware Tax-Free New Jersey     Lincoln National Life Insurance Co.                      215,272.820            56.06%
Fund Class A Shares              c/o Lincoln Investment Management, Inc.
                                 Attn: Carol A. Schmidt
                                 200 East Berry Street
                                 Fort Wayne, IN 46802
                                 ------------------------------------------------- ------------------- -----------------
                                 Merrill Lynch, Pierce, Fenner & Smith                     22,315.570             5.81%
                                 For the Sole Benefit of its Customers
                                 Attn:  Fund Administration Sec# 97R73
                                 4800 Dear Lake Drive East, 2nd Floor
                                 Jacksonville, FL 32246
-------------------------------- ------------------------------------------------- ------------------- -----------------
Delaware Tax-Free New Jersey     Summit Financial Services Group                           48,801.210             9.70%
Fund Class B Shares              Milton Buxbaum
                                 One Bethlehem Plaza
                                 Bethlehem, PA 18018
-------------------------------- ------------------------------------------------- ------------------- -----------------

-------------------------------- ------------------------------------------------- ------------------- -----------------
Class                            Name and Address of Account                           Share Amount       Percentage
-----                            ---------------------------                           ------------       ----------
-------------------------------- ----------------- ------------------------------- ------------------  -----------------
Delaware Tax-Free New Jersey     First Clearing Corporation                                48,760.220             9.69%
Fund Class B Shares              A/C 3892-9111
                                 Sharon L. Gruber and
                                 Theodore W. Gruber, Jr.  JT TEN
                                 36 Pine Tavern Road
                                 P.O. Box 907
                                 Elmer, NJ
                                 ------------------------------------------------- ------------------- -----------------
                                 Summit Financial Services Group                           35,335.690             7.02%
                                 Paul Babich
                                 One Bethlehem Plaza
                                 Bethlehem, PA 18018
                                 ------------------------------------------------- ------------------- -----------------
                                 A G Edwards and Sons Inc FBO                              34,693.180             6.89%
                                 John P. Schley
                                 Income Account
                                 A/C 0210-297359
                                 One North Jefferson
                                 St. Louis, MO 63103
                                 ------------------------------------------------- ------------------- -----------------
                                 Merrill Lynch, Pierce, Fenner & Smith                     32,243.670             6.41%
                                 For the Sole Benefit of its Customers
                                 Attn:  Fund Administration Sec# 97R74
                                 4800 Dear Lake Drive East, 2nd Floor
                                 Jacksonville, FL 32246
                                 ------------------------------------------------- ------------------- -----------------
                                 Donaldson Lufkin Jenrette                                 28,429.450             5.65%
                                 Securities Corporation, Inc.
                                 P.O. Box 2052
                                 Jersey City, NJ 0730
                                 ------------------------------------------------- ------------------- -----------------
                                 PaineWebber for the Benefit of                            28,139.710             5.59%
                                 John A. Lacnckowski and Lillian Lanckowski
                                 4 Delford Road
                                 Town Bank, NJ 08204-2103
-------------------------------- ------------------------------------------------- ------------------- -----------------
Delaware Tax-Free New Jersey     Donaldson Lufkin Jenrette                                 17,775.000            28.91%
Fund Class C Shares              Securities Corporation, Inc.
                                 P.O. Box 2052
                                 Jersey City, NJ 07303
                                 ------------------------------------------------- ------------------- -----------------
                                 Paine Webber for the benefit of                            7,289.330            11.85%
                                 Robert C. Crosson as Trustee
                                 For Robert C. Crosson Trust
                                 312 Commodore Bay
                                 1100 Ocean Drive
                                 Avalon, NJ 08202
                                 ------------------------------------------------- ------------------- -----------------
                                 NFSC FEBO #B7B-570931                                      6,902.090            11.22%
                                 Frank Calderone
                                 Angela Calderone
                                 4 Queens Lane
                                 Wayne, NJ 07470-1924
                                 ------------------------------------------------- ------------------- -----------------
                                 Paine Webber for the benefit of                            5,752.890             9.35%
                                 Ellen J. Crosson as Trustee
                                 For Ellen J. Crosson Trust
                                 312 Commodore Bay
                                 1100 Ocean Drive
                                 Avalon, NJ 08202
                                 ------------------------------------------------- ------------------- -----------------
                                 Paine Webber for the benefit of                            4,673.380             7.60%
                                 Sara P. Badger
                                 7 Crestview Drive
                                 Somers Point, NJ 08244
                                 ------------------------------------------------- ------------------- -----------------
                                 Merrill Lynch, Pierce, Fenner & Smith                      3,823.720             6.22%
                                 For the Sole Benefit of its Customers
                                 Attn:  Fund Administration Sec# 97R75
                                 4800 Dear Lake Drive East, 2nd Floor
                                 Jacksonville, FL 32246
                                 ------------------------------------------------- ------------------- -----------------

-------------------------------- ------------------------------------------------- ------------------- -----------------
Class                            Name and Address of Account                             Share Amount    Percentage
-----                            ---------------------------                             ------------    ----------
-------------------------------- ------------------------------------------------- ------------------- -----------------
Delaware Tax-Free New Jersey     Earle W. Cunningham and Ruth Cunningham                    3,555.760             5.78%
Fund Class C Shares              JT WROS
                                 8 Olcott Street
                                 Somerset, NJ 08873
                                 ------------------------------------------------- ------------------- -----------------
                                 Paine Webber FBO                                           3,319.370             5.39%
                                 Paine Webber Custodian FBO
                                 G. Paul Foerste
                                 P.O. Box 3321
                                 Weehawken, NJ 07087-8154
-------------------------------- ------------------------------------------------- ------------------- -----------------

         DMH Corp., Delvoy, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Management Company, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc., Delaware General Management, Inc., Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Lincoln Investment Adviser (a series of Delaware Management Business Trust), Vantage Investment Advisers (a series of Delaware Management Business Trust) and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Trustees and principal officers of the Trust are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.

------------------------------------ --------------------------------------------------------------------------------------
Trustee and Officer                  Business Experience
------------------------------------ --------------------------------------------------------------------------------------
*Charles E. Haldeman (52)            Chairman and Trustee/Director of the Trust and each of the 24 other investment companies in the Delaware Investments family

                                     Chief Executive Officer of Delaware Management Company (a series of Delaware
                                     Management Business Trust) and Vantage Investment Advisers (a series of Delaware
                                     Management Business Trust)

                                     President, Chief Executive Officer and Director of Delaware Management Holdings,
                                     Inc. and Lincoln National Investment Companies, Inc.

                                     President and Chief Executive Officer of Delaware Lincoln Cash Management (a series of Delaware Management Business Trust) and Delaware Lincoln Investment Adviser (a
                                     series of Delaware Management Business Trust

                                     Chief Executive Officer and Director of DMH Corp., Delvoy, Inc., Delaware
                                     Management Company, Inc. and Delaware International Holdings Ltd.

                                     Chief Executive Officer and Trustee of Delaware Management Business Trust

                                     Director of Delaware Service Company, Inc., Delaware Capital Management, Inc.,
                                     Retirement Financial Services, Inc. and Delaware Distributors, Inc.

                                     Chairman and Director of Delaware International Advisers Ltd.

                                     Chief Executive Officer of Delaware General Management, Inc.

                                     Before joining Delaware Investments in 2000, Mr. Haldeman was President, Chief
                                     Operating Officer and Director at United Asset Management from March 1998 to
                                     January 2000. Prior to that, Mr. Haldeman was Director and Partner for Cooke and
                                     Bieler, Inc. from June 1974 to March 1998.

------------------------------------ --------------------------------------------------------------------------------------

----------------------
* Trustee affiliated with the Trust's investment manager and considered an "interested person" as defined in the 1940 Act.
--------------------------------------------------------------------------------

------------------------------------ --------------------------------------------------------------------------------------
Trustee and Officer                  Business Experience
------------------------------------ --------------------------------------------------------------------------------------
*David K. Downes (61)                President, Chief Executive Officer, Chief Financial Officer and Trustee/Director of
                                     the Trust and each of the other 32 investment companies in the Delaware Investments family

                                     President and Director of Delaware Management Company, Inc.

                                     President of Delaware Management Company (a series of Delaware Management Business
                                     Trust)

                                     President, Chief Executive Officer and Director of Delaware Capital Management,
                                     Inc.

                                     Chairman, President, Chief Executive Officer and Director of Delaware Service
                                     Company, Inc., Delaware Management Trust Company and Retirement Financial Services,
                                     Inc.

                                     President, Chief Operating Officer, Chief Financial Officer and Director of
                                     Delaware International Holdings Ltd.

                                     President, Chief Operating Officer and Director of Delaware General Management, Inc.

                                     President and Chief Operating Officer of Delaware Lincoln Cash Management (a series of Delaware Management Business Trust)

                                     Executive Vice President, Chief Operating Officer and Chief Financial Officer of
                                     Delaware Management Holdings, Inc., Founders CBO Corporation, Delaware
                                     Distributors, L.P., Delaware Investment Advisers (a series of Delaware Management
                                     Business Trust), Delaware Lincoln Investment Adviser (a series of Delaware
                                     Management Business Trust) and Vantage Investment Advisers (a series of Delaware
                                     Management Business Trust)

                                     Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                     Trustee of Delaware Management Business Trust

                                     Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                     Director of DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc.,
                                     Delvoy, Inc and Lincoln National Investment Companies, Inc.

                                     Director of Delaware International Advisers Ltd.

                                     During the past five years, Mr. Downes has served in various executive capacities at different times within Delaware Investments.

------------------------------------ --------------------------------------------------------------------------------------

----------------------
* Trustee affiliated with the Trust's investment manager and considered an "interested person" as defined in the 1940 Act.
--------------------------------------------------------------------------------

------------------------------------ -------------------------------------------------------------------------------------
Trustee                              Business Experience
------------------------------------ -------------------------------------------------------------------------------------
Walter P. Babich (73)                Trustee/Director the Trust and each of the other 32 investment companies in the
                                     Delaware Investments family

                                     460 North Gulph Road, King of Prussia, PA 19406

                                     Board Chairman, Citadel Constructors, Inc.

                                     From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to
                                     1991, he was a partner of I&L Investors.

------------------------------------ -------------------------------------------------------------------------------------
John H. Durham (63)                  Trustee/Director of the Trust and each of the other 32 investment companies in the
                                     Delaware Investments family

                                     P.O. Box 819, Gwynedd Valley, PA 19437

                                     Private Investor.

                                     Mr. Durham served as Chairman of the Board of each fund in the Delaware Investments family from 1986 to 1991; President of each fund from 1977 to 1990; and Chief
                                     Executive Officer of each fund from 1984 to 1990.  Prior to 1992, with respect to
                                     Delaware Management Holdings, Inc., Delaware Management Company, Delaware
                                     Distributors, Inc. and Delaware Service Company, Inc., Mr. Durham served as a director and in various executive capacities at different times. He was also a
                                     Partner of Complete Care Services from 1995 to 1999.

------------------------------------ -------------------------------------------------------------------------------------
John A. Fry (40)                     Trustee/Director of the Trust and each of the other 24 investment companies in the
                                     Delaware Investments family

                                     3451 Walnut Street, 721 Franklin Building, Philadelphia, PA 19104

                                     Executive Vice President, University of Pennsylvania

                                     From 1991 to 1995, Mr. Fry was Partner-in-Charge, National Higher Education
                                     Consulting of Coopers & Lybrand and from 1984-1991, Mr. Fry held Consultant and
                                     Manager positions with KPMG Peat Marwick, ending with Senior Manager from 1989 to
                                     1991.

------------------------------------ -------------------------------------------------------------------------------------
Anthony D. Knerr (62)                Trustee/Director of the Trust and each of the other 32 investment companies in the
                                     Delaware Investments family

                                     500 Fifth Avenue, New York, NY  10110

                                     Founder and Managing Director, Anthony Knerr & Associates

                                     From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of
                                     Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc.,
                                     New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

------------------------------------ -------------------------------------------------------------------------------------
Ann R. Leven (60)                    Trustee/Director of the Trust and each of the other 32 investment companies in the
                                     Delaware Investments family

                                     785 Park Avenue, New York, NY  10021

                                     Retired Treasurer, National Gallery of Art

                                     From 1994 to 1999, Ms. Leven was the Treasurer of the National Gallery of Art and
                                     from 1990 to 1994, Ms. Leven was Deputy Treasurer of the National Gallery of Art. In
                                     addition, from 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the
                                     Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct
                                     Professor of Columbia Business School.

------------------------------------ -------------------------------------------------------------------------------------

------------------------------------ --------------------------------------------------------------------------------------
Director                             Business Experience
------------------------------------ --------------------------------------------------------------------------------------
Thomas F. Madison (65)               Trustee/Director of the Trust and each of the other 32 investment companies in the
                                     Delaware Investments family

                                     200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402

                                     President and Chief Executive Officer, MLM Partners, Inc.

                                     Mr. Madison has also been Chairman of the Board of Communications Holdings, Inc.
                                     since 1996.  From February to September 1994, Mr. Madison served as Vice
                                     Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and from
                                     1988 to 1993, he was President of U.S. WEST Communications--Markets.

------------------------------------ --------------------------------------------------------------------------------------
Janet L. Yeomans (52)                Trustee/Director of the Trust and each of the other 32 investment companies in the
                                     Delaware Investments family

                                     Building 220-13W-37, St. Paul, MN 55144

                                     Vice President and Treasurer, 3M Corporation.

                                     From 1987-1994, Ms. Yeomans was Director of Benefit Funds and Financial Markets for
                                     the 3M Corporation; Manager of Benefit Fund Investments for the 3M Corporation,
                                     1985-1987; Manager of Pension Funds for the 3M Corporation, 1983-1985;
                                     Consultant--Investment Technology Group of Chase Econometrics, 1982-1983; Consultant
                                     for Data Resources, 1980-1982; Programmer for the Federal Reserve Bank of Chicago,
                                     1970-1974.

------------------------------------ --------------------------------------------------------------------------------------

------------------------------------ -------------------------------------------------------------------------------------------
Officer                              Business Experience

------------------------------------ -------------------------------------------------------------------------------------------
William E. Dodge (51)                Executive Vice President and Chief Investment Officer, Equity of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management
                                     Holdings, Inc., Delaware Management Company (a series of Delaware Management Business
                                     Trust) and Lincoln National Investment Companies, Inc.

                                     Executive Vice President of Delaware Management Business Trust and Delaware Capital
                                     Management, Inc.

                                     President and Chief Investment Officer, Equity of Delaware Investment Advisers (a series of Delaware Management Business Trust)

                                     President of Vantage Investment Advisers (a series of Delaware Management Business Trust)

                                     Prior to joining Delaware Investments in 1999, Mr. Dodge was President, Director of
                                     Marketing, and Senior Portfolio Manager for Marvin & Palmer Associates.

------------------------------------ -------------------------------------------------------------------------------------------
Jude T. Driscoll (38)                Executive Vice President/Head of Fixed-Income of The Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Holdings,
                                     Inc., Delaware Management Company (a series of Delaware Management Business Trust),
                                     Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware
                                     Lincoln Investment Adviser (a series of Delaware Management Business Trust) and Lincoln
                                     National Investment Companies, Inc.

                                     Executive Vice President of Delaware Management Business Trust, Delaware Capital
                                     Management, Inc. and Delaware Lincoln Cash Management (a series of Delaware Management
                                     Business Trust)

                                     Before joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President,
                                     Director of Fixed Income Process at Conseco Capital Management from June 1998 to
                                     August 2000. Prior to that, he was Managing Director for NationsBanc Capital Markets
                                     from 1996 to 1998, Vice President of Goldman Sachs from 1991-1995 and Assistant Vice
                                     President of Conseco Capital Management from 1989 to 1990.

------------------------------------ -------------------------------------------------------------------------------------------

------------------------------------ -------------------------------------------------------------------------------------------
Officer                              Business Experience

------------------------------------ -------------------------------------------------------------------------------------------
Richard J. Flannery (43)             Executive Vice President and General Counsel of the Trust and each of the other 32 investment companies in the Delaware Investments family

                                     Executive Vice President, General Counsel and Chief Administrative Officer of
                                     Delaware Management Company (a series of Delaware Management Business Trust),
                                     Delaware Management Holdings, Inc., Delaware Investment Advisers (a series of
                                     Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of
                                     Delaware Management Business Trust), Delaware Lincoln Investment Adviser (a series of
                                     Delaware Management Business Trust), Lincoln National Investment Companies, Inc. and
                                     Vantage Investment Advisers (a series of Delaware Management Business Trust)

                                     Executive Vice President and General Counsel of Founders CBO Corporation

                                     Executive Vice President and General Counsel and Director of Delaware International
                                     Holdings Ltd. and Founders Holdings, Inc.

                                     Executive Vice President, General Counsel, Chief Administrative Officer and Trustee of
                                     Delaware Management Business Trust

                                     Executive Vice President, General Counsel, Chief Administrative Officer and Director of
                                     Delvoy, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Service Company,
                                     Inc., Delaware Capital Management, Inc., Retirement Financial Services, Inc., Delaware
                                     Management Trust Company and Delaware General Management, Inc.

                                     President, Chief Executive Officer and Director of Delaware Distributors, Inc.

                                     President and Chief Executive Officer of Delaware Distributors, L.P.

                                     Director of Delaware International Advisers Ltd.

                                     Director of HYPPCO Finance Company Ltd.

                                     During the past five years, Mr. Flannery has served in various executive capacities at different times within Delaware Investments.

------------------------------------ -------------------------------------------------------------------------------------------
Richelle S. Maestro (43)             Senior Vice President, Deputy General Counsel and Secretary of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management
                                     Company (a series of Delaware Management Business Trust), Delaware Management Holdings,
                                     Inc., DMH Corp., Delvoy, Inc., Delaware Management Company, Inc., Delaware Management
                                     Business Trust, Delaware Investment Advisers (a series of Delaware Management Business
                                     Trust), Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement
                                     Financial Services, Inc., Delaware Management Trust Company, Delaware General Management,
                                     Inc., Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware Lincoln
                                     Cash Management (a series of Delaware Management Business Trust), Delaware Lincoln
                                     Investment Adviser (a series of Delaware Management Business Trust), Lincoln National
                                     Investment Companies, Inc. and Vantage Investment Advisers (a series of Delaware
                                     Management Business Trust)

                                     Senior Vice President, General Counsel and Secretary of Delaware Distributors, L.P. and
                                     Delaware Distributors, Inc.

                                     Secretary of Founders CBO Corporation

                                     During the past five years, Ms. Maestro has served in various executive capacities at different times within Delaware Investments.

------------------------------------ -------------------------------------------------------------------------------------------

------------------------------------ -------------------------------------------------------------------------------------------
Officer                              Business Experience

------------------------------------ -------------------------------------------------------------------------------------------
Joseph H. Hastings (51)              Senior Vice President and Corporate Controller of the Trust and each of the other 32 investment companies in the Delaware Investments family and Delaware Investment Advisers
                                     (a series of Delaware Management Business Trust)

                                     Senior Vice President, Treasurer and Corporate Controller of Delaware Management
                                     Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Management Company
                                     (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware
                                     Distributors, Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc.,
                                     Delaware International Holdings Ltd., Delvoy, Inc., Founders Holdings, Inc., Delaware
                                     General Management, Inc., Delaware Management Business Trust, Delaware Lincoln Cash
                                     Management (a series of Delaware Management Business Trust), Delaware Lincoln Investment
                                     Adviser (a series of Delaware Management Business Trust), Lincoln National Investment
                                     Companies, Inc. and Vantage Investment Advisers (a series of Delaware Management Business
                                     Trust)

                                     Executive Vice President and Chief Financial Officer of Retirement Financial Services,
                                     Inc.

                                     Executive Vice President, Chief Financial Officer, Treasurer and Director of Delaware
                                     Management Trust Company

                                     Senior Vice President and Assistant Treasurer of Founders CBO Corporation

                                     During the past five years, Mr. Hastings has served in various executive capacities at different times within Delaware Investments.

------------------------------------ -------------------------------------------------------------------------------------------
Michael P. Bishof (38)               Senior Vice President and Treasurer of the Trust and each of the other 32 investment companies in the Delaware Investments family

                                     Senior Vice President/Investment Accounting of Delaware Service Company, Inc., Delaware
                                     Capital Management, Inc., Delaware Distributors, L.P., Delaware Management Company (a
                                     series of Delaware Management Business Trust), Founders Holdings, Inc., Delaware Lincoln
                                     Investment Adviser (a series of Delaware Management Business Trust) and Vantage
                                     Investment Advisers (a series of Delaware Management Business Trust)

                                     Senior Vice President/Investment Accounting and Treasurer of Delaware Investment Advisers
                                     (a series of Delaware Management Business Trust)

                                     Senior Vice President/Manager of Investment Accounting of Delaware International Holdings
                                     Ltd.

                                     Senior Vice President and Assistant Treasurer of Founders CBO Corporation

                                     Before joining Delaware Investments in 1995, Mr. Bishof was a Vice President for
                                     Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston
                                     Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

------------------------------------ -------------------------------------------------------------------------------------------
Patrick P. Coyne (38)                Senior Vice President/Senior Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Capital Management,
                                     Inc., Delaware Management Company (a series of Delaware Management Business Trust)
                                     and Delaware Investment Advisers (a series of Delaware Management Business Trust).

                                     During the past five years, Mr. Coyne has served in various capacities at different times within the Delaware organization.

------------------------------------ -------------------------------------------------------------------------------------------

------------------------------------ -------------------------------------------------------------------------------------------
Officer                              Business Experience

------------------------------------ -------------------------------------------------------------------------------------------
Mitchell L. Conery (42)              Vice President/Senior Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Company
                                     (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a
                                     series of Delaware Management Business Trust)

                                     Before joining the Delaware Investments in 1997, Mr. Conery was an investment officer with Travelers Insurance from 1995 through 1996 and a research analyst with CS First
                                     Boston from 1992 to 1995.

------------------------------------ -------------------------------------------------------------------------------------------

         The following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation received from the Trust and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a trustee or director for the fiscal year ended February 28, 2001 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Trustees/ Directors as of February 28, 2001. Only the independent trustees of the Trust receive compensation from the Trust.

------------------------------- ----------------------- ---------------------- ----------------------- -----------------------
                                                                                                         Total Compensation
                                                          Pension Retirement                                from Delaware
                                      Aggregate          Benefits Accrued as      Estimated Annual           Investments
                                Compensation from the       Part of Trust          Benefits Upon             Investment
Name                                    Trust                 Expenses             Retirement(1)            Companies(2)
------------------------------- ----------------------- ---------------------- ----------------------- -----------------------
Walter B. Babich                          $2,947               None                     $50,000                 $83,149
------------------------------- ----------------------- ---------------------- ----------------------- -----------------------
John H. Durham                              $275               None                     $50,000                  $7,312
------------------------------- ----------------------- ---------------------- ----------------------- -----------------------
John A. Fry                                 $275               None                     $39,892                  $5,716
------------------------------- ----------------------- ---------------------- ----------------------- -----------------------
Anthony D. Knerr                            $294               None                     $50,000                  $7,770
------------------------------- ----------------------- ---------------------- ----------------------- -----------------------
Ann R. Leven                                $303               None                     $50,000                  $7,978
------------------------------- ----------------------- ---------------------- ----------------------- -----------------------
Thomas F. Madison                           $189               None                     $50,000                  $7,728
------------------------------- ----------------------- ---------------------- ----------------------- -----------------------
Janet L. Yeomans                            $172               None                     $50,000                  $7,312
------------------------------- ----------------------- ---------------------- ----------------------- -----------------------

(1) Under the terms of the Delaware Group Retirement Plan for Trustees/Directors, each disinterested trustee/director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a trustee or director for a period equal to the lesser of the number of years that such person served as a trustee or director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible trustee/director retired as of February 28, 2001 he or she would be entitled to annual payments totaling the amount noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as trustee or director, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent Trustee/Director (other than John A Fry) receives a total annual retainer fee of $50,000 for serving as a trustee/director for all 33 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. John A. Fry currently receives a total annual retainer fee of $39,892 for serving as a Trustee/Director for 24 investment companies in Delaware Investments, plus $2,383 for each Board Meeting attended. Members of the audit committee receive additional compensation of $5,000 plus $1,000 for each meeting in excess of five in any calendar year from all investment companies, in the aggregate, with the exception of the chairperson who receives $8,000 plus $1,000 for each meeting in excess of five in any calendar year. Members of the nominating committee will receive additional compensation of $1,000 from all investment companies, in the aggregate, for each committee meeting. In addition, the chairperson of the nominating committee receives an annual retainer of $500. The Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $8,000 from all investment companies.


GENERAL INFORMATION

         The Trust is an open-end management investment company. The Fund's portfolio of assets is nondiversified as defined by the 1940 Act. The Trust was organized as a Pennsylvania business trust on November 23, 1976 and reorganized as a Delaware business trust on April 29, 2000.

         The Manager is the investment manager of the Fund. The Manager also provides investment management services to certain of the other funds in the Delaware Investments family. An affiliate of the Manager also manages private investment accounts. While investment decisions of the Fund is made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund.

         The Manager and its affiliate Delaware International Advisers Ltd., manage the investment options for Delaware-Lincoln ChoicePlus and Delaware Medallion(SM) III Variable Annuities. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. ChoicePlus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through ChoicePlus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity. The Manager or Delaware International Advisers Ltd. also manages many of the investment options for the Delaware-Lincoln ChoicePlus Variable Annuity. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. Choice Plus offers a variety of different investment styles managed by ten leading money managers. See Delaware Group Premium Fund in Appendix C.

         The Delaware Investments Family of Funds, the Manager, the Distributor and the Financial intermediary distributor, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics for the Delaware Investments Family of Funds, the Manager, the Distributor and the Financial intermediary distributor are on public file with, and are available from, the SEC.

         The Distributor acts as national distributor for the Fund and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from the Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

         -----------------------------------------------------------------------------------------------------
                                   Delaware Tax-Free New Jersey Fund Class A Shares
         -----------------------------------------------------------------------------------------------------
                                            Total Amount               Amounts                  Net
                                           of Underwriting            Reallowed              Commission
              Fiscal Year Ended              Commissions             to Dealers             to DDLP/DDI
         ----------------------------- ------------------------ ---------------------- -----------------------
                   2/28/01                     $4,970                  $4,252                   $718
         ----------------------------- ------------------------ ---------------------- -----------------------
                   2/29/00                     $2,408                  $2,100                   $308
         ----------------------------- ------------------------ ---------------------- -----------------------
                   2/28/99                     $16,524                 $14,793                  $131
         ----------------------------- ------------------------ ---------------------- -----------------------

         The Distributor and, in its capacity as such, DDI received in the aggregate Limited CDSC payments with respect to Class A Shares of the Fund as follows:

         ----------------------------- ----------------------
                                         Delaware Tax-Free
                                          New Jersey Fund
              Fiscal Year Ended           Class A Shares
         ----------------------------- ----------------------
                   2/28/01                     none
         ----------------------------- ----------------------
                   2/29/00                     none
         ----------------------------- ----------------------
                   2/28/99                     none
         ----------------------------- ----------------------

         The Distributor and, in its capacity as such, DDI received in the aggregate CDSC payments with respect to Class B Shares of the Fund as follows:

         ----------------------------- ----------------------
                                         Delaware Tax-Free
                                          New Jersey Fund
              Fiscal Year Ended           Class B Shares
         ----------------------------- ----------------------
                   2/28/01                 $13,316
         ----------------------------- ----------------------
                   2/29/00                 $14,092
         ----------------------------- ----------------------
                   2/28/99                  $4,551
         ----------------------------- ----------------------

         The Distributor received CDSC payments with respect to Class C Shares of the Fund as follows:

         ----------------------------- ----------------------
                                         Delaware Tax-Free
                                          New Jersey Fund
              Fiscal Year Ended           Class C Shares
          ----------------------------- ----------------------
                   2/28/01                   $121
         ----------------------------- ----------------------
                   2/29/00                   $140
         ----------------------------- ----------------------
                   2/28/99                   none
         ----------------------------- ----------------------

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account charge of $11.00 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the unaffiliated trustees. The Transfer Agent also provides accounting services to the Fund. Those services include performing all functions related to calculating the Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Funds, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Trust's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause the Trust to delete the words "Delaware Group" from the Trust's name.

         The Chase Manhattan Bank ("Chase"), 4 Chase Metrotech Center, Brooklyn, NY 11245 is custodian of the Fund's securities and cash. As custodian for the Fund, Chase maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

Capitalization
         The Trust currently offers one series of shares, Delaware Tax-Free New Jersey Fund. The Fund currently offers three classes of shares and has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. All shares have equal voting rights, except as noted below, no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable.

         Class A Shares, Class B Shares and Class C Shares represent a proportionate interest in the assets of the Fund and have the same voting and other rights and preferences, as the other classes of the Fund. As a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares of the Fund may vote on any proposal to increase materially the fees to be paid by the Fund under the Plan relating to Class A Shares. General expenses of the Fund will be allocated on a pro-rata basis to the Classes according to asset size, except that expenses of the Rule 12b-1 Plans of Class A Shares, Class B Shares and Class C Shares will be allocated solely to those classes.

         Prior to September 2, 1997, Delaware Group State Tax-Free Income Trust was known as DMC Tax-Free Income Trust - Pennsylvania. From May 18, 1992 to August 29, 1997, DMC Tax-Free Income Trust-Pennsylvania was known as and did business as Tax-Free Pennsylvania Fund. Prior to May 2, 1994, Tax-Free Pennsylvania Fund A Class was known as Tax-Free Pennsylvania Fund.

Noncumulative Voting
         The Trust's shares have noncumulative voting rights which means that the holders of more than 50% of the shares of the Trust voting for the election of directors can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.


FINANCIAL STATEMENTS


         Ernst & Young LLP serves as the independent auditors for Delaware Group State Tax-Free Income Trust and, in its capacity as such, audits the annual financial statements of the Fund. The Fund's Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended February 28, 2001, are included in the Fund's Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the report of Ernst & Young LLP listed above are incorporated by reference from the Annual Report into this Part B.

APPENDIX A - INVESTING IN NEW JERSEY TAX-EXEMPT OBLIGATIONS

Investing in New Jersey Tax-Exempt Obligations
         The following information constitutes only a brief summary of some of the many complex factors that may affect issuers of New Jersey obligations. This information is derived from official statements published in connection with the issuance of bonds and notes of the State of New Jersey and from other publicly available information. It is believed to be accurate, although no independent verification has been made of any of the following information. The information is intended to provide a general recent historical description and is not intended to indicate future or continuing trends in the positions of the State of New Jersey or local governments.

         New Jersey is located at the center of the megalopolis which extends from Boston to Washington. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in the State.

         The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey has the Atlantic seashore on the east and lakes and mountains in the north and northwest, which provide recreation for residents as well as for out-of-state visitors. In 1976, voters approved casino gambling for Atlantic City, which has become an important State tourist attraction.

         New Jersey's population grew rapidly in the years following World War II, before slowing to an annual rate of 0.27 percent in the 1970s. Between 1980 and 1990, the annual growth rose to 0.51 percent and between 1990 and 1998, accelerated to .58 percent. While this rate of growth is less than that for the United States, it compares favorably with other Middle Atlantic States. New York has shown a 0.13 percent annual rate of increase since 1990 and Pennsylvania's population has increased 0.12 percent per year.

         The small increase in the State's total population during the past quarter century masks the redistribution of population within the State. There has been a significant shift from the northeastern industrial areas toward the four coastal counties (Cape May, Atlantic, Ocean and Monmouth) and toward the central New Jersey counties of Hunterdon, Somerset and Middlesex.

         During 1998 a continuation of the national business expansion, a strong business climate in New Jersey and positive developments in surrounding metropolitan areas were major sources of State economic growth. Average employment in 1998 increased by 76.5 thousand jobs compared to 1997. Job gains were spread across a number of industries with particularly strong growth in business services and in wholesale and retail trade.

         For the last decade, New Jerseys' job growth has been concentrated in five clusters of economic activity--high technology, health, financial, entertainment and logistics. One of every three of the State's workers are in these sectors, and as a whole these sectors accounted for a 19 percent increase in employment over the past decade compared to a four percent employment growth for the other State industries.

         Personal income in New Jersey, spurred by strong labor markets increased by 5.4 percent in 1998, a rate comparable to the national rate of increase. As a result , retail sales rose by an estimated 6.2 percent. Low inflation, now less than 2 percent, continues to benefit New Jersey consumers and businesses and low interest rates boost housing and consumer durable expenditures. Home building had its best year of the decade.

         Joblessness fell in terms of both its absolute level and its rate, and by the end of 1998, New Jersey's unemployment rate was at or below that of the nation.

         The outlook for 1999/2000 is for continued, although more moderate economic growth. Job gains in the State may be constrained at times by labor shortages in skilled technical areas, will be in the 50,000 range and personal income growth will slow to an average of 4.3%.

         Major caveats and uncertainties in the economic forecast for 1999/2000 have increased. The national conditions, in energy, agriculture and manufactured exports, particularly to Asian markets, are threats to the U.S. economy. However, these areas of economic activity are under-represented in New Jersey and hence the State has been able to avoid the immediate and direct effects of those problems.

         Other areas of concern include possible significant shifts in consumer and investor confidence, unstable and potentially deflationary international economic conditions, and the prospect of learner profits for U.S. corporations. In addition, the restructuring of major industries will continue spurred by the imperative of cost containment, globalization of competition, and deregulation. Thus, 1999/2000 contains more risk than the recent past, but the momentum and measures of the State's economic health are favorable.

         The New Jersey outlook is based largely on expected national economic performance and on recent State strategic policy actions aimed at infrastructure improvements, effective education and training of workforce, and maintaining a competitive business climate. Investments in each of these policy areas are seen as vital to maintaining the long-term health of the State's economy.

         The Director of the Division of Budget and Accounting in the New Jersey Department of the Treasury (the "Budget Director") prescribes and approves the accounting policies of the State and directs their implementation.

         The State prepares its financial statements on a "modified accrual" basis utilizing the fund method of accounting. The National Council on Governmental Accounting in its publication entitled Statement I. - Governmental Accounting and Financial Reporting Principles defines a fund as a fiscal and accounting entity with a self-balancing set of accounts recording cash and other financial resources together with all related liabilities and residual equities or balances, and changes therein, which are segregated for the purpose of carrying on specific activities or attaining certain objectives in accordance with special regulations, restrictions or limitations. The State's financial statements reflect financial reporting practices in accordance with that definition. Accordingly, the State prepares separate statements for the General Fund, Special Revenue Funds, Debt Service Funds, Capital Project Funds, Trust and Agency Funds, Component Units-Authorities Funds, College and University Funds, General Fixed Asset Account Group and its General Long-Term Debt Account Group, and its component units.

         The General Fund is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund. The Appropriations Act provides the basic framework for the operation of the General Fund.

         Special Revenue Funds are used to account for resources legally restricted to expenditure for specified purposes. Special Revenue Funds include the Casino Control Fund, the Casino Revenue Fund, the Gubernatorial Elections Fund and the Property Tax Relief Fund. Other Special Revenue Funds have been created that are either reported ultimately in the General Fund or are created to hold revenues derived from private sources. Debt Service Funds are used to account for the accumulation of resources for, and the payment of, principal and redemption premium, if any, and interest on general obligation bonds. Capital Project Funds are used to account for financial resources to be used for the acquisition or construction of major State capital facilities. Trust and Agency Funds are used to account for assets held in a trust capacity or as an agent for individuals, private organizations, other governments and/or other funds. The General Fixed Asset Account Group accounts for the State's fixed assets acquired or constructed for general governmental purposes. The General Long-Term Debt Account Group accounts for the unmatured general long-term liabilities of the State.

         Pursuant to the State Constitution, no money may be drawn from the State Treasury except for appropriations made by law. In addition, all monies for the support of State government and all other State purposes, as far as can be ascertained or reasonably foreseen, must be provided for in one general appropriation law covering one and the same fiscal year. No general appropriation law or other law appropriating money for any State purpose shall be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.

         In addition to the Constitutional provisions, the New Jersey Statutes contain provisions concerning the budget and appropriation system. The Governor's budget message must embody the proposed complete financial program of the State government for the next ensuing fiscal year and must set forth in detail each source of anticipated revenue and the purposes of recommended expenditures for each spending agency. After a process of legislative committee review (including testimony from the State Treasury), the budget, in the form of an appropriations bill, must be approved by the Senate and Assembly and must be submitted to the Governor for review. Upon such submissions, the Governor may approve the bill, revise the estimate of anticipated revenues contained therein, delete or reduce appropriations items contained in the bill through the exercise of her line-item veto power, or veto the bill in its entirety. Like any gubernatorial veto, such action may be reversed by a two-thirds vote of each house of the State Legislature. In addition to anticipated revenues, the Appropriations Act also provides for the appropriation of non-budgeted revenue to the extent such revenue may be received and permits the corresponding increase of appropriation balances from which expenditures may be made.

         During the course of the fiscal year, the Government may take steps to reduce State expenditures if it appears that revenues have fallen below those originally anticipated. There are additional means by which the Governor may ensure that the State does not incur a deficit. Under the State Constitution, no supplemental appropriation may be enacted after adoption of an Appropriations Act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation.

         The State finances certain capital projects through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. Certain state tax revenues and certain other fees are pledged to meet the principal payments, interest payments and if provided, redemption premium payments, if any, required to fully pay the bonds. In addition to payments from bond proceeds, capital construction can also be funded by appropriation of current revenues on a pay-as-you-go basis. Other State related obligations include "moral obligation" financing. The authorizing legislation for certain State entities provides for specific budgetary procedures with respect to certain obligations issued by such entities. Pursuant to such legislation, a designated official is required to certify any deficiency in a debt service reserved fund maintained to meet payments of principal of and interest on the obligations, and a State appropriation in the amount of the deficiency is to be made. However, the State legislator is not legally bound to make such an appropriation. In addition, the New Jersey Sports and Exposition Authority has issued State guaranty bonds (of which $99,510,000 were outstanding as of June 30, 1999). Further, the State has entered into a number of leases and contracts with several governmental authorities to secure the financing of various State projects. Legislation also provides for the issuance by municipalities and school districts of "qualified bonds." These bonds are not direct, guaranteed or moral obligations of the State, and debt service of such bonds will be paid by the State only to extent that the State aid or the State school aid has been appropriated by the State legislature.

         For the fiscal 1999 year, the undesignated General Fund Balance was $228.2 million (the undesignated balances for fiscal years 1997 and 1998 was $442.0 million and $280.05 million, respectively). The undesignated balance for fiscal 2001 is estimated to be $206.2 million.

         At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.

         The State routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New

Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.

         In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

         At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). An independent study estimated an aggregate potential exposure of $87,880,000 for tort and medical malpractice claims pending as of December 31, 1998. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.

APPENDIX B--DESCRIPTION OF RATINGS

         The following paragraphs contain excerpts from Moody's and S&P's rating descriptions. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high yield securities.

General Rating Information

MOODY'S INVESTORS SERVICE, INC.

BOND RATINGS

         -------------------- -------------------------------------------------------------------------------------------------
         Aaa:                 Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
         -------------------- -------------------------------------------------------------------------------------------------
         Aa:                  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements which make the long term risks appear somewhat larger than in Aaa securities.
         -------------------- -------------------------------------------------------------------------------------------------
         A:                   Bonds which are rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
         ----------------------------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------------------------
         Baa:                 Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
         -------------------- -------------------------------------------------------------------------------------------------
         Ba:                  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
                              Uncertainty of position characterizes bonds in this class.
         -------------------- -------------------------------------------------------------------------------------------------
         B:                   Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
         ----------------------------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------------------------
         Caa:                 Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.
         -------------------- -------------------------------------------------------------------------------------------------
         Ca:                  Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
         -------------------- -------------------------------------------------------------------------------------------------
         C:                   Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
         -------------------- -------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------------------------
         SHORT-TERM DEBT RATINGS
                  Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior obligations which have an original maturity not exceeding one year
         ----------------------------------------------------------------------------------------------------------------------
         -------------------- -------------------------------------------------------------------------------------------------
         P-1:                 Issuers rated "PRIME-1" or "P-1" (or supporting institutions) have superior ability for repayment of senior short-term debt obligations.
         -------------------- -------------------------------------------------------------------------------------------------
         P-2:                 Issuers rated "PRIME-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
         -------------------- -------------------------------------------------------------------------------------------------
         P-3:                 Issuers rated "PRIME-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.
         ----------------------------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------------------------
         MUNICIPAL NOTE RATINGS
                  Issuers or the features associated with Moody's MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.
         ----------------------------------------------------------------------------------------------------------------------
         MIG 1/VMIG 1:          This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.
         ---------------------- -----------------------------------------------------------------------------------------------
         MIG 2/VMIG 2:          This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.
         ---------------------- -----------------------------------------------------------------------------------------------
         MIG 3/VMIG 3:          This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
         ---------------------- -----------------------------------------------------------------------------------------------
         MIG 4/VMIG 4:          This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.
         ----------------------------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------------------------
         STANDARD & POOR'S

         BOND RATINGS
         ----------------------------------------------------------------------------------------------------------------------
         AAA:                   Highest grade obligations; extremely strong capacity to pay principal and interest.
         ---------------------- -----------------------------------------------------------------------------------------------
         AA:                    Also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; very strong capacity to pay principal and interest.
         ---------------------- -----------------------------------------------------------------------------------------------
         A:                     Strong ability to pay interest and repay principal; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions although more susceptible to changes in circumstances.
         ---------------------- -----------------------------------------------------------------------------------------------
         BBB:                   Regarded as having an adequate capacity to pay interest and repay principal; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to weakened capacity to pay principal and interest than for higher-rated bonds.
         ---------------------- -----------------------------------------------------------------------------------------------
         BB, B,                 Regarded, on balance, as having significant speculative characteristics. BB indicates the
         CCC, CC                least degree of speculation and C the highest degree of speculation. While such debt will
         and C                  likely and some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
         ---------------------- -----------------------------------------------------------------------------------------------
         D:                     In default.
         ---------------------- -----------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------------------------
         FITCH IBCA, INC.
         ---------------------- -----------------------------------------------------------------------------------------------
         AAA                    Highest quality; obligor has exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
         ---------------------- -----------------------------------------------------------------------------------------------
         AA                     Very high quality; obligor's ability to pay interest and repay principal is very strong.
                                Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
         ---------------------- -----------------------------------------------------------------------------------------------
         A                      High quality; obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than higher-rated bonds.
         ---------------------- -----------------------------------------------------------------------------------------------
         BBB                    Satisfactory credit quality; obligor's ability to pay interest and repay principal is considered adequate. Unfavorable changes in economic conditions and circumstances are more likely to adversely affect these bonds and impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for higher-rated bonds.
         ---------------------- -----------------------------------------------------------------------------------------------
         BB,                    Not investment grade; predominantly speculative with respect to the issuer's capacity to repay
         CCC,                   interest and repay principal in accordance with the terms of the obligation for bond issues not
         CC, C                  in default. BB is the least speculative.  C is the most speculative.
         ----------------------------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------------------------
         COMMERCIAL PAPER RATINGS
                  S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days.
         ----------------------------------------------------------------------------------------------------------------------
         A-1:                   The A-1 designation indicates that the degree of safety regarding timely payment is strong. A plus (+) designation is applied only to those issues rated A-1 which possess extremely strong characteristics.
         ---------------------- -----------------------------------------------------------------------------------------------
         A-2:                   Capacity for timely payment on issues with the designation A-2 is satisfactory, however, the relative degree of safely is not as high as for issues designated A-1.
         ---------------------- -----------------------------------------------------------------------------------------------
         A-3:                   Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
         ----------------------------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------------------------
         MUNICIPAL NOTE RATINGS
                           An S&P municipal note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

                  Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

                  Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).
         ----------------------------------------------------------------------------------------------------------------------
         SP-1:                  Strong capacity to pay principal and interest.  Those issues determined to possess very strong safety characteristics will be given a plus (+) designation.
         ---------------------- -----------------------------------------------------------------------------------------------
         SP-2:                  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
         ---------------------- -----------------------------------------------------------------------------------------------
         SP-3:                  Speculative capacity to pay principal and interest.
         ---------------------- -----------------------------------------------------------------------------------------------

APPENDIX C--INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE INVESTMENTS
FAMILY

        Following is a summary of the investment objectives of the funds in the Delaware Investments family:

Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. As a balanced fund, the fund invests at least 25% of its assets in fixed-income securities and the remaining in equity securities. Delaware Devon Fund seeks total return. It will invest primarily in common stocks. It will focus on common stocks that the manager believes to have potential for above-average earnings per share growth over time.

        Delaware Trend Fund seeks capital appreciation by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential. Delaware Technology and Innovation Fund seeks to provide long-term capital growth by investing primarily in stocks the investment adviser believes will benefit from technological advances and improvements. Delaware American Services Fund seeks to provide long-term capital growth. It invests primarily in stocks of U.S. companies in the financial services, business services and consumer services sectors.

        Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

        Delaware Growth Opportunities Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

        Delaware Decatur Equity Income Fund seeks high current income and capital appreciation. It invests primarily in dividend-paying stocks of large, well-established companies. Delaware Growth and Income Fund seeks capital appreciation with current income as a secondary objective. It invests primarily in common stocks of large, well-established companies. Delaware Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Delaware Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

        Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds

        Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

        Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

        Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

        REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

        Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

        Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

        Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital. Delaware Tax-Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital.

        Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Foundation Funds Delaware Income Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Foundation Funds Delaware Balanced Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Foundation Funds Delaware Growth Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds. Delaware S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes large U.S. companies.

        Delaware International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Delaware Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Delaware Global Equity Fund seeks to achieve long-term total return by investing in global securities that provide the potential for capital appreciation and income. Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

        Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. Delaware Overseas Equity Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. Delaware New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

        Delaware Group Premium Fund offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Balanced Series seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Cash Reserve Series is a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Convertible Securities Series--seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Devon Series seeks total return. The Series will seek to achieve its objective by investing primarily in common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average earnings per share growth over time. Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. Growth and Income Series seeks capital appreciation with current income as a secondary objective. It invests primarily in common stocks of large, well-established companies. Growth Opportunities Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. High Yield Series seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. Select Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Social Awareness Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. Strategic Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Technology and Innovation Series seeks to provide long-term capital growth. The Series invest primarily in stocks that the manager believes will benefit from technological advances and improvements. Trend Series seeks long-term capital appreciation by investing primarily in small cap common stocks and convertible securities of emerging and other growth-oriented companies. U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry.

        Delaware U.S. Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

        Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

        Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

        Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the

Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas intangible personal property tax, consistent with the preservation of capital. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.

        Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High-Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High-Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital. Delaware Tax-Free Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital. Delaware Montana Municipal Bond Fund seeks as high a level of current income exempt from federal income tax and from the Montana personal income tax, as is consistent with preservation of capital.

        Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

        Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Delaware Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Delaware Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

        Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.

        For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

        Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus

Delaware Investments includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Fund Classes should contact their financial adviser or call Delaware Investments at 800-523-1918.

DELAWARE GROUP STATE-TAX FREE INCOME TRUST

DELAWARE TAX-FREE PENNSYLVANIA FUND
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

INVESTMENT MANAGER
Delaware Management Company
One Commerce Square
Philadelphia, PA  19103

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
One Commerce Square
Philadelphia, PA 19103

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
One Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA 19103

INDEPENDENT AUDITORS
Ernst & Young LLP
Two Commerce Square
Philadelphia, PA 19103

CUSTODIAN
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

PART B

STATEMENT OF
ADDITIONAL INFORMATION



April 30, 2001


DELAWARE(SM)
INVESTMENTS
------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 30, 2001

                   DELAWARE GROUP STATE TAX-FREE INCOME TRUST
                       DELAWARE TAX-FREE PENNSYLVANIA FUND

                               One Commerce Square
                             Philadelphia, PA 19103

       For Prospectus, Performance and Information on Existing Accounts of Class A Shares, Class B Shares and Class C Shares: Nationwide 800-523-1918

         Dealer Services: (BROKER/DEALERS ONLY) Nationwide 800-362-7500

         Delaware Group State Tax-Free Income Trust (the "Trust") is a professionally-managed mutual fund of the series type which currently offers one series of shares: Delaware Tax-Free Pennsylvania Fund (the "Fund").

         The Fund offers three retail classes: Class A Shares, Class B Shares and Class C Shares (individually, a "Class" and collectively, the "Fund Classes").

         This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectus for the Fund Classes dated April 30, 2001, as it may be amended from time to time. Part B should be read in conjunction with the Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A prospectus relating to the Fund Classes may be obtained by writing or calling your investment dealer or by contacting the Fund's national distributor, Delaware Distributors, L.P. (the "Distributor"), at the above address or by calling the above phone numbers. The Fund's financial statements, the notes relating thereto, the financial highlights and the report of independent auditors are incorporated by reference from the Annual Report into this Part B. The Annual Report will accompany any request for Part B. The Annual Report can be obtained, without charge, by calling 800-523-1918.

----------------------------------------------------------------------------------------------------------------------------
TABLE OF CONTENTS                                      Page                                                            Page
----------------------------------------------------------------------------------------------------------------------------
Cover Page                                                   Taxes
----------------------------------------------------------------------------------------------------------------------------
Investment Objectives and Policies                           Investment Management Agreement
----------------------------------------------------------------------------------------------------------------------------
Performance Information                                      Officers and Trustees
----------------------------------------------------------------------------------------------------------------------------
Trading Practices and Brokerage                              General Information
----------------------------------------------------------------------------------------------------------------------------
Purchasing Shares                                            Financial Statements
----------------------------------------------------------------------------------------------------------------------------
Investment Plans                                             Appendix A--Investing in Pennsylvania Tax-Exempt
                                                             Obligations
----------------------------------------------------------------------------------------------------------------------------
Determining Offering Price and Net Asset Value               Appendix B--Description of Ratings
----------------------------------------------------------------------------------------------------------------------------
Redemption and Exchange                                      Appendix C--Investment Objectives of the Funds in the
                                                             Delaware Investments Family
----------------------------------------------------------------------------------------------------------------------------
Dividends and Distributions
----------------------------------------------------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES

         Delaware Tax-Free Pennsylvania Fund--The investment objective of the Fund is to seek as high a level of current interest income exempt from federal income tax and certain Pennsylvania state and local taxes as is available from municipal bonds and as is consistent with preservation of capital. There is no assurance that this objective can be achieved.

         The Fund seeks to achieve its investment objective by investing its assets in a nondiversified portfolio of debt obligations issued by or on behalf of the Commonwealth of Pennsylvania and its political subdivisions, agencies, authorities and instrumentalities, certain interstate agencies, Puerto Rico, the Virgin Islands and certain other territories and qualified obligations of the United States that pay interest income which, in the opinion of counsel, is exempt from federal income taxes and from certain Pennsylvania state and local taxes. However, the Fund may invest not more than 20% of its assets in debt obligations issued by other states.

         The Fund intends to invest at least 80% of its net assets in Pennsylvania tax-exempt debt obligations which are rated by Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch IBCA, Inc. (formerly Fitch Investor Service, Inc.) ("Fitch") at the time of purchase as being within their top four grades, or which are unrated but considered by Delaware Management Company (the "Manager") to be comparable in quality to the top four grades. The fourth grade is considered medium grade and may have speculative characteristics. The Fund may also invest up to 20% of its net assets in securities with grades lower than the top four grades of S&P, Moody's or Fitch, and in comparable unrated securities. These securities are speculative and may involve greater risk and have higher yields.

         See Appendix B - Description of Ratings for a description of S&P, Moody's and Fitch ratings.

         The principal risk to which a Fund is subject is price fluctuation due to changes in interest rates caused by government policies and economic factors which are beyond the control of the investment manager. In addition, although some municipal bonds are government obligations backed by the issuer's full faith and credit, others are only secured by a specific revenue source and not by the general taxing power. The Fund will invest in both types.

         The Fund may invest more than 25% of its assets in municipal obligations relating to similar types of projects or with other similar economic, business or political characteristics (such as bonds of housing finance agencies or health care facilities). In addition, the Fund may invest more than 25% of its assets in industrial development bonds or pollution control bonds which may be backed only by the assets and revenues of a nongovernmental user.

         The Fund will invest its assets in securities of varying maturities, without limitation, depending on market conditions. Typically, the remaining maturity of municipal bonds will range between five and 30 years. From time to time, the Fund may also invest in short-term, tax-free instruments such as tax-exempt commercial paper and general obligation, revenue and project notes.

         Under abnormal conditions, the Fund may invest in taxable instruments for temporary defensive purposes. These would include obligations of the U.S. government, its agencies and instrumentalities.

         The Fund will invest in securities for income earnings rather than trading for profit. The Fund will not vary portfolio investments, except to:

         1. eliminate unsafe investments and investments not consistent with the preservation of the capital or the tax status of the investments of the Fund;

         2. honor redemption orders, meet anticipated redemption requirements, and negate gains from discount purchases;

         3. reinvest the earnings from securities in like securities; or

         4. defray normal administrative expenses.

Diversification

         The Fund is registered as a nondiversified investment company. The Fund has the ability to invest as much as 50% of its assets in as few as two issuers provided that no single issuer accounts for more than 25% of the portfolio. The remaining 50% must be diversified so that no more than 5% is invested in the securities of a single issuer. Because the Fund may invest its assets in fewer issuers, the value of Fund shares may fluctuate more rapidly than if the Fund were fully diversified. In the event the Fund invests more than 5% of its assets in a single issuer, it would be affected more than a fully-diversified fund if that issuer encounters difficulties in satisfying its financial obligations. The Fund may invest without limitation in U.S. government and government agency securities backed by the U.S. government or its agencies or instrumentalities.

Investment Restrictions

         Fundamental Restrictions - The Trust has adopted the following restrictions for the Fund which cannot be changed without approval by the holders of a "majority" of the respective Fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

The Fund shall not:

         1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 (the "1940 Act"), any rule or other thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or in certificates of deposit.

         2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

         3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

         4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         6. Make loans, provided that this restriction does not prevent thr Fund from purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

         Non-Fundamental Restrictions - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectus, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

         1. The Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

         2. No Fund may invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

         The following sets forth additional non-fundamental investment restrictions for the Fund.

         The Fund shall not:

         1. Purchase securities other than municipal bonds and taxable short-term investments as in this section.

         2. Borrow money in excess of 10% of the value of its assets and then only as a temporary measure for extraordinary purposes. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not issue senior securities as defined in the 1940 Act, except for notes to banks. Investment securities will not normally be purchased while there is an outstanding borrowing.

         3. Sell securities short.

         4. Write or purchase put or call options.

         5. Underwrite the securities of other issuers, except that the Fund may participate as part of a group in bidding for the purchase of municipal bonds directly from an issuer for its own portfolio in order to take advantage of the lower purchase price available to members of such a group; nor invest more than 10% of the value of the Fund's net assets in illiquid assets.

         6. Purchase or sell commodities or commodity contracts.

         7. Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal bonds secured by real estate or interests therein.

         8. Make loans to other persons except through the use of repurchase agreements or the purchase of commercial paper. For these purposes the purchase of a portion of debt securities which is part of an issue to the public shall not be considered the making of a loan. Not more than 10% of the Fund's total assets will be invested in repurchase agreements and other assets maturing in more than seven days.

         9. With respect to 50% of the value of the assets of the Fund, invest more than 5% of its assets in the securities of any one issuer or invest in more than 10% of the outstanding voting securities of any one issuer, except that U.S. government and government agency securities backed by the U.S. government or its agencies or instrumentalities may be purchased without limitation. For the purposes of this limitation, the Fund will regard the state and each political subdivision, agency or instrumentality of the state, and each multistate agency of which the state is a member as a separate issuer.

         10. Invest in companies for the purpose of exercising control.

         11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         12. Invest more than 25% of its total assets in any particular industry or industries, except that the Fund may invest more than 25% of the value of its total assets in municipal bonds, including industrial development and pollution control bonds, and in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Although not a fundamental investment restriction, the Fund currently does not invest its assets in real estate limited partnerships or oil, gas and other mineral leases.

         From time to time, more than 10% of the Fund's assets may be invested in municipal bonds insured as to payment of principal and interest by a single insurance company. The Fund believes such investments are consistent with the foregoing restrictions. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentages resulting from change in value of net assets will not result in a violation of the restrictions.

Special Considerations Relating to Pennsylvania Tax-Exempt Securities
         Delaware Tax-Free Pennsylvania Fund concentrates its investments in the Commonwealth of Pennsylvania. Therefore, there are risks associated with the Fund that would not be present if the Fund were diversified nationally. These risks include any new legislation that would adversely affect Pennsylvania tax-exempt obligations, regional or local economic conditions that could adversely affect these obligations, and differing levels of supply and demand for municipal bonds particular to the Commonwealth of Pennsylvania.

         Certain additional investment information about the Fund's policies is provided below.

Repurchase Agreements
         While the Fund is permitted to do so, it normally does not invest in repurchase agreements, except under some circumstances to invest cash balances.

         The funds in the Delaware Investments family have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow certain funds in the Delaware Investments family jointly to invest cash balances. Each Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

         A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. The Fund will limit its investments in repurchase agreements to those which the Manager, under the guidelines of the Board of Trustees, determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 102% of the repurchase price, including the portion representing the Fund's yield under such agreements which is monitored on a daily basis.

Municipal Bonds
         The term "municipal bonds" is generally understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general capital expenses and the obtaining of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposals. Such obligations are included within the term "municipal bonds" provided that the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer. In addition, the interest paid on industrial development bonds, the proceeds from which are used for the construction, equipment, repair or improvement of privately-operated industrial or commercial facilities, may be exempt from federal income tax, although current federal tax laws place substantial limitations on the size of such issues.

         The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications.

         The yields on municipal bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligations and rating of the issue. The imposition of the Fund's management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.

Private Purpose Bonds
         The Tax Reform Act of 1986 (the "Act") limits the amount of new "private purpose" bonds that each state can issue and subjects interest income from these bonds to the federal alternative minimum tax. "Private purpose" bonds are issues whose proceeds are used to finance certain nongovernment activities, and could include some types of industrial revenue bonds such as privately-owned sports and convention facilities. The Act also makes the tax-exempt status of certain bonds depend upon the issuer's compliance with specific requirements after the bonds are issued.

         The Fund intends to seek to achieve a high level of tax-exempt income. However, if the Fund invests in newly-issued private purpose bonds, a portion of Fund distributions would be subject to the federal alternative minimum tax applicable to certain shareholders.

Municipal Bond Insurance
         The practice has developed among municipal issuers of having their issues insured by various companies. In particular, the Municipal Bond Insurance Association ("MBIA") and its affiliate, Municipal Bond Investors Assurance Corporation ("MBIA Corp."), Financial Guaranty Insurance Company ("FGIC"), Financial Security Assurance ("FSA") and the AMBAC Indemnity Corporation ("AMBAC") are presently insuring a great many issues. It is expected that other insurance associations or companies will enter this field, and that a substantial portion of municipal bond issues available for investment by companies such as the Fund will be insured. Accordingly, from time to time a substantial portion of the Fund's assets may be invested in municipal bonds insured as to payment of principal and interest when due by a single insurance company. The Manager will review the creditworthiness of the issuer and its ability to meet its obligations to pay interest and repay principal and not the creditworthiness of the private insurer. However, since insured obligations are typically rated in the top grades by Moody's, S&P and Fitch, most insured obligations will qualify for investment under the Fund's ratings standards discussed above. If the issuer defaults on payment of interest or principal, the trustee and/or payment agent of the issuer will notify the insurer who will make payment to the bondholders. There is no assurance that any insurance company will meet its obligations. The Fund believes such investments are consistent with its fundamental investment policies and restrictions.

Municipal Leases
         The Fund may invest a portion of its assets in municipal lease obligations, primarily through certificates of participation ("COPs"). COPs function much like installment purchase agreements and are widely used by state and local governments to finance the purchase of property. The lease format is generally not subject to constitutional limitations on the issuance of state debt, and COPs enable a governmental issuer to increase government liabilities beyond constitutional debt limits. A principal distinguishing feature separating COPs from municipal debt is the lease, which contains a "nonappropriation" or "abatement" clause. This clause provides that, although the municipality will use its best efforts to make lease payments, it may terminate the lease without penalty if its appropriating body does not allocate the necessary funds. The Fund will invest only in COPs rated within the four highest rating categories of Moody's, S&P or Fitch, or in unrated COPs believed to be of comparable quality.

         The Fund follows certain guidelines to determine whether the COPs held in the Fund's portfolio constitute liquid investments. These guidelines set forth various factors to be reviewed by the Manager and which will be monitored by the Board. Such factors include (a) the credit quality of such securities and the extent to which they are rated; (b) the size of the municipal securities market for the Fund both in general and with respect to COPs; and (c) the extent to which the type of COPs held by the Fund trade on the same basis and with the same degree of dealer participation as other municipal bonds of comparable credit rating or quality.

Futures
         The Fund may invest in futures contracts and options on futures contracts to the extent that investments in these securities when combined with invest floaters and below investment grade securities (described below) do not exceed 20% of the Fund's total assets. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into an offsetting transaction. When the Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in an account at the Fund's Custodian Bank. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

         The Fund may also purchase and write options to buy or sell futures contracts. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option.

         The purpose of the purchase or sale of futures contracts for the Fund, which consists of a substantial number of municipal securities, is to protect the Fund against the adverse effects of fluctuations in interest rates without actually buying or selling such securities. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of municipal securities at higher prices.

         With respect to options on futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of municipal securities which the Fund intends to purchase.

         To the extent that the Fund purchases an option on a futures contract and fails to exercise the option prior to the exercise date, it will suffer a loss of the premium paid. Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

         In addition, when the Fund engages in futures transactions, to the extent required by the SEC, it will maintain with its Custodian Bank, assets in a segregated account to cover its obligations with respect to such contracts, which assets will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the margin payments made by the Fund with respect to such futures contracts.

         The Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in interest rates without actually buying or selling the securities. For example, if interest rates are expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and a Fund could then buy debt securities on the cash market.

         With respect to options on futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based, or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested, it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase.

         If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. The purchase of a put option on a futures contract is similar in some respects to the purchase of protective puts on portfolio securities. For example, the Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         To the extent that interest rates move in an unexpected direction, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize a loss. For example, if the Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may be required to sell securities at a time when it may be disadvantageous to do so.

         Further, with respect to options on futures contracts, the Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

Variable or Floating Rate Demand Notes
         The Fund may also invest in variable and floating rate demand obligations (longer-term instruments with an interest rate that fluctuates and a demand feature that allows the holder to sell the instruments back to the issuer from time to time) but generally does not intend to invest more than 5% of its net assets in these instruments. The Manager will attempt to adjust the maturity structure of the portfolio to provide a high level of tax-exempt income consistent with preservation of capital.

         Variable or floating rate demand notes ("VRDNs") are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The interest rates are adjustable at intervals ranging from daily to up to six months to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are typically based upon the price rate of a bank or some other appropriate interest rate adjustment index. The Manager will decide which variable or floating rate demand instruments the Fund will purchase in accordance with procedures prescribed by the Board of Trustees to minimize credit risks. Any VRDN must be of high quality as determined by the Manager and subject to review by the Board, with respect to both its long-term and short-term aspects, except where credit support for the instrument is provided even in the event of default on the underlying security, the Fund may rely only on the high quality character of the short-term aspect of the demand instrument, i.e., the demand feature. A VRDN which is unrated must have high quality characteristics similar to those rated in accordance with policies and guidelines determined by the Board. If the quality of any VRDN falls below the quality level required by the Board and any applicable rules adopted by the SEC, a Fund must dispose of the instrument within a reasonable period of time by exercising the demand feature or by selling the VRDN in the secondary market, whichever is believed by the Manager to be in the best interests of the Fund and its shareholders.

Inverse Floaters
         The Fund may invest in inverse floaters subject to certain limitations. Inverse floaters are instruments with floating or variable interest rates that move in the opposite direction, usually at an accelerated speed, to short-term interest rates or interest rate indices. Consequently, the market values of inverse floaters will generally be more volatile than other tax-exempt investments and may increase the volatility of the value of shares of the Fund.

When-Issued Securities
         The Fund may invest in "when-issued securities" for which the Fund will designate enough cash or securities to cover its obligations, and which the Fund will value the designated assets daily. When-issued securities involve commitments to purchase new issues of securities which are offered on a when-issued basis which usually involve delivery and payment up to 45 days after the date of transaction. During this period between the date of commitment and the date of delivery, the Fund does not accrue interest on the investment, but the market value of the bonds could fluctuate. This would result in the Fund having unrealized appreciation or depreciation which would affect the net asset value of its shares.

High Yield, High Risk Securities
         The Fund may invest up to 20% of its net assets in high yield, high risk fixed-income securities. These securities are rated lower than BBB by S&P,

Baa by Moody's and/or rated similarly by another rating agency, or, if unrated, are considered by the Manager to be of equivalent quality. The Fund will not invest in securities which are rated lower than B by S&P, B by Moody's or similarly by another rating agency, or, if unrated, are considered by the Manager to be of a quality that is lower than such ratings. See Appendix B - Description of Ratings for more rating information. Fixed-income securities of this type are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk. If a security held by the Fund falls below such ratings, the Manager may commence the orderly sale of such security or continue to hold the security pending a workout or refinancing of the security, if it determined by the Manager that holding the security will create greater value for the Fund.

         Medium and low-grade bonds held by the Fund may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also these bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) issuers, which are generally less able than more financially stable issuers to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

         The economy and interest rates may affect these high yield, high risk securities differently than other securities. Prices have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, however, affect the Fund's net asset value per share.

Restricted Securities

         The Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act. Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Fund. The Fund may invest no more than 10% of the value of its net assets in illiquid securities.

         Investing in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. While maintaining oversight, the Board of Trustees has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund's percentage limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

         If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund's holdings of illiquid securities exceed its percentage limitation on investments in such securities, the Manager will determine what action to take to ensure that the Fund continues to adhere to such limitation.

Concentration
         In applying the Fund's fundamental policy concerning concentration that is described above, it is a matter of non-fundamental policy that: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (iii) asset backed securities will be classified according to the underlying assets securing such securities.


PERFORMANCE INFORMATION

         From time to time, the Fund may state its Classes' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year, or life-of-fund periods, as applicable. The Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.

         In presenting performance information for Class A Shares, the Limited CDSC, applicable only to certain redemptions of those shares, will not be deducted from any computation of total return. See the Prospectus for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                        n
                                 P(1 + T) = ERV

         Where:        P  =  a hypothetical initial purchase order of $1,000
                             from which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

                       T  =  average annual total return;

                       n  =  number of years;

                     ERV  =  redeemable value of the hypothetical $1,000
                             purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares

         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, the Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

         The Fund may also state total return performance for its Classes in the form of an average annual return. This average annual return figure will be computed by taking the sum of a Class' annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount against the first year's return.

         The performance of Class A Shares, as shown below, is the average annual total return quotations of the Fund through February 28, 2001. The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 3.75% paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge.

         The performance of Class B Shares and Class C Shares, as shown below, is the average annual total return quotations for the Fund through February 28, 2001. The average annual total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would have been paid if the shares were redeemed at February 28, 2001. The average annual total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at February 28, 2001 and therefore does not reflect the deduction of a CDSC.

         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.



                           Average Annual Total Return
------------------------------------------------------------------------------------------------------------------------------
                                                                         Class B        Class B        Class C        Class C

                                           Class A
                                          at offer        Class A      including      excluding      including      excluding
                                             (1/2)     at NAV (1)           CDSC           CDSC           CDSC           CDSC
                                        (Inception     (Inception     (Inception     (Inception     (Inception     (Inception
Delaware Tax-Free Pennsylvania Fund       3/23/77)       3/23/77)        5/2/94)        5/2/94)      11/29/95)      11/29/95)
------------------------------------------------------------------------------------------------------------------------------
1 year ended 2/28/01                         6.33%         10.47%          5.59%          9.59%          8.58%          9.58%
------------------------------------------------------------------------------------------------------------------------------
3 years ended 2/28/01                        1.79%          3.10%          1.39%          2.29%          2.28%          2.28%
------------------------------------------------------------------------------------------------------------------------------
5 years ended 2/28/01                        3.48%          4.27%          3.12%          3.45%          3.44%          3.44%
------------------------------------------------------------------------------------------------------------------------------
10 years ended 2/28/01                       5.76%          6.16%            N/A            N/A            N/A            N/A
------------------------------------------------------------------------------------------------------------------------------
15 years ended 2/28/01                       6.28%          6.55%            N/A            N/A            N/A            N/A
------------------------------------------------------------------------------------------------------------------------------
Life of Fund                                 6.08%          6.24%          4.26%          4.26%          3.51%          3.51%
------------------------------------------------------------------------------------------------------------------------------


(1) Performance figures for periods after May 31, 1992 reflect applicable Rule 12b-1 distribution expenses. Future performance will be affected by such expenses.
(2) Effective June 9, 1997, the maximum front-end sales charge was reduced from 4.75% to 3.75%. The above performance numbers are calculated using 3.75% as the applicable sales charge for all time periods, and are more favorable than they would have been had they been calculated using the former front-end sales charges.

         The Fund may also quote its current yield for each Class in advertisements and investor communications. The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                     a--b 6
                         YIELD = 2[(-------- + 1) -- 1]
                                       cd

         Where:      a  =  dividends and interest earned during the period;

                     b  =  expenses accrued for the period (net of
                           reimbursements);

                     c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends;

                     d  =  the maximum offering price per share on the last day of the period.

         The above formula will be used in calculating quotations of yield of each Class, based on specified 30-day periods identified in advertising by the Fund. The yields of Class A Shares, Class B Shares and Class C Shares of the Fund as of February 28, 2001 using this formula were as follows:

         -------------------------------------------------------------------------------------------------------------
                                                          Class A Shares       Class B Shares       Class C Shares
         -------------------------------------------------------------------------------------------------------------
         Delaware Tax-Free Pennsylvania Fund                   4.39%                3.76                 3.76%
         -------------------------------------------------------------------------------------------------------------

         Yield calculations assume the maximum front-end sales charge, if any, and does not reflect the deduction of any CDSC or Limited CDSC. The yields for the Fund reflect the voluntary waiver and payment of fees by the Manager. Actual yield may be affected by variations in sales charges on investments.

         Past performance, such as is reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any Class of the Fund in the future.

         The Fund may also publish a tax-equivalent yield concerning a Class based on federal and, if applicable, state tax rates, which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to such Class' yield. For the 30-day period ended February 28, 2001, the tax-equivalent yield, assuming a federal income tax rate of 31%, of Class A Shares, Class B Shares and Class C Shares of the Fund was as follows:

         -------------------------------------------------------------------------------------------------------------
                                                          Class A Shares       Class B Shares       Class C Shares
         -------------------------------------------------------------------------------------------------------------
         Delaware Tax-Free Pennsylvania Fund                  6.36%                5.43%                5.43%
         -------------------------------------------------------------------------------------------------------------

         These yields were computed by dividing that portion of a Class' yield which is tax-exempt by one minus a stated income tax rate (in this case, a federal income tax rate of 31%) and adding the product to that portion, if any, of the yield that is not tax-exempt. In addition, the Fund may advertise a tax-equivalent yield assuming other income tax rates, when applicable.

         Investors should note that the income earned and dividends paid by the Fund will vary with the fluctuation of interest rates and performance of the portfolio. The net asset value of the Fund may change. Unlike money market funds, the Fund invests in longer-term securities that fluctuate in value and do so in a manner inversely correlated with changing interest rates. The Fund's net asset value will tend to rise when interest rates fall. Conversely, the Fund's net asset value will tend to fall as interest rates rise. Normally, fluctuations in interest rates have a greater effect on the prices of longer-term bonds. The value of the securities held in the Fund will vary from day to day and investors should consider the volatility of the Fund's net asset value as well as its yield before making a decision to invest.

         Total return performance of each Class will reflect the appreciation or depreciation of principal, reinvestment of income and any capital gains distributions paid during any indicated period, and the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount, annualized. The results will not reflect any income taxes, if applicable, payable by shareholders on the reinvested distributions included in the calculations. As securities prices fluctuate, an illustration of past performance should not be considered as representative of future results.

         From time to time, the Fund may also quote its Classes' actual total return and/or yield performance, dividend results and other performance information in advertising and other types of literature. This information may be compared to that of other mutual funds with similar investment objectives and to stock, bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund (or Class) may be compared to data prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or the performance of unmanaged indices compiled or maintained by statistical research firms such as Lehman Brothers or Salomon Brothers, Inc.

         Lipper Analytical Services, Inc. maintains statistical performance databases, as reported by a diverse universe of independently-managed mutual funds. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the Fund's performance to another fund in appropriate categories over specific time periods also may be quoted in advertising and other types of literature. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. A direct investment in an unmanaged index is not possible.

         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Fund may invest and the assumptions that were used in calculating the blended performance will be described.

         Comparative information on the Consumer Price Index may also be included in advertisements or other literature. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

         Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the Consumer Price Index), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Fund. The Fund may also compare performance to that of other compilations or indices that may be developed and made available in the future.

         The Fund may include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments or global or international investments), economic and political conditions, the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills.

         From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. In addition, selected indices may be used to illustrate historic performance of selected asset classes. The Fund may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, domestic stocks, and/or bonds, treasury bills and shares of the Fund. In addition, advertisements, sales literature, communications to shareholders or other materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax planning and investment alternatives to certificates of deposit and other financial instruments. Such sales literature, communications to shareholders or other materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

         Materials may refer to the CUSIP numbers of the Fund and may illustrate how to find the listings of the Fund in newspapers and periodicals. Materials may also include discussions of other Fund products and services.

         The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, a Fund may compare these measures to those of other funds. Measures of volatility seek to compare the historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. Measures of volatility and correlation may be calculated using averages of historical data. The Fund may advertise its current interest rate sensitivity, duration, weighted average maturity or similar maturity characteristics. Advertisements and sales materials relating to the Fund may include information regarding the background and experience of its portfolio managers.

         The following table present examples, for purposes of illustration only, of cumulative total return performance for each Class of the Fund through February 28, 2001. Comparative information on the Consumer Price Index is also included. For these purposes, the calculations reflect maximum sales charges, if any, and assume the reinvestment of any capital gains distributions and income dividends paid during the indicated periods. The performance does not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculations. The performance of Class A Shares as shown below, reflects maximum front-end sales charge paid on the purchase of shares but may also be shown without reflecting the impact on any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. The net asset value of a Class fluctuates so shares, when redeemed, may be worth more or less than the original investment, and a Class' results should not be considered as representative of future performance.

                                                   Cumulative Total Return
------------------------------------------------------------------------------------------------------------------------------



                                                 Class A                    Class B       Class B       Class C       Class C
                                                at offer   Class A (1)    including     excluding     including     excluding
                                                   (1/2)        at NAV         CDSC          CDSC          CDSC          CDSC
                                              (Inception    (Inception   (Inception    (Inception    (Inception    (Inception
Delaware Tax-Free Pennsylvania Fund             3/23/77)      3/23/77)      5/2/94)       5/2/94)     11/29/95)     11/29/95)
------------------------------------------------------------------------------------------------------------------------------
3 months ended 2/28/01                            -0.52%         3.38%       -0.82%         3.18%         2.17%         3.17%
------------------------------------------------------------------------------------------------------------------------------
6 months ended 2/28/01                             0.02%         3.91%       -0.50%         3.50%         2.49%         3.49%
------------------------------------------------------------------------------------------------------------------------------
9 months ended 2/28/01                             5.30%         9.41%        4.76%         8.76%         7.75%         8.75%
------------------------------------------------------------------------------------------------------------------------------
1 year ended 2/28/01                               6.33%        10.47%        5.59%         9.59%         8.58%         9.58%
------------------------------------------------------------------------------------------------------------------------------
3 years ended 2/28/01                              5.47%         9.61%        4.23%         7.02%         7.00%         7.00%
------------------------------------------------------------------------------------------------------------------------------
5 years ended 2/28/01                             18.64%        23.27%       16.61%        18.46%        18.44%        18.44%
------------------------------------------------------------------------------------------------------------------------------
10 years ended 2/28/01                            75.14%        81.88%          N/A           N/A           N/A           N/A
------------------------------------------------------------------------------------------------------------------------------
15 years ended 2/28/01                           149.21%       159.04%          N/A           N/A           N/A           N/A
------------------------------------------------------------------------------------------------------------------------------
Life of Fund                                     310.39%       326.27%       32.95%        32.95%        19.85%        19.85%
------------------------------------------------------------------------------------------------------------------------------

(1) Performance figures for periods after May 31, 1992 reflect applicable Rule 12b-1 distribution expenses. Future performance will be affected by such expenses.
(2) Effective June 9, 1997, the maximum front-end sales charge was reduced from 4.75% to 3.75%. The above performance numbers are calculated using 3.75% as the applicable sales charge for all time periods, and are more favorable than they would have been had they been calculated using the former front-end sales charges.

         Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Fund and other mutual funds available from Delaware Investments, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts the Fund's, and other Delaware Investments funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by such persons.

Dollar-Cost Averaging
         For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

         Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of high fund share prices. Delaware Investments offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and Automatic Investing Plan under Investment Plans and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

         The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

 Investment Amount          Price Per Share          Number of Shares Purchased
   Month 1 $100                  $10.00                          10
   Month 2 $100                  $12.50                           8
   Month 3 $100                  $ 5.00                          12
   Month 4 $100                  $10.00                          10
--------------------------------------------------------------------------------

           $400                  $37.50                          48

Total Amount Invested: $400
Total Number of Shares Purchased: 48
Average Price Per Share: $9.38 ($37.50/4)
Average Cost Per Share: $8.33 ($400/48 shares)

         This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund available from Delaware Investments.

The Power of Compounding

         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. The Fund may include illustrations showing the power of compounding in advertisements and other types of literature.


TRADING PRACTICES AND BROKERAGE

         Brokers, dealers and banks are selected to execute transactions for the purchase or sale of portfolio securities on the basis of the Manager's judgment of their professional capability to provide the service. The primary consideration is to have brokers, dealers or banks execute transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. In nearly all instances, trades are made on a net basis where securities are either bought or sold directly from or to a broker, dealer or bank. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.

         During the past three fiscal years, there were no brokerage commissions paid for the Fund.

         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

         As provided in the Securities Exchange Act of 1934 (the "1934 Act") and the Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Fund believes that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to the Fund and to other funds in the Delaware Investments family. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with NASD Conduct Rules, and subject to seeking best execution, the Fund may place orders with broker/dealers that have agreed to defray certain expenses of the funds in the Delaware Investments family such as custodian fees, and may, at the request of the Distributor, give consideration to sales of such funds' shares as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Portfolio Turnover
         Portfolio trading will be undertaken principally to accomplish a Fund's objective in relation to anticipated movements in the general level of interest rates. The Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended, (the "Code") and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving the Fund's investment objective. Portfolio transactions will be undertaken only to accomplish the Fund's objectives and not for the purpose of realizing capital gains, although capital gains may be realized on certain portfolio transactions. For example, capital gains may be realized when a security is sold: (1) so that, provided capital is preserved or enhanced, another security can be purchased to obtain a higher yield; (2) to take advantage of what the Manager believes to be a temporary disparity in the normal yield relationship between the two securities to increase income or improve the quality of the portfolio; (3) to purchase a security which the Manager believes is of higher quality than its rating or current market value would indicate; or
(4) when the Manager anticipates a decline in value due to market risk or credit risk. The Fund anticipates the portfolio turnover rate will ordinarily be less than 100%.

         During the past two fiscal years, the Fund's portfolio turnover rates were as follows:

         -----------------------------------------------------------------------
                                                  2000              2001
         -----------------------------------------------------------------------
         Delaware Tax-Free Pennsylvania Fund       38%               23%
         -----------------------------------------------------------------------

         The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less.

PURCHASING SHARES

         The Distributor serves as the national distributor for the Fund's shares and has agreed to use its best efforts to sell shares of the Fund. See the Prospectus for information on how to invest. Shares of the Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Trust or the Distributor.

         The minimum initial purchase is generally $1,000 for each Class. Subsequent purchases must generally be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors and employees of any fund in the Delaware Investments family, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Asset Planner Service are subject to a minimum initial investment of $2,000 per Asset Planner strategy selected.

         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. The Trust will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

         Selling dealers are responsible for transmitting orders promptly. The Trust reserves the right to reject any order for the purchase of its shares of the Fund if in the opinion of management such rejection is in the Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

         The Fund also reserves the right, following shareholder notification, to charge a service fee on accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

         The Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

         The NASD has adopted amendments to its Conduct Rules, as amended, relating to investment company sales charges. The Trust and the Distributor intend to operate in compliance with these rules.

         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 3.75%; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectus. Class A Shares are also subject to annual 12b-1 Plan expenses for the life of the investment.

         Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are subject to annual 12b-1 Plan expenses for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Class A Shares, Class B Shares and Class C Shares represent a proportionate interest in the Fund's assets and will receive a proportionate interest in the Fund's income, before application of any expenses under the Fund's 12b-1 Plans.

         Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by the Trust for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements
         The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares. Unlike Class B Shares, Class C Shares do not convert to another Class.

         The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

         For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees and, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption. Financial advisers may receive different compensation for selling Class A Shares, Class B Shares and Class C Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans under Rule 12b-1 for the Fund Classes.

         Dividends, if any, paid on Class A Shares, Class B Shares and Class C Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of 12b-1 Plan expenses relating to Class B Shares and Class C Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

Class A Shares
         Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectus, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

Dealer's Commission
         As described in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected.

         For accounts with assets over $1 million, the dealer commission resets annually to the highest incremental commission rate on the anniversary of the first purchase. In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of the Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Investments funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares

         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of the Fund, even if those shares are later exchanged for shares of another Delaware Investments fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge--Class B Shares and Class C Shares under Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.

         During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares below. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% (currently no more than 0.25% in the case of the Fund) of average daily net assets of such shares.

         In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

         All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Deferred Sales Charge Alternative - Class B Shares
         Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for a Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

         Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

Automatic Conversion of Class B Shares
         Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.

         Class B Shares of a fund acquired through a reinvestment of dividends will convert to the corresponding Class A Shares of that fund (or, in the case of Delaware Group Cash Reserve, the Delaware Cash Reserve Fund Consultant Class) pro-rata with Class B Shares of that fund not acquired through dividend reinvestment.

         All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes.

Level Sales Charge Alternative - Class C Shares
         Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in Fund shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

         Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

         Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

Plans Under Rule 12b-1 for the Fund Classes
         Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a separate plan for each of the Class A Shares, Class B Shares and Class C Shares of the Trust (the "Plans"). Each Plan permits the relevant Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class to which the Plan applies.

         The Plans permit the Fund, pursuant to its Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into dealer's agreements with the Distributor. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

         In addition, the Fund may make payments out of the assets of Class A Shares, Class B Shares and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by the Fund under the Plans, and its Distribution Agreement, is on an annual basis up to 0.30% of average daily net assets of Class A Shares, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and Class C Shares' average daily net assets for the year. The Trust's Board of Trustees may reduce these amounts at any time.

         Effective June 1, 1992, the Board of Trustees has determined that the annual fee payable on a monthly basis for Class A Shares of Delaware Tax-Free Pennsylvania Fund, pursuant to its Plan, will be equal to the sum of: (i) the amount obtained by multiplying 0.30% by the average daily net assets represented by Class A Shares that were acquired by shareholders on or after June 1, 1992, and (ii) the amount obtained by multiplying 0.10% by the average daily net assets represented by Class A Shares that were acquired before June 1, 1992. While this is the method for calculating Class A Shares' 12b-1 expense, such expense is a Class expense so that all such shareholders of the Class, regardless of when they purchased their shares, will bear 12b-1 expenses at the same rate per share. As Class A Shares are sold on or after June 1, 1992, the initial rate of at least 0.10% will increase over time. Thus, as the proportion of Class A Shares purchased on or after June 1, 1992 to Class A Shares outstanding prior to June 1, 1992 increases, the expenses attributable to payments under the Plan relating to Class A Shares will also increase (but will not exceed 0.30% of average daily net assets). While this describes the current basis for calculating the fees which will be payable under the Plans with respect to Class A Shares, such Plans permit a full 0.30% on all Class A Shares' assets to be paid at any time following appropriate Board approval.

         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares and Class C Shares would be borne by such persons without any reimbursement from the Classes. Subject to seeking best execution, the Classes may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans. From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreement, as amended, have been approved by the Board of Trustees of the Trust, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the Plans by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner, as specified above.

         Each year, the Trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Fund Class. The Plans and the Distribution Agreement, as amended, may be terminated at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the maximum percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." With respect to the Class A Share Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Fund's B Class. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of the Trust having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of the Trust must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees for their review.

         For the fiscal year ended February 28, 2001, payments from Class A Shares, Class B Shares and Class C Shares of the Fund were as follows:

----------------------------------------------------------------------------------------------------------------------------
                                          Delaware Tax-Free            Delaware Tax-Free             Delaware Tax-Free
                                      Pennsylvania Fund A Class    Pennsylvania Fund B Class     Pennsylvania Fund C Class
----------------------------------------------------------------------------------------------------------------------------
Advertising                                           --                            --                           --
----------------------------------------------------------------------------------------------------------------------------
Annual/Semi Annual Reports                        $1,622                           $55                           --
----------------------------------------------------------------------------------------------------------------------------
Broker Trails                                 $1,142,035                       $75,222                      $23,832
----------------------------------------------------------------------------------------------------------------------------
Broker Sales Charges                                  --                       $96,007                       $7,997
----------------------------------------------------------------------------------------------------------------------------
Dealer Service Expenses                               --                            --                           --
----------------------------------------------------------------------------------------------------------------------------
Interest on Broker Sales Charges                      --                      $125,391                           --
----------------------------------------------------------------------------------------------------------------------------
Commissions to Wholesalers                       $34,365                        $3,767                       $1,991
----------------------------------------------------------------------------------------------------------------------------
Promotional- Broker Meetings                          --                            --                           --
----------------------------------------------------------------------------------------------------------------------------
Promotional-Other                                $30,573                          $339                          $19
----------------------------------------------------------------------------------------------------------------------------
Prospectus Printing                               $7,583                          $348                           --
----------------------------------------------------------------------------------------------------------------------------
Telephone                                             --                            --                           --
----------------------------------------------------------------------------------------------------------------------------
Other                                             $5,198                        $1,737                           $8
----------------------------------------------------------------------------------------------------------------------------
Total                                         $1,221,376                      $302,866                      $33,847
----------------------------------------------------------------------------------------------------------------------------


Other Payments to Dealers - Class A Shares, Class B Shares and Class C Shares
         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments fund shares.

Special Purchase Features - Class A Shares

Buying Class A Shares at Net Asset Value
         Class A Shares of the Fund may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

         Current and former officers, trustees/directors and employees of the Trust, any other fund in the Delaware Investments family, the Manager, or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the other funds in the Delaware Investments family, including any fund that may be created, at the net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

         The Trust must be notified in advance that the trade qualifies for purchase at net asset value.

Letter of Intention
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or the Trust, which provides for the holding in escrow by the Transfer Agent of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of a Fund and of any class of any of the other mutual funds available from the Delaware Investments family (except shares of any fund in the Delaware Investments family which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a fund in the Delaware Investments family which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

Combined Purchases Privilege
         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Fund, as well as shares of any other class of any of the other funds in the Delaware Investments family (except shares of any funds in the Delaware Investments family which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a fund in the Delaware Investments family which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of the Manager or its affiliates in a stable value account may be combined with other holdings of shares of funds in the Delaware Investments family.

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
         In determining the availability of the reduced front-end sales charge with respect to Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of the Fund as well as shares of any other class of any of the funds in the Delaware Investments family which offer such classes (except shares of any funds in the Delaware Investments family which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from shares from a fund in the Delaware Investments family which carried a front-end sales charge, CDSC or Limited
CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares, the charge applicable to the $60,000 purchase would currently be 3.00%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares in the Prospectus to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
         Holders of Class A Shares and Class B Shares of the Fund who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

         A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax adviser be consulted with respect to such transactions.

         Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisers or the Transfer Agent, which also serves as each Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.


INVESTMENT PLANS

Reinvestment Plan/Open Account
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Classes in which an investor has an account (based on the net asset value in effect on the payable date) and will be credited to the shareholder's account on that date. Confirmations of each dividend payment from net investment income will be mailed to shareholders quarterly. A confirmation of each distribution from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

           Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to a Fund Class. Such purchases, which must meet the minimum subsequent purchase requirements stated in the Prospectus and this Part B, are made for Class A Shares at the public offering price and for Class B Shares and Class C Shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

Reinvestment of Dividends in Other Delaware Investments Family of Funds
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments, including the Fund, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Fund, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares.

Investing by Exchange
         If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of a Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in each fund's prospectus. See Redemption and Exchange for more complete information concerning your exchange privileges.

         Holders of Class A Shares of the Fund may exchange all or part of their shares for certain of the shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares or Class C Shares of the Fund or of any other fund in the Delaware Investments family. Holders of Class B Shares of a Fund are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of the Fund are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments funds. Class B Shares of the Fund and Class C Shares of the Fund acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Fund acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Fund.

         Permissible exchanges into Class A Shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Fund will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan--Investors may arrange for either Fund to accept for investment in Class A Shares, Class B Shares or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

                                      * * *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to the Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies.

Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.

MoneyLine(SM) On Demand
         You or your investment dealer may request purchases of Fund shares by phone using MoneyLine(SM) On Demand. When you authorize the Fund to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions.

         It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

Wealth Builder Option
         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectus and Redemption and Exchange in this Part B. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Redemption and Exchange for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

Asset Planner
         To invest in Delaware Investments funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial adviser or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisers or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in Delaware Investments funds. With the help of a financial adviser, you may also design a customized asset allocation strategy.

         The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B and Class C Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Fund and of other funds in the Delaware Investments family may be used in the same Strategy with consultant class shares that are offered by certain other Delaware Investments funds.

         An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

         Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.


DETERMINING OFFERING PRICE AND NET ASSET VALUE

         Orders for purchases of Class A Shares are effected at the offering price next calculated after receipt of the order by the Fund, its agent or certain other authorized persons. Orders for purchases of Class B Shares and Class C Shares are effected at the net asset value per share next calculated by the Fund after receipt of the order by the Fund, its agent or other certain authorized persons. See Distribution and Service under Investment Management Agreement. Selling dealers have the responsibility of transmitting orders promptly.

         The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Trust will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in the Trust's financial statements which are incorporated by reference into this Part B.

         The Fund's net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities and dividing by the number of Fund shares outstanding. In determining the Fund's total net assets, portfolio securities are valued at fair value, using methods determined in good faith by the trustees. This method utilizes the services of an independent pricing organization which employs a combination of methods including, among others, the obtaining of market valuations from dealers who make markets and deal in such securities, and by comparing valuations with those of other comparable securities in a matrix of such securities. A pricing service's activities and results are reviewed by the officers of the Fund. In addition, money market instruments having a maturity of less than 60 days are valued at amortized cost. Expenses and fees are accrued daily.

         Each Class of the Fund will bear, pro-rata, all of the common expenses of the Fund. The net asset values of all outstanding shares of each Class of the Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Fund represented by the value of shares of such Classes, except that the Class A Shares, Class B Shares and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that would be allocable to each Class, the dividends paid to each Class of the Fund may vary. However, the net asset value per share of each Class is expected to be equivalent.


REDEMPTION AND EXCHANGE

         You can redeem or exchange your shares in a number of different ways. Exchanges are subject to the requirements of each fund and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial adviser or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

         Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

         Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800-523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

         In addition to redemption of Fund shares, the Distributor, acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the respective Fund, its agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Fund and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by the Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.

         The value of the Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; (iv) 1% if shares are redeemed during the sixth year following purchase; and (v) 0% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which there may be a bank wiring cost, neither the Fund nor the Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Fund, the Fund's CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Fund for a longer period of time than if the investment in New Shares were made directly.

Written Redemption
         You can write to each Fund at One Commerce Square, Philadelphia, PA 19103 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $50,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

         Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

Written Exchange
         You may also write to the Fund (at One Commerce Square, Philadelphia, PA 19103) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

Telephone Redemption and Exchange
         To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

         The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

         Neither the Fund nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

Telephone Redemption--Check to Your Address of Record
         The Telephone Redemption feature is a quick and easy method to redeem shares. You or your investment dealer of record can have redemption proceeds of $50,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

Telephone Redemption--Proceeds to Your Bank
         Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

Telephone Exchange
         The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of each fund, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MoneyLine(SM) On Demand
         You or your investment dealer may request redemptions of Fund shares by phone using MoneyLine(SM) On Demand. When you authorize a Fund to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLine(SM) On Demand transactions. See MoneyLine(SM) On Demand under Investment Plans.

Right to Refuse Timing Accounts
         With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), the Funds will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Investments funds from Timing Firms. The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

Redemptions of Timing Accounts
         Redemption requests made from Timing Accounts will be made only by check. Redemption proceeds from these accounts will not be wired to shareholder bank accounts. Such checks will be sent no later than seven days after receipt of a redemption request in good order.

Restrictions on Timed Exchanges
         Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Investments funds: (1) Delaware Decatur Equity Income Fund, (2) Delaware Growth and Income Fund, (3) Delaware Balanced Fund, (4) Delaware Limited-Term Government Fund, (5) Delaware Tax-Free USA Fund, (6) Delaware Cash Reserve Fund, (7) Delaware Delchester Fund and (8) Delaware Tax-Free Pennsylvania Fund. No other Delaware Investments funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Investments funds not listed above may not be reinvested back into that Timing Account. Each Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a time pattern (as described above).

         The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

Systematic Withdrawal Plans
         Shareholders of Class A Shares, Class B Shares and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in the Fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is investing in Delaware Investments funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See Waiver of Contingent Deferred Sales Charges, below.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLine(SM) Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares
         Purchased at Net Asset Value For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

         The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

         Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two-year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Fund or Class A Shares acquired in the exchange.

         In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. All investments made during a calendar month, regardless of what day of the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Waiver of Limited Contingent Deferred Sales Charge -- Class A Shares
         The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares); and (iii) distributions from an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

Waiver of Contingent Deferred Sales Charge -- Class B Shares and Class C Shares
         The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; and (ii) distributions from an account if the redemption results from the death of all registered owners, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Internal Revenue Code of 1986, as amended (the "Code")) of all registered owners occurring after the purchase of the shares being redeemed.

         The CDSC of Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; and (ii) distributions from an account if the redemption results from the death of all registered owners, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

         In addition, the applicable Limited CDSC for Class A Shares and CDSC for Class B Shares and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established.

DIVIDENDS AND DISTRIBUTIONS

         Dividends, if any, are declared each day the Fund is open and are paid monthly on the first business day following the end of each month. Payment by check of cash dividends will ordinarily be mailed within three business days after the payable date. Net investment income earned on days when the Fund is not open will be declared as a dividend on the next business day. Purchases of Fund shares by wire begin earning dividends when converted into Federal Funds and available for investment, normally the next business day after receipt. However, if the Fund is given prior notice of Federal Funds wire and an acceptable written guarantee of timely receipt from an investor satisfying the Fund's credit policies, the purchase will start earning dividends on the date the wire is received. Investors desiring to guarantee wire payments must have an acceptable financial condition and credit history in the sole discretion of the Fund. The Fund reserves the right to terminate this option at any time. Purchases by check earn dividends upon conversion to Federal Funds, normally one business day after receipt.

         Any distributions from net realized securities profits will be made annually during the quarter following the close of the fiscal year. Such distributions will be reinvested in shares at the net asset value in effect on the first business day after month end, unless the shareholder elects to receive them in cash. The Trust will mail a quarterly statement showing dividends paid and all the transactions made during the period.

         Each Class of the Fund will share proportionately in the investment income and expenses of the Fund, except that each Class will alone incur distribution fees under its 12b-1 Plan. See Plans Under Rule 12b-1.

         Dividends are automatically reinvested in additional shares at net asset value on the payable date, unless an election to receive dividends in cash has been made. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again. If a shareholder redeems an entire account, all dividends accrued to the time of the withdrawal will be paid by separate check at the end of that particular monthly dividend period, consistent with the payment and mailing schedule described above. Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

TAXES

Federal Income Tax Aspects
         The Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Code, so as not to be liable for federal income tax to the extent its earnings are distributed. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

         Distributions by the Fund representing net interest received on municipal bonds are considered tax-exempt and are not includable by shareholders in gross income for federal income tax purposes because the Fund intends to meet the requirements of the Code applicable to regulated investment companies distributing exempt-interest dividends. Although exempt from regular federal income tax, interest paid on certain types of municipal obligations is deemed to be a preference item under federal tax law and is subject to the federal alternative minimum tax.

         For federal income tax purposes, portfolio securities of Delaware Tax-Free Pennsylvania Fund had net unrealized appreciation at February 28, 2001 of $18,753,527, on the basis of specific cost.

         Distributions representing net interest income received by the Fund from certain temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. government, its agencies and instrumentalities) and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income and will not qualify for the deduction for dividends-received by corporations. Distributions of long-term capital gains realized by the Fund, if any, will be taxable to shareholders as long-term capital gains regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares. Statements as to the tax status of each investor's dividends or distributions will be mailed annually. The percentage of taxable income at the end of the year will not necessarily bear relationship to the experience over a shorter period of time. Shareholders may incur a tax liability for federal, state and local taxes upon the sale or redemption of shares of the Fund.

         Section 265 of the Code provides that interest paid on indebtedness incurred or continued to purchase or carry obligations the interest on which is tax-exempt, and certain expenses associated with tax-exempt income, are not deductible. It is probable that interest on indebtedness incurred or continued to purchase or carry shares of the Fund is not deductible.

         The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by "industrial development bonds" or for investors who are "related persons" thereof within the meaning of Section 103 of the Code. Persons who are or may be considered "substantial users" should consult their tax advisers in this matter before purchasing shares of the Fund.

         The automatic conversion of Class B Shares into Class A Shares at the end of approximately eight years after purchase will be tax-free for federal tax purposes.

State and Local Taxes
         See Taxes in the Prospectus for a discussion of Pennsylvania taxation. Shares of the Fund may be taxable for purposes of, as applicable, Pennsylvania inheritance and estate tax.

         Shareholders of the Fund who are residents of the City of Pittsburgh may be required to pay Pittsburgh School District and City personal property tax on their equitable interest of that portion of the assets of the Fund which are not exempt from such tax. However, since the Trust's inception, all of its assets have been exempt from such tax.

         The Fund anticipates that substantially all dividends paid to shareholders will be exempt from federal and Pennsylvania personal income taxes and from certain other Pennsylvania state and local taxes. Information concerning the tax status of dividends and distributions will be mailed to shareholders annually, including what portion, if any, of the Fund's distribution is subject to the federal alternative minimum tax should that Fund invest in "private purpose" bonds.

         Distributions by the Fund may not be exempt from state or local income tax in states other than, as applicable, Pennsylvania. Shareholders of the Fund are advised to consult their own tax adviser in this regard.

         Under the 1997 Act, as revised by the 1998 Act and the Omnibus Consolidated and Emergency Supplemental Appropriations Act, the Fund is required to track its sales of portfolio securities and to report its capital gain distributions to you according to the following categories of holding periods:

         "Long-term capital gains": Gains on securities sold after December 31, 1997 and held for more than 12 months as capital assets in the hands of the holders are taxed at the 20% rate when distributed to shareholders (10% for individual investors in the 15% bracket).

         "Short-term capital gains": Gains on securities sold by the Fund that do not meet the long-term holding period are considered short-term capital gains and are taxed as ordinary income.

         "Qualified 5-year gains": For individuals in the 15% bracket, qualified five-year gains are net gains on securities held for more than 5 years which are sold after December 31, 2000. For individuals who are subject to tax at higher rate brackets, qualified five-year gains are net gains on securities which are purchased after December 31, 2000 and are held for more than five years. Taxpayers subject to tax at a higher rate brackets may also make an election for shares held on January 1, 2001 to recognize gain on their shares in order to qualify such shares as qualified five-year property. These gains will be taxable to individual investors at a maximum rate of 18% for investors in the 28% or higher federal income tax brackets, and at a maximum rate of 8% for investors in the 15% federal income tax bracket when sold after the five-year holding period.

         If you redeem some or all of your shares in the Fund, and then reinvest the sales proceeds in the Fund or in another Delaware Investments fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. The IRS will require you to report gain or loss on the redemption of your original shares in the Fund. In doing so, all or a portion of the sales charge that you paid for your original shares in the Fund will be excluded from your tax basis in the shares sold (for the purpose of determining gain or loss upon the sale of such shares). The portion of the sales charge excluded will equal the amount that the sales charge is reduced on your reinvestment. Any portion of the sales charge excluded from your tax basis in the shares sold will be added to the tax basis of the shares you acquire from your reinvestment.


INVESTMENT MANAGEMENT AGREEMENT

          The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to the Fund, subject to the supervision and direction of the Board of Trustees of the Trust

         The Manager and its predecessors have been managing the funds in Delaware Investments since 1938. On February 28, 2001, the Manager and its affiliates within Delaware Investments, including the Delaware International Advisers Ltd., were managing in the aggregate more than $44 billion in assets in the various institutional or separately managed (approximately $24,733,911,676) and investment company (approximately $19,033,004,997) accounts.

         The Investment Management Agreement for the Fund is dated April 29, 2000 and was approved by the initial shareholder on that date. The Agreement has an initial term of two years and may be further renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund to which the Agreement relates, and only if the terms of the renewal thereof have been approved by the vote of a majority of the trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty on 60 days notice by the trustees of the Trust or by the Manager. The Agreement will terminate automatically in the event of its assignment.

         The Investment Management Agreement provides that the Fund shall pay the Manager a management fee equal to (on an annual basis) 0.55% on the first $500 million of average daily net assets of the Fund, 0.50% on the next $500 million, 0.45% on the next $1.5 billion and 0.425% on the average daily net assets in excess of $2.5 billion.


         On February 28, 2001, the total net assets of the Fund was $735,577,115.

         The investment management fees paid for each Fund for the past three fiscal years were as follows:

      -----------------------------------------------------------------------------------------------------------------------
      Fund                                  February 28, 2001          February 29, 2000          February 28, 1999
      ----                                  -----------------          -----------------          -----------------
      -----------------------------------------------------------------------------------------------------------------------
      Delaware Tax-Free Pennsylvania Fund   $3,954,498 paid            $4,512,746 paid            $5,416,438 paid
      -----------------------------------------------------------------------------------------------------------------------

         Under the general supervision of the Board of Trustees, the Manager makes all investment decisions which are implemented by the Fund. The Manager pays the salaries of all trustees, officers and employees of the Fund who are affiliated with the Manager. The Fund pays all of its other expenses, including its proportionate share of rent and certain other administrative expenses. The Manager is a series of Delaware Management Business Trust. The Manager changed its form of organization from a corporation to a business trust on March 1, 1998.

Distribution and Service
         The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at One Commerce Square, Philadelphia, PA 19103, serves as the national distributor for the Fund under a Distribution Agreement dated April 29, 2000. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Fund on behalf of the Class A Shares, Class B Shares and Class C Shares under their respective 12b-1 Plans. Delaware Distributors, Inc. ("DDI") is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.

         Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as the Trust's financial intermediary distributor pursuant to a Financial Intermediary Distribution Agreement with the Distributor dated January 1, 2001. LFD is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisers and other financial intermediaries (collectively, "Financial Intermediaries"). The address of LFD is 350 Church Street, Hartford, CT 06103. For its services, LFD receives a one-time fee from the Distributor with respect to each sale of Fund shares through Financial Intermediaries equal to a percentage of the net asset value of such shares. The rate of compensation paid to LFD for each sale of Fund shares for any calendar year is tied to the aggregate value of sales made by LFD during such calendar year with respect to (i) shares of Delaware Investments' non-money market retail funds; (ii) shares of Delaware Group Premium Fund sold through the products for which LFD acts as a wholesaler; and (iii) wrap separate account products (the products described in (i), (ii) and (iii) are referred to collectively as the "Wholesaler Products") according to the following schedule:

-----------------------------------------------------------------------------------------------------------
Aggregate Value of Wholesaler Product Sales in Calendar               Compensation Paid to LFD
Year                                                           (% of NAV of Fund shares sold by LFD)
-----------------------------------------------------------------------------------------------------------
$3.75 billion or less                                                          0.45%
-----------------------------------------------------------------------------------------------------------
More than $3.75 billion, but less than $4.5 billion                            0.50%
-----------------------------------------------------------------------------------------------------------
$4.5 billion and above                                                         0.55%
-----------------------------------------------------------------------------------------------------------

         In addition to the non-recurring fee discussed above, the Distributor pays LFD a continuing fee at the annual rate of 0.04% of the average daily net assets of shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries.

         The fees associated with LFD's services to the Fund are borne exclusively by the Distributor and not by the Fund.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at One Commerce Square, Philadelphia, PA 19103, serves as the Fund's shareholder servicing, dividend disbursing and transfer agent pursuant to an agreement dated April 29, 2000. The Transfer Agent also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

         The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Investors may be charged a fee effecting transactions through a broker or agent.

OFFICERS AND TRUSTEES

         The business and affairs of the Trust are managed under the direction of its Board of Trustees.

         Certain officers and trustees of the Trust hold identical positions in each of the other funds available from the Delaware Investments family. As of March 31, 2001, the Trust's officers and trustees, as a group, owned less than 1% of each of the Class A Shares, B Shares and C Shares of the Fund.

         As of March 31, 2001, management believes the following accounts held 5% or more of the outstanding shares of Class A Shares, Class B Shares and Class C Shares of the Fund:

---------------------------------------------------------------------------------------------------------------------
Class                           Name and Address of Account                            Share Amount       Percentage
-----                           ---------------------------                            ------------       ----------
---------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free               Merrill Lynch, Pierce, Fenner & Smith                 5,364,210.260            6.04%
Pennsylvania                    For the Sole Benefit of its Customers
Fund Class A Shares             Attn: Fund Admin. Sec. #97577
                                4800 Dear Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free               Merrill Lynch, Pierce, Fenner & Smith                   277,825.330            6.02%
Pennsylvania                    For the Sole Benefit of its Customers
Fund Class B Shares             Attn:  Fund Administration #97D21
                                4800 Dear Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246
---------------------------------------------------------------------------------------------------------------------
Delaware Tax-Free               David N. Arms and                                        49,145.320            9.83%
Pennsylvania                    Janet E. Arms JT WROS
Fund Class C Shares             2147 Deep Creek Road
                                Perkiomenville, PA 18074
                                -------------------------------------------------------------------------------------
                                The Mennonite Foundation, Inc.                           45,403.360            9.11%
                                W&A Rosenberger
                                P.O. Box 483
                                Goshen, IL 46527-0483
                                -------------------------------------------------------------------------------------
                                Joanne Stephano                                          45,403.360            9.08%
                                1152 Thrush Lane
                                Norristown, PA 19403
                                -------------------------------------------------------------------------------------
                                Merrill Lynch, Pierce, Fenner & Smith                    40,894.360            8.18%
                                For the Sole Benefit of its Customers #97H06
                                Attn:  Fund Administration
                                4800 Dear Lake Drive East, 2nd Floor
                                Jacksonville, FL 32246
                                -------------------------------------------------------------------------------------
                                Helga N. Alten                                           39,062.500            7.81%
                                1382 Newtown Langhorne Road, Apt. E-112
                                Newtown, PA 18940-2401
---------------------------------------------------------------------------------------------------------------------

         DMH Corp., Delvoy, Inc., Delaware Management Business Trust, Delaware Management Company (a series of Delaware Management Business Trust), Delaware Management Company, Inc., Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc., Delaware General Management, Inc., Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Lincoln Investment Adviser (a series of Delaware Management Business Trust), Vantage Investment Advisers (a series of Delaware Management Business Trust) and Retirement Financial Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Trustees and principal officers of the Trust are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.

--------------------------------------------------------------------------------------------------------------------------
Trustee and Officer                 Business Experience
--------------------------------------------------------------------------------------------------------------------------
*Charles E. Haldeman (52)           Chairman and Trustee/Director of the Trust and each of the 24 other investment companies in the Delaware Investments family

                                    Chief Executive Officer of Delaware Management Company (a series of Delaware
                                    Management Business Trust) and Vantage Investment Advisers (a series of Delaware
                                    Management Business Trust)

                                    President, Chief Executive Officer and Director of Delaware Management Holdings,
                                    Inc. and Lincoln National Investment Companies, Inc.

                                    President and Chief Executive Officer of Delaware Lincoln Cash Management (a series of Delaware Management Business Trust) and Delaware Lincoln Investment Adviser (a
                                    series of Delaware Management Business Trust

                                    Chief Executive Officer and Director of DMH Corp., Delvoy, Inc., Delaware
                                    Management Company, Inc. and Delaware International Holdings Ltd.

                                    Chief Executive Officer and Trustee of Delaware Management Business Trust

                                    Director of Delaware Service Company, Inc., Delaware Capital Management, Inc.,
                                    Retirement Financial Services, Inc. and Delaware Distributors, Inc.

                                    Chairman and Director of Delaware International Advisers Ltd.

                                    Chief Executive Officer of Delaware General Management, Inc.

                                    Before joining Delaware Investments in 2000, Mr. Haldeman was President, Chief
                                    Operating Officer and Director at United Asset Management from March 1998 to
                                    January 2000. Prior to that, Mr. Haldeman was Director and Partner for Cooke and
                                    Bieler, Inc. from June 1974 to March 1998.
--------------------------------------------------------------------------------------------------------------------------

----------------------
* Trustee affiliated with the Trust's investment manager and considered an "interested person" as defined in the 1940 Act.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Trustee and Officer                 Business Experience
--------------------------------------------------------------------------------------------------------------------------
*David K. Downes (61)               President, Chief Executive Officer, Chief Financial Officer and Trustee/Director of
                                    the Trust and each of the other 32 investment companies in the Delaware Investments family

                                    President and Director of Delaware Management Company, Inc.

                                    President of Delaware Management Company (a series of Delaware Management Business
                                    Trust)

                                    President, Chief Executive Officer and Director of Delaware Capital Management,
                                    Inc.

                                    Chairman, President, Chief Executive Officer and Director of Delaware Service
                                    Company, Inc., Delaware Management Trust Company and Retirement Financial Services,
                                    Inc.

                                    President, Chief Operating Officer, Chief Financial Officer and Director of
                                    Delaware International Holdings Ltd.

                                    President, Chief Operating Officer and Director of Delaware General Management, Inc.

                                    President and Chief Operating Officer of Delaware Lincoln Cash Management (a series of Delaware Management Business Trust)

                                    Executive Vice President, Chief Operating Officer and Chief Financial Officer of
                                    Delaware Management Holdings, Inc., Founders CBO Corporation, Delaware
                                    Distributors, L.P., Delaware Investment Advisers (a series of Delaware Management
                                    Business Trust), Delaware Lincoln Investment Adviser (a series of Delaware
                                    Management Business Trust) and Vantage Investment Advisers (a series of Delaware
                                    Management Business Trust)

                                    Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                    Trustee of Delaware Management Business Trust

                                    Executive Vice President, Chief Operating Officer, Chief Financial Officer and
                                    Director of DMH Corp., Delaware Distributors, Inc., Founders Holdings, Inc.,
                                    Delvoy, Inc and Lincoln National Investment Companies, Inc.

                                    Director of Delaware International Advisers Ltd.

                                    During the past five years, Mr. Downes has served in various executive capacities at different times within Delaware Investments.

--------------------------------------------------------------------------------------------------------------------------

----------------------
* Trustee affiliated with the Trust's investment manager and considered an "interested person" as defined in the 1940 Act.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Trustee                              Business Experience
--------------------------------------------------------------------------------------------------------------------------
Walter P. Babich (73)                Trustee/Director the Trust and each of the other 32 investment companies in the
                                     Delaware Investments family

                                     460 North Gulph Road, King of Prussia, PA 19406

                                     Board Chairman, Citadel Constructors, Inc.

                                     From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.
--------------------------------------------------------------------------------------------------------------------------
John H. Durham (63)                  Trustee/Director of the Trust and each of the other 32 investment companies in the
                                     Delaware Investments family

                                     P.O. Box 819, Gwynedd Valley, PA 19437

                                     Private Investor.

                                     Mr. Durham served as Chairman of the Board of each fund in the Delaware Investments family from 1986 to 1991; President of each fund from 1977 to 1990; and Chief
                                     Executive Officer of each fund from 1984 to 1990.  Prior to 1992, with respect to
                                     Delaware Management Holdings, Inc., Delaware Management Company, Delaware
                                     Distributors, Inc. and Delaware Service Company, Inc., Mr. Durham served as a director and in various executive capacities at different times. He was also a
                                     Partner of Complete Care Services from 1995 to 1999.
--------------------------------------------------------------------------------------------------------------------------
John A. Fry (40)                     Trustee/Director of the Trust and each of the other 24 investment companies in the
                                     Delaware Investments family

                                     3451 Walnut Street, 721 Franklin Building, Philadelphia, PA 19104

                                     Executive Vice President, University of Pennsylvania

                                     From 1991 to 1995, Mr. Fry was Partner-in-Charge, National Higher Education
                                     Consulting of Coopers & Lybrand and from 1984-1991, Mr. Fry held Consultant and
                                     Manager positions with KPMG Peat Marwick, ending with Senior Manager from 1989 to
                                     1991.
--------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr (62)                Trustee/Director of the Trust and each of the other 32 investment companies in the
                                     Delaware Investments family

                                     500 Fifth Avenue, New York, NY  10110

                                     Founder and Managing Director, Anthony Knerr & Associates

                                     From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of
                                     Columbia University, New York. From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group,
                                     Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in
                                     1988.
--------------------------------------------------------------------------------------------------------------------------
Ann R. Leven (60)                    Trustee/Director of the Trust and each of the other 32 investment companies in the
                                     Delaware Investments family

                                     785 Park Avenue, New York, NY  10021

                                     Retired Treasurer, National Gallery of Art

                                     From 1994 to 1999, Ms. Leven was the Treasurer of the National Gallery of Art and
                                     from 1990 to 1994, Ms. Leven was Deputy Treasurer of the National Gallery of Art.
                                     In addition, from 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of
                                     the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct
                                     Professor of Columbia Business School.
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
Director                            Business Experience
--------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison (65)              Trustee/Director of the Trust and each of the other 32 investment companies in the
                                    Delaware Investments family

                                    200 South Fifth Street, Suite 2100, Minneapolis, Minnesota 55402

                                    President and Chief Executive Officer, MLM Partners, Inc.

                                    Mr. Madison has also been Chairman of the Board of Communications Holdings, Inc.
                                    since 1996.  From February to September 1994, Mr. Madison served as Vice
                                    Chairman--Office of the CEO of The Minnesota Mutual Life Insurance Company and from
                                    1988 to 1993, he was President of U.S. WEST Communications--Markets.
--------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans (52)               Trustee/Director of the Trust and each of the other 32 investment companies in the
                                    Delaware Investments family

                                    Building 220-13W-37, St. Paul, MN 55144

                                    Vice President and Treasurer, 3M Corporation.

                                    From 1987-1994, Ms. Yeomans was Director of Benefit Funds and Financial Markets for
                                    the 3M Corporation; Manager of Benefit Fund Investments for the 3M Corporation,
                                    1985-1987; Manager of Pension Funds for the 3M Corporation, 1983-1985;
                                    Consultant--Investment Technology Group of Chase Econometrics, 1982-1983;
                                    Consultant for Data Resources, 1980-1982; Programmer for the Federal Reserve Bank
                                    of Chicago, 1970-1974.
--------------------------------------------------------------------------------------------------------------------------

                                                                              49

-------------------------------------------------------------------------------------------------------------------------------
Officer                             Business Experience
-------------------------------------------------------------------------------------------------------------------------------
William E. Dodge (51)               Executive Vice President and Chief Investment Officer, Equity of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management
                                    Holdings, Inc., Delaware Management Company (a series of Delaware Management Business
                                    Trust) and Lincoln National Investment Companies, Inc.

                                    Executive Vice President of Delaware Management Business Trust and Delaware Capital
                                    Management, Inc.

                                    President and Chief Investment Officer, Equity of Delaware Investment Advisers (a series of Delaware Management Business Trust)

                                    President of Vantage Investment Advisers (a series of Delaware Management Business Trust)

                                    Prior to joining Delaware Investments in 1999, Mr. Dodge was President, Director of
                                    Marketing, and Senior Portfolio Manager for Marvin & Palmer Associates.

-------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll (38)               Executive Vice President/Head of Fixed-Income of The Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Holdings,
                                    Inc., Delaware Management Company (a series of Delaware Management Business Trust),
                                    Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware
                                    Lincoln Investment Adviser (a series of Delaware Management Business Trust) and Lincoln
                                    National Investment Companies, Inc.

                                    Executive Vice President of Delaware Management Business Trust, Delaware Capital
                                    Management, Inc. and Delaware Lincoln Cash Management (a series of Delaware Management
                                    Business Trust)

                                    Before joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice
                                    President, Director of Fixed Income Process at Conseco Capital Management from June
                                    1998 to August 2000. Prior to that, he was Managing Director for NationsBanc
                                    Capital Markets from 1996 to 1998, Vice President of Goldman Sachs from 1991-1995 and Assistant Vice President of Conseco Capital Management from 1989 to 1990.

-------------------------------------------------------------------------------------------------------------------------------

                                                                              50

-------------------------------------------------------------------------------------------------------------------------------
Officer                             Business Experience
-------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery (43)            Executive Vice President and General Counsel of the Trust and each of the other 32 investment companies in the Delaware Investments family

                                    Executive Vice President, General Counsel and Chief Administrative Officer of
                                    Delaware Management Company (a series of Delaware Management Business Trust),
                                    Delaware Management Holdings, Inc., Delaware Investment Advisers (a series of
                                    Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of
                                    Delaware Management Business Trust), Delaware Lincoln Investment Adviser (a series of Delaware Management Business Trust), Lincoln National Investment Companies, Inc.
                                    and Vantage Investment Advisers (a series of Delaware Management Business Trust)

                                    Executive Vice President and General Counsel of Founders CBO Corporation

                                    Executive Vice President and General Counsel and Director of Delaware International
                                    Holdings Ltd. and Founders Holdings, Inc.

                                    Executive Vice President, General Counsel, Chief Administrative Officer and Trustee of
                                    Delaware Management Business Trust

                                    Executive Vice President, General Counsel, Chief Administrative Officer and
                                    Director of Delvoy, Inc., DMH Corp., Delaware Management Company, Inc., Delaware
                                    Service Company, Inc., Delaware Capital Management, Inc., Retirement Financial
                                    Services, Inc., Delaware Management Trust Company and Delaware General Management,
                                    Inc.

                                    President, Chief Executive Officer and Director of Delaware Distributors, Inc.

                                    President and Chief Executive Officer of Delaware Distributors, L.P.

                                    Director of Delaware International Advisers Ltd.

                                    Director of HYPPCO Finance Company Ltd.

                                    During the past five years, Mr. Flannery has served in various executive capacities at different times within Delaware Investments.
-------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro (43)            Senior Vice President, Deputy General Counsel and Secretary of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware
                                    Management Company (a series of Delaware Management Business Trust), Delaware
                                    Management Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware Management Company,
                                    Inc., Delaware Management Business Trust, Delaware Investment Advisers (a series of
                                    Delaware Management Business Trust), Delaware Service Company, Inc., Delaware
                                    Capital Management, Inc., Retirement Financial Services, Inc., Delaware Management
                                    Trust Company, Delaware General Management, Inc., Delaware International Holdings
                                    Ltd., Founders Holdings, Inc., Delaware Lincoln Cash Management (a series of
                                    Delaware Management Business Trust), Delaware Lincoln Investment Adviser (a series of Delaware Management Business Trust), Lincoln National Investment Companies, Inc.
                                    and Vantage Investment Advisers (a series of Delaware Management Business Trust)

                                    Senior Vice President, General Counsel and Secretary of Delaware Distributors, L.P. and
                                    Delaware Distributors, Inc.

                                    Secretary of Founders CBO Corporation

                                    During the past five years, Ms. Maestro has served in various executive capacities at different times within Delaware Investments.
-------------------------------------------------------------------------------------------------------------------------------

                                                                              51

-------------------------------------------------------------------------------------------------------------------------------
Officer                             Business Experience
-------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings (51)             Senior Vice President and Corporate Controller of the Trust and each of the other 32 investment companies in the Delaware Investments family and Delaware Investment Advisers
                                    (a series of Delaware Management Business Trust)

                                    Senior Vice President, Treasurer and Corporate Controller of Delaware Management
                                    Holdings, Inc., DMH Corp., Delaware Management Company, Inc., Delaware Management
                                    Company (a series of Delaware Management Business Trust), Delaware Distributors,
                                    L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Capital
                                    Management, Inc., Delaware International Holdings Ltd., Delvoy, Inc., Founders
                                    Holdings, Inc., Delaware General Management, Inc., Delaware Management Business
                                    Trust, Delaware Lincoln Cash Management (a series of Delaware Management Business
                                    Trust), Delaware Lincoln Investment Adviser (a series of Delaware Management
                                    Business Trust), Lincoln National Investment Companies, Inc. and Vantage Investment
                                    Advisers (a series of Delaware Management Business Trust)

                                    Executive Vice President and Chief Financial Officer of Retirement Financial Services,
                                    Inc.

                                    Executive Vice President, Chief Financial Officer, Treasurer and Director of Delaware
                                    Management Trust Company

                                    Senior Vice President and Assistant Treasurer of Founders CBO Corporation

                                    During the past five years, Mr. Hastings has served in various executive capacities at different times within Delaware Investments.
-------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof (38)              Senior Vice President and Treasurer of the Trust and each of the other 32 investment companies in the Delaware Investments family

                                    Senior Vice President/Investment Accounting of Delaware Service Company, Inc.,
                                    Delaware Capital Management, Inc., Delaware Distributors, L.P., Delaware Management
                                    Company (a series of Delaware Management Business Trust), Founders Holdings, Inc.,
                                    Delaware Lincoln Investment Adviser (a series of Delaware Management Business
                                    Trust) and Vantage Investment Advisers (a series of Delaware Management Business
                                    Trust)

                                    Senior Vice President/Investment Accounting and Treasurer of Delaware Investment
                                    Advisers (a series of Delaware Management Business Trust)

                                    Senior Vice President/Manager of Investment Accounting of Delaware International
                                    Holdings Ltd.

                                    Senior Vice President and Assistant Treasurer of Founders CBO Corporation

                                    Before joining Delaware Investments in 1995, Mr. Bishof was a Vice President for
                                    Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston
                                    Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice
                                    President for Equitable Capital Management Corporation, New York, NY from 1987 to
                                    1993.
-------------------------------------------------------------------------------------------------------------------------------
Patrick P. Coyne (38)               Senior Vice President/Senior Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Capital Management,
                                    Inc., Delaware Management Company (a series of Delaware Management Business Trust)
                                    and Delaware Investment Advisers (a series of Delaware Management Business Trust).

                                    During the past five years, Mr. Coyne has served in various capacities at different times within the Delaware organization.
-------------------------------------------------------------------------------------------------------------------------------

                                                                              52

-------------------------------------------------------------------------------------------------------------------------------
Officer                             Business Experience
-------------------------------------------------------------------------------------------------------------------------------
Mitchell L. Conery (42)             Vice President/Senior Portfolio Manager of the Trust and each of the other 32 investment companies in the Delaware Investments family, Delaware Management Company
                                    (a series of Delaware Management Business Trust) and Delaware Investment Advisers (a
                                    series of Delaware Management Business Trust)

                                    Before joining the Delaware Investments in 1997, Mr. Conery was an investment officer with Travelers Insurance from 1995 through 1996 and a research analyst with
                                    CS First Boston from 1992 to 1995.
-------------------------------------------------------------------------------------------------------------------------------

                                                                              53

         The following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation received from the Trust and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a trustee or director for the fiscal year ended February 28, 2001 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Trustees/ Directors as of February 28, 2001. Only the independent trustees of the Trust receive compensation from the Trust.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                       Total Compensation
                                                         Pension Retirement                               from Delaware
                                      Aggregate          Benefits Accrued as     Estimated Annual          Investments
                                Compensation from the       Part of Trust          Benefits Upon             Investment
Name                                    Trust                 Expenses             Retirement(1)            Companies(2)
----------------------------------------------------------------------------------------------------------------------------
Walter B. Babich                      $2,947                   None                  $50,000                  $83,149
----------------------------------------------------------------------------------------------------------------------------
John H. Durham                          $275                   None                  $50,000                   $7,312
----------------------------------------------------------------------------------------------------------------------------
John A. Fry                             $275                   None                  $39,892                   $5,716
----------------------------------------------------------------------------------------------------------------------------
Anthony D. Knerr                        $294                   None                  $50,000                   $7,770
----------------------------------------------------------------------------------------------------------------------------
Ann R. Leven                            $303                   None                  $50,000                   $7,978
----------------------------------------------------------------------------------------------------------------------------
Thomas F. Madison                       $189                   None                  $50,000                   $7,728
----------------------------------------------------------------------------------------------------------------------------
Janet L. Yeomans                        $172                   None                  $50,000                   $7,312
----------------------------------------------------------------------------------------------------------------------------

(1) Under the terms of the Delaware Group Retirement Plan for Trustees/Directors, each disinterested trustee/director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as a trustee or director for a period equal to the lesser of the number of years that such person served as a trustee or director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible trustee/director retired as of February 28, 2001 he or she would be entitled to annual payments totaling the amount noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she served as trustee or director, based on the number of investment companies in the Delaware Investments family as of that date.
(2) Each independent Trustee/Director (other than John A Fry) receives a total annual retainer fee of $50,000 for serving as a trustee/director for all 33 investment companies in Delaware Investments, plus $3,145 for each Board Meeting attended. John A. Fry currently receives a total annual retainer fee of $39,892 for serving as a Trustee/Director for 24 investment companies in Delaware Investments, plus $2,383 for each Board Meeting attended. Members of the audit committee receive additional compensation of $5,000 plus $1,000 for each meeting in excess of five in any calendar year from all investment companies, in the aggregate, with the exception of the chairperson who receives $8,000 plus $1,000 for each meeting in excess of five in any calendar year. Members of the nominating committee will receive additional compensation of $1,000 from all investment companies, in the aggregate, for each committee meeting. In addition, the chairperson of the nominating committee receives an annual retainer of $500. The Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $8,000 from all investment companies.

GENERAL INFORMATION

         The Trust is an open-end management investment company. The Fund's portfolio of assets is nondiversified as defined by the 1940 Act. The Trust was organized as a Pennsylvania business trust on November 23, 1976 and reorganized as a Delaware business trust on April 29, 2000.

         The Manager is the investment manager of the Fund. The Manager also provides investment management services to certain of the other funds in the Delaware Investments family. An affiliate of the Manager also manages private investment accounts. While investment decisions of the Fund is made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund.

         The Manager and its affiliate Delaware International Advisers Ltd., manage the investment options for Delaware-Lincoln ChoicePlus and Delaware Medallion(SM) III Variable Annuities. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. ChoicePlus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through ChoicePlus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity. The Manager or Delaware International Advisers Ltd. also manages many of the investment options for the Delaware-Lincoln ChoicePlus Variable Annuity. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. Choice Plus offers a variety of different investment styles managed by ten leading money managers. See Delaware Group Premium Fund in Appendix C.

         The Delaware Investments Family of Funds, the Manager, the Distributor and the Financial intermediary distributor, in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics for the Delaware Investments Family of Funds, the Manager, the Distributor and the Financial intermediary distributor are on public file with, and are available from, the SEC.

         The Distributor acts as national distributor for the Fund and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from the Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

--------------------------------------------------------------------------------------------------
                         Delaware Tax-Free Pennsylvania Fund Class A Shares
--------------------------------------------------------------------------------------------------
                               Total Amount of             Amounts                  Net
                                Underwriting              Reallowed              Commission
   Fiscal Year Ended             Commissions             to Dealers             to DDLP/DDI
--------------------------------------------------------------------------------------------------
       2/28/01                    $327,166                $280,336                $46,830
--------------------------------------------------------------------------------------------------
       2/29/00                    $516,563                $442,753                $73,810
--------------------------------------------------------------------------------------------------
       2/28/99                    $706,030                $605,153                $100,877
--------------------------------------------------------------------------------------------------

         The Distributor and, in its capacity as such, DDI received in the aggregate Limited CDSC payments with respect to Class A Shares of the Fund as follows:

         -----------------------------------------------------
                                         Delaware Tax-Free
                                         Pennsylvania Fund
              Fiscal Year Ended           Class A Shares
         -----------------------------------------------------
                   2/28/01                     none
         -----------------------------------------------------
                   2/29/00                     none
         -----------------------------------------------------
                   2/28/99                     none
         -----------------------------------------------------

         The Distributor and, in its capacity as such, DDI received in the aggregate CDSC payments with respect to Class B Shares of the Fund as follows:

         -----------------------------------------------------
                                         Delaware Tax-Free
                                         Pennsylvania Fund
              Fiscal Year Ended           Class B Shares
         -----------------------------------------------------
                   2/28/01                 $101,680
         -----------------------------------------------------
                   2/29/00                 $122,430
         -----------------------------------------------------
                   2/28/99                  $91,889
         -----------------------------------------------------

         The Distributor received CDSC payments with respect to Class C Shares of the Fund as follows:

         -----------------------------------------------------
                                         Delaware Tax-Free
                                         Pennsylvania Fund
              Fiscal Year Ended           Class C Shares
         -----------------------------------------------------
                   2/28/01                    $467
         -----------------------------------------------------
                   2/29/00                  $3,500
         -----------------------------------------------------
                   2/28/99                    $623
         -----------------------------------------------------

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for the Fund and for the other mutual funds in the Delaware Investments family. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an annual per account charge of $11.00 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the unaffiliated trustees. The Transfer Agent also provides accounting services to the Fund. Those services include performing all functions related to calculating the Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments family for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including the Funds, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.

         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of the Trust's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause the Trust to delete the words "Delaware Group" from the Trust's name.

         The Chase Manhattan Bank ("Chase"), 4 Chase Metrotech Center, Brooklyn, NY 11245 is custodian of the Fund's securities and cash. As custodian for the Fund, Chase maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.

Capitalization
         The Trust currently offers one series of shares, Delaware Tax-Free Pennsylvania Fund. The Fund currently offers three classes of shares and has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. All shares have equal voting rights, except as noted below, no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable.

         Class A Shares, Class B Shares and Class C Shares represent a proportionate interest in the assets of the Fund and have the same voting and other rights and preferences, as the other classes of the Fund. As a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares of the Fund may vote on any proposal to increase materially the fees to be paid by the Fund under the Plan relating to Class A Shares. General expenses of the Fund will be allocated on a pro-rata basis to the Classes according to asset size, except that expenses of the Rule 12b-1 Plans of Class A Shares, Class B Shares and Class C Shares will be allocated solely to those classes.

         Prior to September 2, 1997, Delaware Group State Tax-Free Income Trust was known as DMC Tax-Free Income Trust - Pennsylvania. From May 18, 1992 to August 29, 1997, DMC Tax-Free Income Trust-Pennsylvania was known as and did business as Tax-Free Pennsylvania Fund. Prior to May 2, 1994, Tax-Free Pennsylvania Fund A Class was known as Tax-Free Pennsylvania Fund.

Noncumulative Voting
         The Trust's shares have noncumulative voting rights which means that the holders of more than 50% of the shares of the Trust voting for the election of directors can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.


FINANCIAL STATEMENTS


         Ernst & Young LLP serves as the independent auditors for Delaware Group State Tax-Free Income Trust and, in its capacity as such, audits the annual financial statements of the Fund. The Fund's Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended February 28, 2001, are included in the Fund's Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the report of Ernst & Young LLP listed above are incorporated by reference from the Annual Report into this Part B.

APPENDIX A - INVESTING IN PENNSYLVANIA TAX-EXEMPT OBLIGATIONS

         The following information constitutes only a brief summary, does not purport to be a complete description, and is derived from official statements prepared in connection with the issuance of bonds and notes of the Commonwealth of Pennsylvania (the "Commonwealth") and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the Commonwealth or of local government units located in the Commonwealth. The Fund has not independently verified this information.

         The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

         The five-year period ending with fiscal 1999 was a time of economic growth with modest rates of growth at the beginning of the period and larger increases during the most recent years. Throughout the period, inflation has remained relatively low, helping to restrain expenditure growth. Favorable economic conditions have helped total revenues and other sources rise at an average annual rate of 4.3% (4.2% on a "GAAP" basis) during the period. Expenditures and other uses during the fiscal 1995 through fiscal 1999 period rose at a 4.8% (5% on an "GAAP" basis) average annual rate.

         The fund balance at June 30, 1999 totaled $2,863.4 million, an increase of $905 million over the $1,958.9 million balance at June 30, 1998. This fiscal 1999 year-ended unreserved-undesignated balance of $1,235.7 million is the largest balance recorded since GAAP reporting was instituted in 1984 for the Commonwealth.

         Operations during the 1998 fiscal year increased the unappropriated balance of Commonwealth revenues by $86.4 million to $488.7 million at June 30, 1998 (prior to transfers). Higher than estimated revenues, offset in part by increased reserves for tax refunds, and slightly lower expenditures than budgeted were responsible for the increase. Transfers to the Tax Stabilization Reserve Fund for fiscal 1998 operations will total $223.3 million consisting of $73.3 million representing the normal 15% of the ending unappropriated surplus balance, plus an additional $150 million authorized by the General Assembly when it enacted the fiscal 1999 budget. With these transfers, the balance in the Tax Stabilization Reserve Fund exceeds $668 million and represents 3.7% of fiscal 1998 revenues.

         Commonwealth revenues (prior to tax refunds) during the fiscal year totaled $18,123.2 million, $676.1 million (3.9%) above the estimate made at the time the budget was enacted. Tax revenue in fiscal 1998 grew 4.8% over tax revenues during fiscal 1997. This rate of increase includes the effect legislated tax reductions that affected receipts during both fiscal years and therefore understates the actual underlying rate of growth of tax revenue for fiscal 1998.

         Expenditures from all fiscal 1998 appropriations (excluding pooled financing expenditures and net of current year lapses) totaled $17,229.8 million. This represents an increase of 4.5% over fiscal 1997 appropriations expenditures. Lapses of appropriation authority during the fiscal year totaled $161.8 million including $58.8 million from fiscal 1998 appropriations. These appropriation lapses were used to fund $120.5 million of supplemental fiscal 1998 appropriations.

         For GAAP purposes, assets increased $705.1 million and liabilities rose by $111.1 million during the fiscal year. These changes contributed to a $310.3 million rise in the undesignated-unreserved balanced for June 30, 1998 to $497.6 million.

         The 1999 fiscal year ended with an unappropriated surplus (prior to transfers) of $702.9 million, an increase of $214.2 million from June 30, 1998. Transfers to the Tax Stabilization Reserve Fund totaled 255.4 million for fiscal 1999 consisting of $105.4 million representing the statutory 15% of fiscal year-end unappropriated surplus and an additional $150 million from the unappropriated surplus authorized by the General Assembly. The $447.5 million balance of the unappropriated surplus was carried over to fiscal year 2000. The higher unappropriated surplus was generated by tax revenues that were $712 million (3.9%) above estimate and $61 million of non-tax revenue (18.4%) above estimate. Higher than anticipated appropriation lapses also contributed to the higher surplus. A portion of the higher revenues and appropriation lapses were used for supplemental fiscal 1999 appropriations totaling $357.8 million. These supplemental appropriations represent expected one-time obligations. Including supplemental appropriations and net of appropriation lapses, expenditures for fiscal 1999 totaled $18,144.9 million, a 5.9% increase over expenditures during fiscal 1998.

         For GAAP purposes, assets increased $1,024 million in fiscal 1999 and liabilities rose $119.5 million. The increase in assets over liabilities for fiscal 1999 caused the fund balance as of June 30, 1999 to increase by $904.5 million over the fund balance as of June 30, 1998. The total fund balance as of June 30, 1999 was $2,863.4, the largest fund balance since audited GAAP reporting was instituted in 1984.

         The General Fund budget for the 2000 fiscal year was approved by the General Assembly in May 1999. The budget as adopted at that time included appropriations from Commonwealth revenues of $19,061.5 million and estimated revenues (net of estimated tax refunds and enacted tax changes) of $18,699.9 million. A partial draw down of the fiscal 1999 year-end balance is intended to fund the $361.6 million difference between estimated revenues and projected spending.

         The estimate of Commonwealth revenues for fiscal 2000 is based on an economic forecast for real gross domestic product to grow at a 1.4% rate from the second quarter of 1999 to the second quarter of 2000. Growth of real gross domestic product is expected to be restrained by a slowing of the rate of consumer spending to a level consistent with personal income gains and by smaller gains in business investment in response to falling capacity utilization and profits. Slowing economic growth is expected to cause the unemployment rate to rise through the fiscal year but inflation is expected to remain moderate. Trends for the Pennsylvania economy are expected to maintain their close association with national economic trends. Personal income growth is anticipated to remain slightly below that of the U.S. while the Pennsylvania unemployment rate is anticipated to be very close to the national rate.

         Commonwealth revenues (excluding the estimated cost of enacted tax reductions) are projected to increase by 2.8% over fiscal 1999 receipts. Appropriations from Commonwealth funds in the originally enacted budget increase by 3.8% over the fiscal 1999 appropriations. Enacted tax cuts for fiscal 2000 total an estimated $380.2 million in the General Fund.

         Subsequent to the enactment of the fiscal 2000 budget, $153.6 million of additional appropriations were authorized. In addition, the need for additional appropriations during the fiscal year of approximately $58.5 million has been identified but has not yet been authorized. All additional appropriations are anticipated to be able to be funded from lapses of appropriation authority during the fiscal year.

         Through December 1999, actual General Fund revenues have exceeded estimated receipts by $177 million (2.1%). In addition, according to a Pennsylvania Department of Revenue News Release date March 31, 2000, Secretary of Revenue Robert A. Judge, Sr. reported that the state collected $2.7 billion in General Fund revenues in March - $32.1 million (1.2%) more than anticipated. Fiscal year-to-date General Fund collections total $14.3 billion, which is $342.1 million (2.5%) above estimate.

         Pennsylvania is the fifth most populous state, behind California, New York, Texas and Florida. Pennsylvania has historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified economic base. The economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major source of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.

         Non-agricultural employment in Pennsylvania over the ten years ending in 1998 increased at an annual rate of 0.75%. This compares to a 0.29% for the Middle Atlantic region and 1.72% for the United States as a whole during the period 1989 through 1998. For the five years ending with 1998, employment in the Commonwealth has increased 7.0%. The growth in employment during this period is higher than the 2.7% growth in the Middle Atlantic region. The unemployment rate in Pennsylvania for December 1999 stood at a seasonably adjusted rate of 4.1% the same rate for the United States.

         The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster; (ii) electorate-approved debt; (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.

         Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania's General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 1999, the Commonwealth had $4,924.5 million of general obligation debt outstanding.

         Other state-related obligations include "moral obligations." Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency ("PHFA"), a state-created agency that provides financing for housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally handicapped. PHFA's bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.

         The Commonwealth, through several of its departments and agencies, has entered into various agreements to lease, as lessee, certain real property and equipment, and to make lease payments for the use of such property and equipment. Some of these leases and their respective lease payments are, with Commonwealth approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments due from Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.

         Certain state-created agencies have statutory authorization to incur debt for which state appropriations to pay debt service thereon is not required. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not a statutory or moral obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Pennsylvania appropriations. In addition, the Commonwealth maintains pension plans covering state employees, public school employees and employees of certain state-related organizations.

         The Pennsylvania Intergovernmental Cooperation Authority ("PICA") was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying fiscal emergencies. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on June 15, 1999.

         No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,014.1 million in special revenue bonds outstanding as of June 30, 1999.

         There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth are pending, some of which, if decided adversely to the Commonwealth, could have a material adverse impact on governmental operations.

APPENDIX B--DESCRIPTION OF RATINGS

         The following paragraphs contain excerpts from Moody's and S&P's rating descriptions. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high yield securities.

General Rating Information

MOODY'S INVESTORS SERVICE, INC.

BOND RATINGS

--------------------------------------------------------------------------------
Aaa:                 Bonds which are rated Aaa are judged to be of the
                     best quality. They carry the smallest degree of
                     investment risk and are generally referred to as
                     "gilt edge." Interest payments are protected by a
                     large or by an exceptionally stable margin and
                     principal is secure. While the various protective
                     elements are likely to change, such changes as can
                     be visualized are most unlikely to impair the
                     fundamentally strong position of such issues.
--------------------------------------------------------------------------------
Aa:                  Bonds which are rated Aa are judged to be of high
                     quality by all standards. Together with the Aaa
                     group they comprise what are generally known as
                     high grade bonds. They are rated lower than Aaa
                     bonds because margins of protection may not be as
                     large as in Aaa securities or fluctuation of
                     protective elements may be of greater amplitude or
                     there may be other elements which make the long
                     term risks appear somewhat larger than in Aaa
                     securities.
--------------------------------------------------------------------------------
A:                   Bonds which are rated A possess many favorable
                     investment attributes and are considered as upper
                     medium grade obligations. Factors giving security
                     to principal and interest are considered adequate
                     but elements may be present which suggest a
                     susceptibility to impairment sometime in the
                     future.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Baa:                 Bonds that are rated Baa are considered medium
                     grade obligations, i.e., they are neither highly
                     protected nor poorly secured. Interest payments
                     and principal security appear adequate for the
                     present but certain protective elements may be
                     lacking or may be characteristically unreliable
                     over any great length of time. Such bonds lack
                     outstanding investment characteristics and in fact
                     have speculative characteristics as well.
--------------------------------------------------------------------------------
Ba:                  Bonds which are rated Ba are judged to have
                     speculative elements; their future cannot be
                     considered as well assured. Often the protection
                     of interest and principal payments may be very
                     moderate, and thereby not well safeguarded during
                     both good and bad times over the future.
                     Uncertainty of position characterizes bonds in
                     this class.
--------------------------------------------------------------------------------
B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
--------------------------------------------------------------------------------
Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
--------------------------------------------------------------------------------
C:                   Bonds which are rated C are the lowest rated class
                     of bonds, and issues so rated can be regarded as
                     having extremely poor prospects of ever attaining
                     any real investment standing.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-TERM DEBT RATINGS
         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior obligations which have an original maturity not exceeding one year
--------------------------------------------------------------------------------
P-1:                 Issuers rated "PRIME-1" or "P-1" (or supporting
                     institutions) have superior ability for repayment of senior short-term debt obligations.
--------------------------------------------------------------------------------
P-2:                 Issuers rated "PRIME-2" or "P-2" (or supporting
                     institutions) have a strong ability for repayment of senior short-term debt obligations.
--------------------------------------------------------------------------------
P-3:                 Issuers rated "PRIME-3" or "P-3" (or supporting
                     institutions) have an acceptable ability for repayment of
                     senior short-term debt obligations.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MUNICIPAL NOTE RATINGS
         Issuers or the features associated with Moody's MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MIG 1/VMIG 1:        This designation denotes best quality. There is present
                     strong protection by established cash flows, superior
                     liquidity support, or demonstrated broad-based access to
                     the market for refinancing.
--------------------------------------------------------------------------------
MIG 2/VMIG 2:        This designation denotes high quality. Margins of
                     protection are ample although not so large as in the
                     preceding group.
--------------------------------------------------------------------------------
MIG 3/VMIG 3:        This designation denotes favorable quality. All security
                     elements are accounted for but there is lacking the
                     undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for
                     refinancing is likely to be less well established.
--------------------------------------------------------------------------------
MIG 4/VMIG 4:        This designation denotes adequate quality. Protection
                     commonly regarded as required of an investment security is present and although not distinctly or predominantly
                     speculative, there is specific risk.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
STANDARD & POOR'S

BOND RATINGS
--------------------------------------------------------------------------------
AAA:                 Highest grade obligations; extremely strong capacity to pay principal and interest.
--------------------------------------------------------------------------------
AA:                  Also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree;
                     very strong capacity to pay principal and interest.
--------------------------------------------------------------------------------
A:                   Strong ability to pay interest and repay principal;
                     somewhat more susceptible to the adverse effects of
                     changing circumstances and economic conditions although
                     more susceptible to changes in circumstances.
--------------------------------------------------------------------------------
BBB:                 Regarded as having an adequate capacity to pay interest and repay principal; normally exhibit adequate protection
                     parameters, but adverse economic conditions or changing
                     circumstances more likely to lead to weakened capacity to
                     pay principal and interest than for higher-rated bonds.
--------------------------------------------------------------------------------
BB, B,               Regarded, on balance, as having significant speculative
CCC, CC              characteristics. BB indicates the least degree of
and C                speculation the highest degree of speculation. While such
                     debt will and C likely and some quality and protective
                     characteristics, these are outweighed by large
                     uncertainties or major risk exposures to adverse
                     conditions.
--------------------------------------------------------------------------------
D:                   In default.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FITCH IBCA, INC.
--------------------------------------------------------------------------------
AAA                  Highest quality; obligor has exceptionally strong ability
                     to pay interest and repay principal, which is unlikely to
                     be affected by reasonably foreseeable events.
--------------------------------------------------------------------------------
AA                   Very high quality; obligor's ability to pay interest and
                     repay principal is very strong. Because bonds rated in the
                     AAA and AA categories are not significantly vulnerable to
                     foreseeable future developments, short-term debt of these
                     issuers is generally rated F-1+.
--------------------------------------------------------------------------------
A                    High quality; obligor's ability to pay interest and repay
                     principal is considered to be strong, but may be more
                     vulnerable to adverse changes in economic conditions and
                     circumstances than higher-rated bonds.
--------------------------------------------------------------------------------
BBB                  Satisfactory credit quality; obligor's ability to pay
                     interest and repay principal is considered adequate.
                     Unfavorable changes in economic conditions and
                     circumstances are more likely to adversely affect these
                     bonds and impair timely payment. The likelihood that the
                     ratings of these bonds will fall below investment grade is higher than for higher-rated bonds.
--------------------------------------------------------------------------------
BB,                  Not investment grade; predominantly speculative with
CCC,                 respect to the issuer's capacity to repay interest and
CC, C                repay principal in accordance with the terms of the
                     obligation for bond issues not in default. BB is the least speculative. C is the most speculative.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
COMMERCIAL PAPER RATINGS
         S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days.
--------------------------------------------------------------------------------
A-1:                 The A-1 designation indicates that the degree of safety
                     regarding timely payment is strong. A plus (+) designation is applied only to those issues rated A-1 which possess
                     extremely strong characteristics.
--------------------------------------------------------------------------------
A-2:                 Capacity for timely payment on issues with the designation
                     A-2 is satisfactory, however, the relative degree of safely is not as high as for issues designated A-1.
--------------------------------------------------------------------------------
A-3:                 Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to
                     the adverse effects of changes in circumstances than
                     obligations carrying the higher designations.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
MUNICIPAL NOTE RATINGS
                  An S&P municipal note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

         Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

--------------------------------------------------------------------------------
SP-1:                Strong capacity to pay principal and interest. Those issues determined to possess very strong safety characteristics
                     will be given a plus (+) designation.
--------------------------------------------------------------------------------
SP-2:                Satisfactory capacity to pay principal and interest, with
                     some vulnerability to adverse financial and economic
                     changes over the term of the notes.
--------------------------------------------------------------------------------
SP-3:                Speculative capacity to pay principal and interest.
--------------------------------------------------------------------------------

APPENDIX C--INVESTMENT OBJECTIVES OF THE FUNDS IN THE DELAWARE INVESTMENTS
            FAMILY

         Following is a summary of the investment objectives of the funds in the Delaware Investments family:

Delaware Balanced Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. As a balanced fund, the fund invests at least 25% of its assets in fixed-income securities and the remaining in equity securities. Delaware Devon Fund seeks total return. It will invest primarily in common stocks. It will focus on common stocks that the manager believes to have potential for above-average earnings per share growth over time.

         Delaware Trend Fund seeks capital appreciation by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential. Delaware Technology and Innovation Fund seeks to provide long-term capital growth by investing primarily in stocks the investment adviser believes will benefit from technological advances and improvements. Delaware American Services Fund seeks to provide long-term capital growth. It invests primarily in stocks of U.S. companies in the financial services, business services and consumer services sectors.

         Delaware Small Cap Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         Delaware Growth Opportunities Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

        Delaware Decatur Equity Income Fund seeks high current income and capital appreciation. It invests primarily in dividend-paying stocks of large, well-established companies. Delaware Growth and Income Fund seeks capital appreciation with current income as a secondary objective. It invests primarily in common stocks of large, well-established companies. Delaware Blue Chip Fund seeks to achieve long-term capital appreciation. Current income is a secondary objective. It seeks to achieve these objectives by investing primarily in equity securities and any securities that are convertible into equity securities. Delaware Social Awareness Fund seeks to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

         Delaware Delchester Fund seeks as high a current income as possible by investing principally in high yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Delaware Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities. Delaware High-Yield Opportunities Fund seeks to provide investors with total return and, as a secondary objective, high current income. Delaware Corporate Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds. Delaware Extended Duration Bond Fund seeks to provide investors with total return by investing primarily in corporate bonds

         Delaware American Government Bond Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Delaware Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities.

         Delaware Cash Reserve Fund seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

         REIT Fund seeks to achieve maximum long-term total return with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

         Delaware Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Delaware Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Delaware Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Delaware Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital. Delaware Tax-Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and New Jersey state and local taxes, consistent with preservation of capital.

         Foundation Funds are "fund of funds" which invest in other funds in the Delaware Investments family (referred to as "Underlying Funds"). Foundation Funds Delaware Income Portfolio seeks a combination of current income and preservation of capital with capital appreciation by investing primarily in a mix of fixed income and domestic equity securities, including fixed income and domestic equity Underlying Funds. Foundation Funds Delaware Balanced Portfolio seeks capital appreciation with current income as a secondary objective by investing primarily in domestic equity and fixed income securities, including domestic equity and fixed income Underlying Funds. Foundation Funds Delaware Growth Portfolio seeks long-term capital growth by investing primarily in equity securities, including equity Underlying Funds, and, to a lesser extent, in fixed income securities, including fixed-income Underlying Funds. Delaware S&P 500 Index Fund seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index, which emphasizes large U.S. companies.

         Delaware International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Delaware Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Delaware Global Equity Fund seeks to achieve long-term total return by investing in global securities that provide the potential for capital appreciation and income. Delaware Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

         Delaware U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. Delaware Overseas Equity Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. Delaware New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin.

         Delaware Group Premium Fund offers various funds available exclusively as funding vehicles for certain insurance company separate accounts. Balanced Series seeks a balance of capital appreciation, income and preservation of capital. As a "balanced" fund, the Series invests at least 25% of its assets in fixed-income securities and the remainder primarily in equity securities. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Cash Reserve Series is a money market fund which seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Convertible Securities Series--seeks a high level of total return on its assets through a combination of capital appreciation and current income. The Series intends to pursue its investment objective by investing primarily in convertible securities. Devon Series seeks total return. The Series will seek to achieve its objective by investing primarily in common stocks, with a focus on common stocks that the investment manager believes have the potential for above-average earnings per share growth over time. Emerging Markets Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of issuers located or operating in emerging countries. Global Bond Series seeks current income consistent with preservation of principal by investing primarily in fixed-income securities that may also provide the potential for capital appreciation. The Series will invest in fixed-income securities of issuers from at least three different countries, one of which may be the United States. Growth and Income Series seeks capital appreciation with current income as a secondary objective. It invests primarily in common stocks of large, well-established companies. Growth Opportunities Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. High Yield Series seeks total return and, as a secondary objective, high current income. It seeks to achieve its objective by investing primarily in high-yield corporate bonds. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers providing the potential for capital appreciation and income. REIT Series seeks to achieve maximum long-term total return. Capital appreciation is a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. Select Growth Series seeks long-term capital appreciation. The Series attempts to achieve its investment objective by investing primarily in equity securities of companies of all sizes which the manager believes have the potential for high earnings growth. Small Cap Value Series seeks capital appreciation by investing primarily in small cap common stocks whose market value appears low relative to their underlying value or future earnings and growth potential. Social Awareness Series seeks to achieve long-term capital appreciation. The Series seeks to achieve its objective by investing primarily in equity securities of medium- to large-sized companies expected to grow over time that meet the Series' "Social Criteria" strategy. Strategic Income Series seeks high current income and total return. The Series seeks to achieve its objective by using a multi-sector investment approach, investing primarily in three sectors of the fixed-income securities markets: high-yield, higher risk securities; investment grade fixed-income securities; and foreign government and other foreign fixed-income securities. Technology and Innovation Series seeks to provide long-term capital growth. The Series invest primarily in stocks that the manager believes will benefit from technological advances and improvements. Trend Series seeks long-term capital appreciation by investing primarily in small cap common stocks and convertible securities of emerging and other growth-oriented companies. U.S. Growth Series seeks to maximize capital appreciation. The Series seeks to achieve its objective by investing primarily in stocks of companies of all sizes. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry.

         Delaware U.S. Government Securities Fund seeks to provide a high level of current income consistent with the prudent investment risk by investing in U.S. Treasury bills, notes, bonds, and other obligations issued or unconditionally guaranteed by the full faith and credit of the U.S. Treasury, and repurchase agreements fully secured by such obligations.

         Delaware Tax-Free Arizona Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Minnesota Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Minnesota Intermediate Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with preservation of capital. The Fund seeks to reduce market risk by maintaining an average weighted maturity from five to ten years.

         Delaware Tax-Free California Insured Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Florida Insured Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Florida Fund seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital. The Fund will seek to select investments that will enable its shares to be exempt from the Florida intangible personal property tax. Delaware Tax-Free Kansas Fund seeks to provide a high level of current income exempt from federal income tax, the Kansas personal income tax and the Kansas intangible personal property tax, consistent with the preservation of capital. Delaware Tax-Free Missouri Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Missouri personal income tax, consistent with the preservation of capital. Delaware Tax-Free New Mexico Fund seeks to provide a high level of current income exempt from federal income tax and the New Mexico personal income tax, consistent with the preservation of capital. Delaware Tax-Free Oregon Insured Fund seeks to provide a high level of current income exempt from federal income tax and the Oregon personal income tax, consistent with the preservation of capital.

         Delaware Tax-Free Arizona Fund seeks to provide a high level of current income exempt from federal income tax and the Arizona personal income tax, consistent with the preservation of capital. Delaware Tax-Free California Fund seeks to provide a high level of current income exempt from federal income tax and the California personal income tax, consistent with the preservation of capital. Delaware Tax-Free Iowa Fund seeks to provide a high level of current income exempt from federal income tax and the Iowa personal income tax, consistent with the preservation of capital. Delaware Tax-Free Idaho Fund seeks to provide a high level of current income exempt from federal income tax and the Idaho personal income tax, consistent with the preservation of capital. Delaware Minnesota High-Yield Municipal Bond Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax primarily through investment in medium and lower grade municipal obligations. Delaware National High-Yield Municipal Fund seeks to provide a high level of income exempt from federal income tax, primarily through investment in medium and lower grade municipal obligations. Delaware Tax-Free New York Fund seeks to provide a high level of current income exempt from federal income tax and the personal income tax of the state of New York and the city of New York, consistent with the preservation of capital. Delaware Tax-Free Wisconsin Fund seeks to provide a high level of current income exempt from federal income tax and the Wisconsin personal income tax, consistent with the preservation of capital. Delaware Montana Municipal Bond Fund seeks as high a level of current income exempt from federal income tax and from the Montana personal income tax, as is consistent with preservation of capital.

         Delaware Tax-Free Colorado Fund seeks to provide a high level of current income exempt from federal income tax and the Colorado personal income tax, consistent with the preservation of capital.

         Delaware Select Growth Fund seeks long-term capital appreciation, which the Fund attempts to achieve by investing primarily in equity securities believed to have the potential for high earnings growth. Although the Fund, in seeking its objective, may receive current income from dividends and interest, income is only an incidental consideration in the selection of the Fund's investments. Delaware Growth Stock Fund has an objective of long-term capital appreciation. The Fund seeks to achieve its objective from equity securities diversified among individual companies and industries. Delaware Tax-Efficient Equity Fund seeks to obtain for taxable investors a high total return on an after-tax basis. The Fund will attempt to achieve this objective by seeking to provide a high long-term after-tax total return through managing its portfolio in a manner that will defer the realization of accrued capital gains and minimize dividend income.

         Delaware Tax-Free Minnesota Fund seeks to provide a high level of current income exempt from federal income tax and the Minnesota personal income tax, consistent with the preservation of capital. Delaware Tax-Free North Dakota Fund seeks to provide a high level of current income exempt from federal income tax and the North Dakota personal income tax, consistent with the preservation of capital.

         For more complete information about any of the funds in the Delaware Investments family, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus

                                     PART C

                                Other Information


Item 23. Exhibits

         (a)     Agreement and Declaration of Trust.

                 (1) Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 44 filed February 29, 2000.

                 (2) Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 44 filed February 29, 2000.

         (b) By-Laws. By-Laws (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 44 filed February 29, 2000.

         (c)     Copies of All Instruments Defining the Rights of Holders.

                 (1) Agreement and Declaration of Trust. Articles III, V and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 44 filed February 29, 2000.

                 (2) By-Laws. Article II of By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 44 filed February 29, 2000.

         (d)     Investment Management Agreement.

                 (1) Executed Investment Management Agreement (May 1, 2000) between Delaware Management Company and the Registrant on behalf of each Fund attached as Exhibit.

         (e)     (1)  Distribution Agreement.

                      (i) Executed Distribution Agreement (April 3, 1995) between Delaware Distributors, L.P. and the Registrant on behalf of Tax-Free Pennsylvania Fund incorporated into this filing by reference to Post-Effective Amendment No. 35 filed November 27, 1995.

                      (ii) Executed Distribution Agreement (September 2, 1997) between Delaware Distributors, L.P. and the Registrant on behalf of Tax-Free New Jersey Fund incorporated into this filing by reference to Post-Effective Amendment No. 40 filed March 31, 1998.

                      (iii) Executed Adoption Agreement (May 1, 2000) relating to Distribution Agreements between Distributors, L.P. and the Registrant attached as Exhibit.

                      (iv) Form of Financial Intermediary Distribution Agreement (January 2001) between Delaware Distributors, L.P. and Lincoln Financial Distributors, Inc. on behalf of the Registrant attached as Exhibit.

                 (2) Administration and Service Agreement. Form of Administration and Service Agreement (as amended November
                      1995) incorporated into this filing by reference to Post-Effective Amendment No. 35 filed November 27, 1995.

                 (3)  Dealer's Agreement. Dealer's Agreement attached as
                      Exhibit.

                 (4) Mutual Fund Agreement. Form Mutual Fund Agreement for the Delaware Group of Funds (as amended November 1995) (Module) incorporated into this filing by reference to Post-Effective Amendment No. 36 filed April 29, 1996.

         (f)     Inapplicable.

         (g)     Custodian Agreement.

                 (1) Executed Custodian Agreement (May 1, 1996) between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 40 filed March 31, 1998.

                      (i) Executed Letter (September 2, 1997) to add Delaware Tax-Free New Jersey to Custodian Agreement between The Chase Manhattan Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 40 filed March 31, 1998.

         (h)     Other Material Contracts.

                 (1)  Executed Shareholder Services Agreement (September 2,
                      1997) between Delaware Service Company, Inc. and the Registrant on behalf of each Fund incorporated into this filing by reference to Post-Effective Amendment No. 40 filed March 31, 1998.

                 (2) Executed Adoption Agreement (May 1, 2000) relating to Shareholder Services Agreement between Delaware Service Company, Inc. and the Registrant attached as Exhibit.

                 (3) Executed Fund Accounting Agreement (August 19, 1996) between Delaware Service Company, Inc. and the Registrant (formerly DMTC Tax-Free Income Trust - Pennsylvania) on behalf of Delaware Tax-Free Pennsylvania Fund incorporated into this filing by reference to Post-Effective Amendment No. 40 filed March 31, 1998.

                      (i) Executed Amendment No. 7 (October 14, 1997) to Delaware Group of Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 40 filed March 31, 1998.

                      (ii) Executed Amendment No. 7 (December 18, 1997) to Delaware Group of Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 40 filed March 31, 1998.

         (i) Opinion of Counsel. Incorporated into this filing by reference to Post-Effective Amendment No. 44 filed February 29, 2000.

         (j)     Consent and Report of Auditors. Attached as Exhibit.

         (k-l)   Inapplicable.

         (m)     Plans under Rule 12b-1.

                 (1)  Form of Plan under Rule 12b-1 for Class A (November 29,
                      1995) on behalf of Tax-Free Pennsylvania Fund incorporated into this filing by reference to Post-Effective Amendment No. 35 filed November 27, 1995.

                 (2)  Form of Plan under Rule 12b-1 for Class B (November 29,
                      1995) on behalf of Tax-Free Pennsylvania Fund incorporated into this filing by reference to Post-Effective Amendment No. 35 filed November 27, 1995.

                 (3)  Form of Plan under Rule 12b-1 for Class C (November 29,
                      1995) on behalf of Tax-Free Pennsylvania Fund incorporated into this filing by reference to Post-Effective Amendment No. 35 filed November 27, 1995.

                 (4) Plan under Rule 12b-1 for Class A (September 2, 1997) on behalf of Tax-Free New Jersey Fund incorporated into this filing by reference to Post-Effective Amendment No. 40 filed March 31, 1998.

                 (5) Plan under Rule 12b-1 for Class B (September 2, 1997) on behalf of Tax-Free New Jersey Fund incorporated into this filing by reference to Post-Effective Amendment No. 40 filed March 31, 1998.

                 (6) Plan under Rule 12b-1 for Class C (September 2, 1997) on behalf of Tax-Free New Jersey Fund incorporated into this filing by reference to Post-Effective Amendment No. 40 filed March 31, 1998.

         (n)     Plan under Rule 18f-3. Attached as Exhibit.

         (o)     Inapplicable.

         (p)     Code of Ethics.

                 (1) Code of Ethics for the Registrant, Delaware Management Company, a series of Delaware Management Business Trust, and Delaware Distributors, L.P. incorporated into this filing by reference to Post-Effective Amendment No. 45 filed April 28, 2000.

                 (2) Code of Ethics for Lincoln Financial Distributors, Inc. attached as Exhibit.

         (q)     Trustees' Power of Attorney. Attached as Exhibit.

Item 24. Persons Controlled by or under Common Control with Registrant.  None.

Item 25. Indemnification. Article VI of the By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 44 filed February 29, 2000.

Item 26. Business and Other Connections of Investment Adviser.

         (a) Delaware Management Company (the "Manager"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-adviser to certain of the other funds in the Delaware Investments family (Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group Cash Reserve, Delaware Group Tax-Free Fund, Delaware Group Tax-Free Money Fund, Delaware Group Premium Fund, Delaware Group Global & International Funds, Delaware Group Adviser Funds, Delaware Group Dividend and Income Fund, Inc., Delaware Group Global Dividend and Income Fund, Inc., Delaware Group Foundation Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Tax-Free Funds, Voyageur Funds, Voyageur Insured Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Arizona Municipal Income Fund, Inc., Voyageur Colorado Insured Municipal Income Fund, Inc., Voyageur Florida Insured Municipal Income Fund, Voyageur Minnesota Municipal Fund, Voyageur Minnesota Municipal Fund II, Inc. and Voyageur Minnesota Municipal Fund III, Inc.). In addition, certain officers of the Manager also serve as trustees of the other funds in the Delaware Investments family, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's indirect parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 27 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

         The following persons serving as officers of the Manager have held the following positions during the past two years:

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
Charles E. Haldeman, Jr. (1)                      Chief Executive Officer of Delaware Management Company (a series of Delaware
                                                  Management Business Trust); President, Chief Executive Officer and
                                                  Director/Trustee of Delaware Management Holdings, Inc., DMH Corp., Delvoy,
                                                  Inc., Delaware Management Company, Inc., Delaware Management Business Trust,
                                                  Delaware International Holdings Ltd. and Lincoln National Investment
                                                  Companies, Inc.; Director of Delaware Service Company, Inc., Delaware Capital
                                                  Management, Inc., Retirement Financial Services, Inc., Delaware Distributors,
                                                  Inc.; Chairman and Director of Delaware International Advisers Ltd.; Chief
                                                  Executive Officer of Delaware General Management, Inc. and Vantage Investment
                                                  Advisers (a series of Delaware Management Business Trust); President and Chief
                                                  Executive Officer of Delaware Lincoln Cash Management and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust);
                                                  Chairman of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
David K. Downes                                   President of Delaware Management Company (a series of Delaware Management
                                                  Business Trust); President and Director of Delaware Management Company, Inc.;
                                                  President/Chief Executive Officer and Director of Delaware Capital Management,
                                                  Inc.; Chairman/President/Chief Executive Officer and Director of Delaware
                                                  Service Company, Inc.; President/Chief Operating Officer/Chief Financial
                                                  Officer and Director of Delaware International Holdings Ltd.; President, Chief
                                                  Operating Officer and Director of Delaware General Management, Inc.; Chairman
                                                  and Director of Delaware Management Trust Company and Retirement Financial
                                                  Services, Inc.; Executive Vice President/ Chief Operating Officer/Chief
                                                  Financial Officer of Delaware Management Holdings, Inc., Founders CBO
                                                  Corporation and Delaware Investment Advisers, Delaware Lincoln Investment
                                                  Adviser and Vantage Investment Advisers (each a series of Delaware Management
                                                  Business Trust) and Delaware Distributors, L.P.; Executive Vice
                                                  President/Chief Operating Officer/Chief Financial Officer and Director/Trustee
                                                  of DMH Corp.; Founders Holdings, Inc., Delvoy, Inc., Delaware Management
                                                  Business Trust and Lincoln National Investment Companies, Inc.; Director of
                                                  Delaware International Advisers Ltd.; Executive Vice President/Chief Operating
                                                  Officer of Delaware Lincoln Cash Management (a series of Delaware Management
                                                  Business Trust); President/Chief Executive Officer/Chief Financial Officer and
                                                  Trustee/Director of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
John C. E. Campbell                               Executive Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Investment
                                                  Advisers and Vantage Investment Advisers (each a series of Delaware Management
                                                  Business Trust); and Retirement Financial Services, Inc.; Director of Delaware
                                                  International Advisers Ltd.
----------------------------------------------------------------------------------------------------------------------------------
William E. Dodge (2)                              Executive Vice President/Chief Investment Officer, Equity of Delaware
                                                  Management Company (a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc. and Lincoln National Investment Companies, Inc.;
                                                  Executive Vice President of Delaware Management Business Trust, and Delaware
                                                  Capital Management, Inc.; President/Chief Investment Officer, Equity of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  President of Vantage Investment Advisers (a series of Delaware Management
                                                  Business Trust); Executive Vice President/ Chief Investment Officer, Equity of
                                                  each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Jude T. Driscoll (3)                              Executive Vice President/Head of Fixed-Income of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and Lincoln National Investment
                                                  Companies, Inc.; Executive Vice President of Delaware Management Business
                                                  Trust, Delaware Management Holdings, Inc., Delaware Capital Management, Inc.
                                                  and Delaware Lincoln Cash Management (a series of Delaware Management Business
                                                  Trust); Executive Vice President/Head of Fixed-Income of each fund in the
                                                  Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------

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                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery                               Executive Vice President/General Counsel/Chief Administrative Officer of
                                                  Delaware Management Company, Delaware Investment Advisers, Delaware Lincoln
                                                  Cash Management, Delaware Lincoln Investment Advisers and Vantage Investment
                                                  Advisers (each a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc. and Lincoln National Investment Companies, Inc.;
                                                  Executive Vice President/General Counsel of Founders CBO Corporation;
                                                  Executive Vice President/General Counsel and Director of Delaware
                                                  International Holdings Ltd.; Founders Holdings, Inc.; Executive Vice
                                                  President/General Counsel/Chief Administrative Officer and Director/Trustee of
                                                  Delvoy, Inc., DMH Corp., Delaware Management Company, Inc., Delaware
                                                  Management Business Trust, Delaware Service Company, Inc., Delaware Capital
                                                  Management, Inc., Retirement Financial Services, Inc., Delaware Management
                                                  Trust Company, Delaware General Management, Inc.; President/Chief Executive
                                                  Officer and Director of Delaware Distributors, Inc.; President/Chief Executive
                                                  Officer of Delaware Distributors, L.P.; Director of Delaware International
                                                  Advisers Ltd. and HYPPCO Finance Company Ltd.; Executive Vice
                                                  President/General Counsel of each fund in the Delaware Investments family

                                                  Limited Partner of Stonewall Links, L.P. since 1991, Bulltown Rd., Elverson,
                                                  PA; Director and Member of Executive Committee; Membership Officer of
                                                  Stonewall Links, Inc. since 1991, Bulltown Rd., Elverson, PA
----------------------------------------------------------------------------------------------------------------------------------
Gerald S. Frey                                    Managing Director/Chief Investment Officer, Growth Investing of Delaware
                                                  Management Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust, Delaware Capital Management, Inc. and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Douglas L. Anderson                               Senior Vice President/Operations of Delaware Management Company (a series of
                                                  Delaware Management Business Trust); Senior Vice President/Operations of
                                                  Delaware Service Company, Inc., Retirement Financial Services, Inc., Delaware
                                                  Distributors and Delaware Distributors, L.P.; Senior Vice President/Operations
                                                  and Director of Delaware Management Trust Company
----------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof                                 Senior Vice President/Investment Accounting of Delaware Management Company,
                                                  Delaware Lincoln Investment Advisers and Vantage Investment Advisers (each a series of Delaware Management Business Trust), Delaware Service Company, Inc.,
                                                  Delaware Capital Management, Inc., Delaware Distributors L.P. and Founders
                                                  Holdings, Inc.; Senior Vice President/Treasurer/ Investment Accounting of
                                                  Delaware Investment Advisers (a series of Delaware Management Business Trust);
                                                  Senior Vice President/Manager of Investment Accounting of Delaware
                                                  International Holdings, Inc.; Senior Vice President/Assistant Treasurer of
                                                  Founders CBO Corporation; Senior Vice President/Treasurer of each fund in the
                                                  Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Lisa O. Brinkley                                  Senior Vice President/Compliance Director of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Cash Management, Delaware
                                                  Lincoln Investment Advisers and Vantage Investment Advisers (each a series of
                                                  Delaware Management Business Trust), Delaware Management Holdings, Inc., DMH
                                                  Corp.; Delvoy, Inc., Delaware Management Company, Inc., Delaware Management
                                                  Business Trust, Delaware Service Company, Inc., Delaware Capital Management,
                                                  Inc., Retirement Financial Services, Inc., Delaware Distributors, Inc.,
                                                  Delaware Distributors, L.P., Delaware General Management, Inc. and Lincoln
                                                  National Investment Companies, Inc.; Senior Vice President/Compliance
                                                  Director/Assistant Secretary of Delaware Management Trust Company; Senior Vice
                                                  President/Compliance Director of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------

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                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
Joshua Brooks                                     Senior Vice President/Deputy Chief Investment Officer, Value Investing of
                                                  Delaware Management Company, Delaware Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Robert J. DiBraccio                               Senior Vice President/Head of Equity Trading of Delaware Management Company,
                                                  Delaware Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and
                                                  Delaware Capital Management, Inc.

----------------------------------------------------------------------------------------------------------------------------------
Timothy G. Connors                                Senior Vice President/Director of Research, Fundamental of Delaware Management
                                                  Company, Delaware Investment Advisers and Delaware Lincoln Investment Advisers
                                                  (each a series of Delaware Management Business Trust) and for each fund in the
                                                  Delaware Investments family; Managing Director of Vantage Investment Advisers
                                                  (a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Patrick P. Coyne                                  Senior Vice President/Senior Portfolio Manager of Delaware Management Company
                                                  and Delaware Investment Advisers (each a series of Delaware Management
                                                  Business Trust), Delaware Capital Management, Inc. and of each fund in the
                                                  Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
George E. Deming                                  Senior Vice President/Senior Portfolio Manager of Delaware Management Company
                                                  and Delaware Investment Advisers (each a series of Delaware Management
                                                  Business Trust); Director of Delaware International Advisers Ltd.; Senior Vice
                                                  President/Senior Portfolio Manager of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
James Paul Dokas                                  Senior Vice President/Director of Research, Quantitative of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family; Managing Director of Vantage
                                                  Investment Advisers (a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Roger A. Early                                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers and Vantage Investment Advisers (each a series of
                                                  Delaware Management Business Trust) and of each fund in the Delaware
                                                  Investments family
----------------------------------------------------------------------------------------------------------------------------------
John B. Fields                                    Senior Vice President/Senior Portfolio Manager of Delaware Management Company
                                                  and Delaware Investment Advisers (each a series of Delaware Management
                                                  Business Trust), Delaware Capital Management, Inc. and of each fund in the
                                                  Delaware Investments family; Trustee of Delaware Management Business Trust
----------------------------------------------------------------------------------------------------------------------------------
Susan L. Hanson                                   Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings                                Senior Vice President/Corporate Controller/Treasurer of Delaware Management
                                                  Company, Delaware Lincoln Cash Management, Delaware Lincoln Investment
                                                  Advisers and Vantage Investment Advisers (each a series of Delaware Management
                                                  Business Trust), Delaware Management Holdings, Inc., DMH Corp., Delaware
                                                  Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors,
                                                  Inc., Delaware Service Company, Inc., Delaware Capital Management, Inc.,
                                                  Delaware International Holdings Ltd., Delvoy, Inc. Founders Holdings, Inc.,
                                                  Delaware Management Business Trust, Delaware General Management, Inc. and
                                                  Lincoln National Investment Companies, Inc.; Executive Vice President/Chief
                                                  Financial Officer/Treasurer and Director of Delaware Management Trust Company;
                                                  Executive Vice President/Chief Financial Officer of Retirement Financial
                                                  Services, Inc.; Senior Vice President/Assistant Treasurer of Founders CBO
                                                  Corporation; Senior Vice President/Corporate Controller of Delaware Investment
                                                  Advisers (a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Joanne O. Hutcheson                               Senior Vice President/Human Resources of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers and Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delaware Management Holdings, Inc., DMH Corp.,
                                                  Delvoy, Inc., Delaware Management Company, Inc., Delaware Management Business
                                                  Trust, Delaware Service Company, Inc., Delaware Capital Management, Inc.,
                                                  Retirement Financial Services, Inc., Delaware Management Trust Company,
                                                  Delaware Distributors, Inc., Delaware Distributors, L.P., Delaware General
                                                  Management, Inc., Lincoln National Investment Companies, Inc. and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro                               Senior Vice President/Secretary/Deputy General Counsel of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Cash Management,
                                                  Delaware Lincoln Investment Advisers and Vantage Investment Advisers (each a series of Delaware Management Business Trust), Delaware Management Holdings,
                                                  Inc., DMH Corp., Delvoy, Inc., Delaware Management Company, Inc., Delaware
                                                  Management Business Trust, Delaware Service Company, Inc., Delaware Capital
                                                  Management, Inc., Retirement Financial Services, Inc., Founders Holdings,
                                                  Inc., Delaware General Management, Inc., Lincoln National Investment
                                                  Companies, Inc. and of each fund in the Delaware Investments family Senior
                                                  Vice President/ Secretary/General Counsel of Delaware Distributors, Inc.,
                                                  Delaware Distributors, L.P., Senior Vice President/Deputy General
                                                  Counsel/Assistant Secretary, Delaware International Holdings Ltd., and
                                                  Secretary of Founders CBO Corporation

                                                  General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane,
                                                  Philadelphia, PA.
----------------------------------------------------------------------------------------------------------------------------------
John J. O'Connor                                  Senior Vice President/Investment Accounting of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust), Delaware Service Company, Inc.
                                                  and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Paul M. Ross                                      Senior Vice President/Global Marketing & Client Services of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
James L. Shields                                  Senior Vice President/Chief Information Officer of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Investment Advisers
                                                  and Vantage Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Service Company, Inc., Delaware Capital Management Company,
                                                  Inc., Retirement Financial Services, Inc., and Delaware Distributors, L.P.
----------------------------------------------------------------------------------------------------------------------------------
Frank M. Staves                                   Senior Vice President/Client Services of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Gary T. Abrams                                    Vice President/Equity Trader of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Christopher S. Adams                              Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Peter C. Andersen (4)                             Vice President/Senior Portfolio Manager of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware
                                                  Investments family
----------------------------------------------------------------------------------------------------------------------------------
Damon J. Andres                                   Vice President/Portfolio Manager of Delaware Management Company and  Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Robert L. Arnold                                  Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and of each fund in the Delaware
                                                  Investments family
----------------------------------------------------------------------------------------------------------------------------------
Marshall T. Bassett                               Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Joseph Baxter (5)                                 Vice President/Senior Municipal Bond Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
----------------------------------------------------------------------------------------------------------------------------------
Christopher S. Beck                               Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and of each fund in the Delaware
                                                  Investments family

                                                  Trustee of New Castle County Pension Board since October 1992, Wilmington, DE
----------------------------------------------------------------------------------------------------------------------------------
Richard E. Biester                                Vice President/Equity Trader of Delaware Management Company, Delaware
                                                  Investment Advisers and Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Vincent A. Brancaccio                             Vice President/Senior Equity Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
----------------------------------------------------------------------------------------------------------------------------------
Ryan K. Brist (6)                                 Vice President/Portfolio Manager of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust) and of each fund in the Delaware
                                                  Investments family
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
Michael P. Buckley                                Vice President/Portfolio Manager/Senior Municipal Bond Analyst of Delaware
                                                  Management Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust) and each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
MaryEllen M. Carrozza                             Vice President/Client Services of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware General Management, Inc. and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Stephen R. Cianci                                 Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Donald M. Cobin (7)                               Vice President/Director of Research of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust) and of each fund in the Delaware
                                                  Investments family
----------------------------------------------------------------------------------------------------------------------------------
Mitchell L. Conery                                Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
David F. Connor (8)                               Vice President/Deputy General Counsel/Assistant Secretary of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Cash
                                                  Management and Delaware Lincoln Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delaware Management Business Trust, Delaware
                                                  Management Holdings, Inc., DMH Corp., Delvoy, Inc., Delaware Management
                                                  Company, Inc., Delaware Service Company, Inc., Delaware Capital Management,
                                                  Inc., Delaware Management Trust Company, Delaware Distributors, Inc., Delaware
                                                  Distributors, L.P., Retirement Financial Services, Inc., Lincoln National
                                                  Investment Companies, Inc. and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Nancy M. Crouse                                   Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investment family
----------------------------------------------------------------------------------------------------------------------------------
Michael J. Dugan                                  Vice President/Client Services of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Joel A. Ettinger                                  Vice President/Taxation of Delaware Management Company, Delaware Investment
                                                  Advisers, Delaware Lincoln Cash Management, Delaware Lincoln Investment
                                                  Advisers and Vantage Investment Advisers (each a series of Delaware Management
                                                  Business Trust), Delaware Management Holdings, Inc., DMH Corp., Delvoy, Inc.,
                                                  Delaware Management Company, Inc., Delaware Management Business Trust,
                                                  Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement
                                                  Financial Services, Inc., Delaware Distributors, Inc., Delaware Distributors,
                                                  L.P., Founders Holdings, Inc., Founders CBO Corporation; Delaware General
                                                  Management, Inc., Lincoln National Investment Companies, Inc. and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Phoebe W. Figland                                 Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Service Company, Inc. and of
                                                  each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Joseph Fiorilla                                   Vice President/Trading Operations of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers  (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
Charles E. Fish                                   Vice President/Senior Equity Trader of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust)
----------------------------------------------------------------------------------------------------------------------------------
James A. Furgele                                  Vice President/Investment Accounting of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Service Company, Inc. and of each fund in the Delaware
                                                  Investments family
----------------------------------------------------------------------------------------------------------------------------------
Stuart M. George                                  Vice President/Equity Trader of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Andrea Giles                                      Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Robert E. Ginsberg                                Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Investment Advisers and Vantage
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Barry Gladstein                                   Vice President/Equity Analyst of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Paul Grillo                                       Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and each fund in the Delaware
                                                  Investments family
----------------------------------------------------------------------------------------------------------------------------------
Brian T. Hannon                                   Vice President/Equity Analyst of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
John A. Heffern                                   Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Stuart N. Hosansky                                Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Francis J. Houghton, Jr. (9)                      Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust); Delaware General Management, Inc. and of each fund in the Delaware
                                                  Investments family
----------------------------------------------------------------------------------------------------------------------------------
Elizabeth H. Howell                               Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Christian Hyldahl (10)                            Vice President/Senior Equity Analyst of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Jeffrey W. Hynoski                                Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Cynthia Isom                                      Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
John B. Jares (11)                                Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Audrey E. Kohart                                  Vice President/Assistant Controller, Corporate Accounting of Delaware
                                                  Management Company and Delaware Investment Advisers (each a series of Delaware
                                                  Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Steven T. Lampe                                   Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Capital Management, Inc. and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Kevin S. Lee                                      Vice President/Assistant Controller of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers and Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delvoy, Inc., Delaware Management Company, Inc.,
                                                  Delaware Management Trust Company, Delaware Management Business Trust,
                                                  Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement
                                                  Financial Services, Inc., Delaware Distributors, L.P., Delaware Distributors,
                                                  Inc., Delaware General Management, Inc., Delaware Management Holdings, Inc.,
                                                  DMH Corp. and Lincoln National Investment Companies, Inc.
----------------------------------------------------------------------------------------------------------------------------------
SooHee Lee                                        Vice President/Client Services of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Michael E. Leverone (12)                          Vice President/Client Services of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Philip Y. Lin                                     Vice President/Assistant Secretary/Associate General Counsel of Delaware
                                                  Management Company, Delaware Investment Advisers and Delaware Lincoln
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement
                                                  Financial Services, Inc., Delaware Management Trust Company, Delaware
                                                  Distributors, L.P. and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Andrew M. McCullagh, Jr.                          Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Francis X. Morris                                 Vice President/Senior Portfolio Manager of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust), Delaware Capital Management, Inc. and of each fund in the Delaware
                                                  Investments family
----------------------------------------------------------------------------------------------------------------------------------
Michael Morris (13)                               Vice President/Senior Equity Analyst of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Robert A. Norton, Jr.                             Vice President/Equity Analyst of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Patrick J. O'Brien (14)                           Vice President/Senior Equity Analyst of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers and Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust) and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                  Positions and Offices with Delaware Management Company and its affiliates and
Name and Principal Business Address*              other Positions and Offices Held
----------------------------------------------------------------------------------------------------------------------------------
David P. O'Connor                                 Vice President/Assistant Secretary/Associate General Counsel of Delaware
                                                  Management Company, Delaware Investment Advisers, Delaware Lincoln Cash
                                                  Management, Delaware Lincoln Investment Advisers and Vantage Investment
                                                  Advisers (each a series of Delaware Management Business Trust), Delaware
                                                  Management Holdings, Inc., Delvoy, Inc., Delaware Service Company, Inc.;
                                                  Delaware Capital Management, Inc., Retirement Financial Services, Inc.,
                                                  Delaware Distributors, L.P., DMH Corp., Delaware Management Company, Inc.,
                                                  Delaware Management Business Trust, Lincoln National Investment Companies,
                                                  Inc. and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Tim Rabe (15)                                     Vice President/High-Yield Trader of Delaware Management Company, Delaware
                                                  Investment Advisers and Delaware Lincoln Investment Advisers (each a series of
                                                  Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Richard Salus                                     Vice President/Assistant Controller of Delaware Management Company, Delaware
                                                  Investment Advisers, Delaware Lincoln Cash Management, Delaware Lincoln
                                                  Investment Advisers and Vantage Investment Advisers (each a series of Delaware
                                                  Management Business Trust), Delvoy, Inc., Delaware Management Company, Inc.,
                                                  Delaware Management Trust Company, Delaware Management Business Trust,
                                                  Delaware Service Company, Inc., Delaware Capital Management, Inc., Retirement
                                                  Financial Services, Inc., Delaware Distributors, L.P., Delaware Distributors,
                                                  Inc., Delaware International Holdings Ltd., Delaware General Management, Inc.,
                                                  Delaware Management Holdings, Inc., DMH Corp. and Lincoln National Investment
                                                  Companies, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Robert D. Schwartz (16)                           Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust),
                                                  Delaware General Management, Inc. and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Richard D. Seidel                                 Vice President/Assistant Controller/Manager, Payroll of Delaware Management
                                                  Company, Delaware Investment Advisers, Delaware Lincoln Cash Management,
                                                  Delaware Lincoln Investment Advisers and Vantage Investment Advisers (each a series of Delaware Management Business Trust)
----------------------------------------------------------------------------------------------------------------------------------
Michael T. Taggart                                Vice President/Facilities & Administrative Services of Delaware Management
                                                  Company, Delaware Investment Advisers and Delaware Lincoln Investment
                                                  Advisers, (each a series of Delaware Management Business Trust), Delaware
                                                  Service Company, Inc., Delaware Distributors, L.P. and Delaware Distributors,
                                                  Inc.
----------------------------------------------------------------------------------------------------------------------------------
Ward W. Tatge (17)                                Vice President/Senior Research Analyst of Delaware Management Company,
                                                  Delaware Investment Advisers and Delaware Lincoln Investment Advisers, (each a series of Delaware Management Business Trust) and of each fund in the Delaware
                                                  Investments family
----------------------------------------------------------------------------------------------------------------------------------
Thomas J. Trotman                                 Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Lori P. Wachs                                     Vice President/Portfolio Manager of Delaware Management Company and Delaware
                                                  Investment Advisers (each a series of Delaware Management Business Trust) and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
Laura Wagner                                      Vice President/Investment Accounting of Delaware Management Company (a series of Delaware Management Business Trust), Delaware Service Company, Inc. and of
                                                  each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------
James J. Wright (18)                              Vice President/Senior Equity Analyst of Delaware Management Company and
                                                  Delaware Investment Advisers (each a series of Delaware Management Business
                                                  Trust) and of each fund in the Delaware Investments family
----------------------------------------------------------------------------------------------------------------------------------

*Business Address is One Commerce Square, Philadelphia, PA 19103.

--------------------------------------------------------------------------------
(1) PRESIDENT, CHIEF OPERATING OFFICER AND DIRECTOR, United Asset Management, Boston, MA March 1998-January 2000.
(2) PRESIDENT, DIRECTOR OF MARKETING AND SENIOR PORTFOLIO MANAGER, Marvin & Palmer Associates, Wilmington, DE 1996-1998.
(3) SENIOR VICE PRESIDENT AND DIRECTOR, Conseco Capital Management, Indianapolis, IN, June 1998 to August 2000.
(4) PORTFOLIO MANAGER Conseco Capital Management, Indianapolis, IN, December 1997-July 2000.
(5) VICE PRESIDENT/PORTFOLIO MANAGER, First Union National Bank, Philadelphia, PA, May 1982-August 1999.
(6) SENIOR TRADER/CORPORATE SPECIALIST, Conseco Capital Management, Indianapolis, IN, August 1995-August 2000.
(7) ASSISTANT VICE PRESIDENT/SENIOR SECURITIES ANALYST, Conseco Capital Management, Indianapolis, IN, 1997 to August 2000.
(8) ASSISTANT GENERAL COUNSEL, Prudential Investments, Newark, NJ, March 1998-July 2000.
(9) PRESIDENT AND PORTFOLIO MANAGER, Lynch and Mayer, Inc., New York, NY January 1990-February 2000.
(10) REGIONAL CONSULTANT/SUMMER INTERN, Merrill Lynch, Los Angeles, CA, 1994-1997. STUDENT 1994-1999.
(11) VICE PRESIDENT/PORTFOLIO MANAGER, Berger Funds, LLC, Denver, CO, 1997-February 2000.
(12)  VICE PRESIDENT, State Street Bank, Boston, MA, August 1996-February 2000.
(13) FINANCIAL ANALYST, Walnut Street Association, Wyomissing, PA, December 1998-June 1999.
(14) ANALYST, Schneider Capital Management, Wayne, PA, January 1997-January 1999. SENIOR ANALYST, Prudential Insurance Company, Newark, NJ, February 1999-May 2000.
(15) PORTFOLIO MANAGER, Conseco Capital Management, Indianapolis, IN, June 1996-July2000.
(16) VICE PRESIDENT, Lynch and Mayer, Inc., New York, NY, February 1993 to February 2000.
(17) HIGH-YIELD ANALYST, Credit Suisse First Boston, 1997 to 1998. HIGH-YIELD ANALYST, Conseco Capital Management, Indianapolis, IN 1999 to 2000.
(18) MANAGING DIRECTOR/RESEARCH, Schuylkill Capital Management, Philadelphia, PA, 1997-May 2000.
--------------------------------------------------------------------------------

Item 27. Principal Underwriters.

         (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments family.

         (b)(1) Information with respect to each director, officer or partner of principal underwriter:

------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*          Positions and Offices with Underwriter       Positions and Offices with Registrant
------------------------------------------------------------------------------------------------------------------------------------
Delaware Distributors, Inc.                   General Partner                              None
------------------------------------------------------------------------------------------------------------------------------------
Delaware Investment Advisers                  Limited Partner                              None
------------------------------------------------------------------------------------------------------------------------------------
Delaware Capital Management, Inc.             Limited Partner                              None
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery                           President/Chief Executive Officer            Executive Vice President/General
                                                                                           Counsel/Chief Administrative Officer
------------------------------------------------------------------------------------------------------------------------------------
David K. Downes                               Executive Vice President/Chief Operating     President/Chief Executive Officer/Chief
                                              Officer/Chief Financial Officer              Financial Officer
------------------------------------------------------------------------------------------------------------------------------------
Diane M. Anderson                             Senior Vice President/Retirement Operations  None
------------------------------------------------------------------------------------------------------------------------------------
Douglas L. Anderson                           Senior Vice President/Operations             None
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof                             Senior Vice President/Investment Accounting  Senior Vice President/Treasurer
------------------------------------------------------------------------------------------------------------------------------------
Lisa O. Brinkley                              Senior Vice President/Compliance Director    Senior Vice President/Compliance Director
------------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings                            Senior Vice President/Treasurer/ Corporate   Senior Vice President/Corporate
                                              Controller                                   Controller
------------------------------------------------------------------------------------------------------------------------------------
Joanne O. Hutcheson                           Senior Vice President/Human Resources        Senior Vice President/Human Resources
------------------------------------------------------------------------------------------------------------------------------------
Karina J. Istvan                              Senior Vice President/Retail Product         None
                                              Management
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*          Positions and Offices with Underwriter       Positions and Offices with Registrant
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro                           Senior Vice President/General                Senior Vice President/Deputy General
                                              Counsel/Secretary                            Counsel/ Secretary
------------------------------------------------------------------------------------------------------------------------------------
Stephen C. Nell                               Senior Vice President/National Retirement    None
                                              Sales
------------------------------------------------------------------------------------------------------------------------------------
James L. Shields                              Senior Vice President/Chief Information      None
                                              Officer
------------------------------------------------------------------------------------------------------------------------------------
Elisa C. Colkitt                              Vice President/Broker Dealer Operations &    None
                                              Service Support
------------------------------------------------------------------------------------------------------------------------------------
David F. Connor                               Vice President/Deputy General                Vice President/Deputy General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
Joel A. Ettinger                              Vice President/Taxation                      Vice President/Taxation
------------------------------------------------------------------------------------------------------------------------------------
Susan T. Friestedt                            Vice President/Retirement Services           None
------------------------------------------------------------------------------------------------------------------------------------
Dinah J. Huntoon                              Vice President/Product Manager, Equities     None
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey M. Kellogg                            Vice President/Product Manager,              None
                                              Fixed-Income & International
------------------------------------------------------------------------------------------------------------------------------------
Keven S. Lee                                  Vice President/Assistant Controller          None
------------------------------------------------------------------------------------------------------------------------------------
Philip Y. Lin                                 Vice President/Associate General             Vice President/Associate General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
Nancy Nawn                                    Vice President/Senior Wrap Product Manager   None
------------------------------------------------------------------------------------------------------------------------------------
David P. O'Connor                             Vice President/Associate General             Vice President/Associate General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
Robinder Pal                                  Vice President/Retail e-Business             None
------------------------------------------------------------------------------------------------------------------------------------
Richard  Salus                                Vice President/Assistant Controller          None
------------------------------------------------------------------------------------------------------------------------------------
Gordon E. Searles                             Vice President/Client Services               None
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Taggart                            Vice President/Facilities & Administrative   None
                                              Services
------------------------------------------------------------------------------------------------------------------------------------
James R. Van Deventer                         Vice President/Defined Contribution Sales-   None
                                              South
------------------------------------------------------------------------------------------------------------------------------------
Julia R. Vander Els                           Vice President/Retirement Plan               None
                                              Communications
------------------------------------------------------------------------------------------------------------------------------------

* Business address of each is One Commerce Square, Philadelphia, PA 19103.

         (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as financial intermediary distributor for all the mutual funds in the Delaware Investments family.

         (b)(2)  Information with respect to each officer or partner of LFD:

------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*          Positions and Offices with Underwriter       Positions and Offices with Registrant
------------------------------------------------------------------------------------------------------------------------------------
Delaware Distributors, Inc.                   General Partner                              None
------------------------------------------------------------------------------------------------------------------------------------
Delaware Investment Advisers                  Limited Partner                              None
------------------------------------------------------------------------------------------------------------------------------------
Delaware Capital Management, Inc.             Limited Partner                              None
------------------------------------------------------------------------------------------------------------------------------------
Richard J. Flannery                           President/Chief Executive Officer            Executive Vice President/General
                                                                                           Counsel/Chief Administrative Officer
------------------------------------------------------------------------------------------------------------------------------------
David K. Downes                               Executive Vice President/Chief Operating     President/Chief Executive Officer/Chief
                                              Officer/Chief Financial Officer              Financial Officer
------------------------------------------------------------------------------------------------------------------------------------
Diane M. Anderson                             Senior Vice President/Retirement Operations  None
------------------------------------------------------------------------------------------------------------------------------------
Douglas L. Anderson                           Senior Vice President/Operations             None
------------------------------------------------------------------------------------------------------------------------------------
Michael P. Bishof                             Senior Vice President/Investment Accounting  Senior Vice President/Treasurer
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Name and Principal Business Address*          Positions and Offices with Underwriter       Positions and Offices with Registrant
------------------------------------------------------------------------------------------------------------------------------------
Lisa O. Brinkley                              Senior Vice President/Compliance Director    Senior Vice President/Compliance Director
------------------------------------------------------------------------------------------------------------------------------------
Joseph H. Hastings                            Senior Vice President/Treasurer/ Corporate   Senior Vice President/Corporate
                                              Controller                                   Controller
------------------------------------------------------------------------------------------------------------------------------------
Joanne O. Hutcheson                           Senior Vice President/Human Resources        Senior Vice President/Human Resources
------------------------------------------------------------------------------------------------------------------------------------
Karina J. Istvan                              Senior Vice President/Retail Product         None
                                              Management
------------------------------------------------------------------------------------------------------------------------------------
Richelle S. Maestro                           Senior Vice President/General                Senior Vice President/Deputy General
                                              Counsel/Secretary                            Counsel/ Secretary
------------------------------------------------------------------------------------------------------------------------------------
Stephen C. Nell                               Senior Vice President/National Retirement    None
                                              Sales
------------------------------------------------------------------------------------------------------------------------------------
James L. Shields                              Senior Vice President/Chief Information      None
                                              Officer
------------------------------------------------------------------------------------------------------------------------------------
Elisa C. Colkitt                              Vice President/Broker Dealer Operations &    None
                                              Service Support
------------------------------------------------------------------------------------------------------------------------------------
David F. Connor                               Vice President/Deputy General                Vice President/Deputy General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
Joel A. Ettinger                              Vice President/Taxation                      Vice President/Taxation
------------------------------------------------------------------------------------------------------------------------------------
Susan T. Friestedt                            Vice President/Retirement Services           None
------------------------------------------------------------------------------------------------------------------------------------
Dinah J. Huntoon                              Vice President/Product Manager, Equities     None
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey M. Kellogg                            Vice President/Product Manager,              None
                                              Fixed-Income & International
------------------------------------------------------------------------------------------------------------------------------------
Keven S. Lee                                  Vice President/Assistant Controller          None
------------------------------------------------------------------------------------------------------------------------------------
Philip Y. Lin                                 Vice President/Associate General             Vice President/Associate General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
Nancy Nawn                                    Vice President/Senior Wrap Product Manager   None
------------------------------------------------------------------------------------------------------------------------------------
David P. O'Connor                             Vice President/Associate General             Vice President/Associate General
                                              Counsel/Assistant Secretary                  Counsel/Assistant Secretary
------------------------------------------------------------------------------------------------------------------------------------
Robinder Pal                                  Vice President/Retail e-Business             None
------------------------------------------------------------------------------------------------------------------------------------
Richard  Salus                                Vice President/Assistant Controller          None
------------------------------------------------------------------------------------------------------------------------------------
Gordon E. Searles                             Vice President/Client Services               None
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Taggart                            Vice President/Facilities & Administrative   None
                                              Services
------------------------------------------------------------------------------------------------------------------------------------
James R. Van Deventer                         Vice President/Defined Contribution Sales-   None
                                              South
------------------------------------------------------------------------------------------------------------------------------------
Julia R. Vander Els                           Vice President/Retirement Plan               None
                                              Communications
------------------------------------------------------------------------------------------------------------------------------------

* Business address of each is One Commerce Square, Philadelphia, PA 19103.

         (c)     Not Applicable.

Item 28. Location of Accounts and Records.

All accounts and records are maintained in Philadelphia at One Commerce Square, Philadelphia, PA 19103.

Item 29. Management Services.  None.

Item 30. Undertakings.  None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia, Commonwealth of Pennsylvania on this 23rd day of April, 2001.

                                      DELAWARE GROUP STATE TAX-FREE INCOME TRUST

                                      By:     /s/ Charles E. Haldeman, Jr.
                                          --------------------------------------
                                                Charles E. Haldeman, Jr.
                                                       Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

              Signature                                          Title                                       Date
--------------------------------------    ----------------------------------------------------    ----------------------------
/s/ David K. Downes                       President/Chief Executive Officer/Chief Financial             April 23, 2001
---------------------------------         Officer (Principal Executive Officer, Principal
David K. Downes                           Financial Officer and Principal Accounting
                                          Officer) and Trustee


/s/ Charles E. Haldeman, Jr.              Chairman and Trustee                                          April 23, 2001
---------------------------------
Charles E. Haldeman

/s/ Walter P. Babich            *         Trustee                                                       April 23, 2001
---------------------------------
Walter P. Babich

/s/ John H. Durham              *         Trustee                                                       April 23, 2001
---------------------------------
John H. Durham

/s/ John A. Fry                 *         Trustee                                                       April 23, 2001
---------------------------------
John A. Fry

/s/ Anthony D. Knerr            *         Trustee                                                       April 23, 2001
---------------------------------
Anthony D. Knerr

/s/ Ann R. Leven                *         Trustee                                                       April 23, 2001
---------------------------------
Ann R. Leven

/s/ Thomas F. Madison           *         Trustee                                                       April 23, 2001
---------------------------------
Thomas F. Madison

/s/ Jan L. Yeomans              *         Trustee                                                       April 23, 2001
---------------------------------
Jan L. Yeomans

                       * By: /s/ Charles E. Haldeman, Jr.
                            ------------------------------
                               Charles E. Haldeman, Jr.
                                as Attorney-in-Fact
                        for each of the persons indicated

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



















                                    Exhibits

                                       to

                                    Form N-1A

















             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS


Exhibit No.    Exhibit
-----------    -------
EX-99.D1       Executed Investment Management Agreement (May 1, 2000) between
               Delaware Management Company and the Registrant on behalf of each Fund

EX-99.E1iii    Executed Adoption Agreement (May 1, 2000) relating to
               Distribution Agreements between Distributors, L.P. and the
               Registrant

EX-99.E1iv     Form of Financial Intermediary Distribution Agreement (January
               2001) between Delaware Distributors, L.P. and Lincoln Financial
               Distributors, Inc. on behalf of the Registrant

EX-99.E3       Dealer's Agreement

EX-99.H2 Executed Adoption Agreement (May 1, 2000) relating to Shareholder Services Agreement between Delaware Service Company, Inc. and the Registrant

EX-99.J        Consent and Report of Auditors

EX-99.N        Plan under Rule 18f-3

EX-99.P2       Code of Ethics for Lincoln Financial Distributors, Inc.

EX-99.Q        Trustees' Power of Attorney